                                                ANNUAL REPORT | October 31, 2002


                                                                      The Strong

                                                                Municipal Income

                                                                           Funds

                              [PHOTO APPEARS HERE]


    Strong Intermediate Municipal Bond Fund

             Strong Wisconsin Tax-Free Fund

      Strong High-Yield Municipal Bond Fund

Strong Short-Term High Yield Municipal Fund

                 Strong Municipal Bond Fund

      Strong Short-Term Municipal Bond Fund

                                                                   [STRONG LOGO]

                                              ANNUAL REPORT  |  October 31, 2002


                                                                      The Strong

                                                                Municipal Income

                                                                           Funds



Table of Contents


Investment Reviews

     Strong Intermediate Municipal Bond Fund .................   2
     Strong Wisconsin Tax-Free Fund ..........................   4
     Strong High-Yield Municipal Bond Fund ...................   6
     Strong Short-Term High Yield Municipal Fund .............   8
     Strong Municipal Bond Fund ..............................  10
     Strong Short-Term Municipal Bond Fund ...................  12

Bond Glossary ................................................  14

Financial Information

     Schedules of Investments in Securities
          Strong Intermediate Municipal Bond Fund ............  15
          Strong Wisconsin Tax-Free Fund .....................  18
          Strong High-Yield Municipal Bond Fund ..............  21
          Strong Short-Term High Yield Municipal Fund ........  23
          Strong Municipal Bond Fund .........................  28
          Strong Short-Term Municipal Bond Fund ..............  33
     Statements of Assets and Liabilities ....................  41
     Statements of Operations ................................  44
     Statements of Changes in Net Assets .....................  47
     Notes to Financial Statements ...........................  49

Financial Highlights .........................................  57

Report of Independent Accountants ............................  60

Directors and Officers .......................................  61

A Few Words From Jay Mueller, Director of Fixed Income Investing
--------------------------------------------------------------------------------

[PHOTO APPEARS HERE]

Fixed Income Market Overview From November 1, 2001 to October 31, 2002

Over the 12 months ended October 31, 2002, interest rates fell dramatically. Or did they? To be sure, home mortgage rates dropped as low as most of us have seen in our lifetimes. And short- and intermediate-term Treasury bond yields fell to levels last seen in 1962. But while Treasury, government agency, mortgage-backed, and top-quality corporate bonds saw their yields fall (and consequently their prices rise), medium- and lower-quality corporate bonds had a very difficult time.

Below is a comparison of yields across the credit-quality range for bonds with five years remaining to maturity. The numbers tell the story:


Sector                             Yields as of 10-31-01     Yields as of 10-31-02     Change in Yields
-------------------------------------------------------------------------------------------------------
U.S. Treasuries                            3.47%                     2.73%                  - 0.74%
A-Rated Industrials                        4.94%                     3.81%                  - 1.13%
BBB-Rated Utilities                        5.53%                     5.93%                  + 0.40%
BBB-Rated Cable/Broadcast                  5.41%                     6.87%                  + 1.46%
B-Rated Industrials                       11.66%                    11.78%                  + 0.12%

Performance is historical and does not represent future results.


From this we see that no general statement can be made about the direction of rates: some went down, while others went up. Even among bonds with similar ratings, the differences were stark. The yields on BBB-rated cable and broadcast-sector bonds rose far more than those of utility issues, for example. In fact, in many cases, industry fundamentals had a far greater impact on bond yields than did credit-rating distinctions.

Lower-quality bonds underperform

Despite investors' broad retreat from credit risk, many bonds rated below investment-grade (also known as high-yield or "junk" bonds) fared better than their investment-grade counterparts. But generally, the further down the quality spectrum one ventured, the worse the results. This can be seen in the following total return figures:


Bond Index                                               Total Return 10-31-01 through 10-31-02
-----------------------------------------------------------------------------------------------
Lehman Aaa-Rated Credit Index                                             7.74%
Lehman Baa-Rated Credit Index                                             0.91%
Lehman Corporate High-Yield Index                                        -5.49%

Performance is historical and does not represent future results.


Total return measurements include both interest income received and the positive or negative change in the market price of a bond (just as the total return from a common stock consists of dividends received plus or minus the change in the stock's price over a given period). Because high-yield bonds start with a large income advantage over high-grade bonds, the performance divergence above speaks volumes with respect to relative price performance.

                                                        (Continued on next page)

It is a central tenet of modern investment theory that investors can only earn greater long-term total returns by being willing to accept greater risk. (This makes intuitive sense. After all, who would be willing to take more risk to earn the same or lower long-term returns?) Obviously, this relationship did not hold true over the past 12 months. Bondholders were indeed rewarded for accepting risk in the form of longer maturity ("duration risk" in industry parlance), but those who took on credit risk were penalized.

What are investors to make of all this? First, it is important to understand that the period we are talking about represented a kind of "perfect storm," with many factors buffeting the corporate bond market. Among these were:

     .    A severe recession in corporate profits

     .    Massive accounting and governance scandals

     .    High debt burdens accumulated during the 1990s boom

     .    An explosion of defaults and credit downgrades

     .    Fears of terrorism in the wake of September 11

     .    Apprehension over a possible war with Iraq

     .    The gut-wrenching fall in the stock market

With so many things to worry about, it's little wonder that safer, "bomb-proof" assets outperformed those perceived to be more risky. But the basic trade-off in investing -- you ought to get more return for taking more risk -- still operates. While it's not unusual for the relationship to falter for a month or a quarter or even a year, in the long run the fundamental efficiency of the market tends to assert itself. Eventually, even the "perfect storm" spends its fury.

There are reasons to believe the weather is clearing

As of the end of October, corporate profits had begun to improve. Balance sheets were being restructured to a more conservative mix of equity and debt. The worst of the corporate scandals seemed to have played out. The stock market had recouped some of its losses. Still, much of the corporate-bond market remains under stress.

This presents both a challenge and an opportunity. It appears that skillful credit analysis is likely to be a driver of performance in the corporate-bond sector going forward. Many well-known corporate issuers have seen prices on their bonds fall to what might once have been considered absurdly cheap levels. Some of these issues will recover as the macroeconomic environment improves. However, others inevitably will fall still further. It is the charge of credit analysts and portfolio managers -- that is, it is our job -- to distinguish one from the other, and to assemble well-balanced collections of securities representing value.

At Strong, we have used the lessons learned in the past year to strengthen our investment approach. In July, we restructured some of the responsibilities of members of the bond team. We have broadened the interaction of credit analysts and portfolio managers, allowing improved implementation of investment ideas. We also adjusted our risk-management discipline to reflect the higher level of uncertainty that prevails today. In short, we scrutinized every aspect of our business to make sure that the philosophy and process that brought our shareholders superior returns in the 1990s could be effectively implemented in the new climate.

What investors may anticipate in 2003

And what of the new climate? What should investors expect in the coming year? Or perhaps more to the point, what should they not expect? Prognostication is always difficult -- and it is even more so at times of unusual macroeconomic and geopolitical stress. Nonetheless, in my judgment, the odds are against these events taking place over the next 12 months:

     .    A double-dip recession

     .    Corporate scandals on the scale of 2001-2002

     .    A meaningful rise in inflation

     .    Broad-based deflation

Since the end of 2001, real gross domestic product (GDP) has grown at a 3.4% pace. That may be a bit sluggish for the first year of an economic recovery, but it is very close to the country's long-term average. We believe the economic expansion could gather some momentum in 2003. GDP growth could move up to the 3.5% to 4% range if consumer spending holds up, and if improving corporate profits lead to stronger hiring and capital investment.

Inflation appears likely to remain tame, in part because of a productivity surge in the U.S. Moreover, the long-term forces that have been responsible for our two-decade decline in inflation -- deregulation, the penetration of information technology, and trade liberalization -- are still in place. At the end of October, inflation as measured by the consumer price index (CPI) was running at a 2% annual pace.

Diversification remains crucial

If this strong-growth/low-inflation scenario comes to pass, the bond market may well see a partial reversal of the divergence in performance between high- and low-quality issues. As of this writing, there are already signs that the "flight to safety" impulse is weakening.

So should investors ratchet up their willingness to take risk? Not necessarily. Significant risks still cloud the outlook. Foremost among these is the threat of further terrorist attacks and the possibility of war in the Middle East. For these reasons -- and given the general principle that the future is always unknowable -- a diversified approach to investment, incorporating both bonds and stocks, is the prudent course. Diversification is a discipline that allows us to manage uncertainty.

At Strong, we are committed to providing a broad array of bond funds so our investors can take advantage of the benefits of diversification. The past three years have cast in high relief the wisdom of the old adage: Don't put all your eggs in one basket. These are challenging times, but we remain optimistic about the future. The American economy is the largest and most resilient in the world. The long boom of the 1990s created imbalances and excesses -- high debt burdens, overbuilt industries, flimsy accounting, and unrealistic expectations. These imbalances and excesses are now well along the path to correction, and the fundamental strength of the economy is reasserting itself. We are confident in our ability to help investors share in the prosperity we believe lies ahead.

Thank you for your trust and support.


Sincerely,

/s/ Jay N. Mueller

Jay N. Mueller

Strong Intermediate Municipal Bond Fund
================================================================================

Your Fund's Approach

The Strong Intermediate Municipal Bond Fund seeks total return by investing for a high level of federal tax-exempt current income. The Fund invests, under normal conditions, at least 80% of its net assets in municipal bonds, including intermediate-term, higher- and medium-quality municipal bonds. To enhance its return potential, the Fund may invest up to 15% of its net assets in bonds that are of lower quality (high-yield or junk bonds). The Fund may also invest up to 20% of its assets in taxable securities of comparable quality to its investments in municipal obligations, including U.S. government securities, bank and corporate obligations, and short-term, fixed income securities. The Fund's manager conducts intensive research on individual issuers to uncover solid investment opportunities, especially looking for bonds whose quality may be improving (based on improving financial trends, positive industry/sector dynamics, improving economic conditions, or specific demographic trends). The Fund typically maintains an average effective maturity between three and ten years.


                    Growth of an Assumed $10,000 Investment+
                            From 7-31-01 to 10-31-02

                              [CHART APPEARS HERE]

                The Strong     Lehman Brothers        Lipper
               Intermediate       Municipal        Intermediate
                Municipal          7 Year         Municipal Debt
                Bond Fund        Bond Index*       Funds Index*
Jul 2001          $10,000          $10,000           $10,000
Oct 2001          $10,360          $10,250           $10,234
Jan 2002          $10,437          $10,243           $10,198
Apr 2002          $10,625          $10,400           $10,322
Jul 2002          $10,999          $10,714           $10,604
Oct 2002          $11,095          $10,893           $10,723

+ This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with a similar investment in the Lehman Brothers Municipal 7 Year Bond Index and the Lipper Intermediate Municipal Debt Funds Index. Results include the reinvestment of all dividends and capital gains distributions. Performance is historical and does not represent future results. Investment returns and principal value of the Fund vary, and you may have a gain or loss when you sell shares. The graph and the Average Annual Total Returns table do not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares.

     The Fund's prospectus and statement of additional information may describe restrictions on the percentage of a particular type or quality of security in which the Fund may invest ("Percentage Restrictions"). Percentage Restrictions apply at the time the Fund purchases a security. Circumstances subsequent to the purchase of the security, such as a change in: (1) the Fund's assets (e.g., due to cash inflows and redemptions); (2) the market value of the security; or (3) the pricing or rating of the security, may cause the Fund to exceed or fall short of the Percentage Restriction. If this happens, the Fund's continued holding of the security will not constitute a violation of the Percentage Restriction.

Over the past year, short- and intermediate-term municipal yields declined by 0.25% to 0.50%, while long-term rates were basically unchanged. Despite these mild net changes, though, the overall interest-rate environment was fairly volatile. The Fund's performance for the year overall was good, showing greater strength in the early part of the period.

Changing directions in interest rates

The aggressive easing campaign that the Federal Reserve initiated in early 2001 wound down in late 2001 -- the beginning of this reporting period -- leaving the Fed Funds rate at 1.75%, where it remained through the end of October. Market rates, however, have not been as stable, with two- and ten-year Treasury rates fluctuating by almost 2 full percentage points during the 12 months.

Rates increased early in the period as investors began to anticipate an economic recovery, but quickly reversed course and started moving lower again in early April. This rally lasted all the way through early October. At that point, the market reversed, experiencing the worst two weeks seen in the municipal market in more than 15 years. The reporting period ended with the market anticipating that the Fed would probably ease rates again at its early November meeting -- a view that proved correct.

Economy played a significant role

The biggest driver of market interest-rate movements seemed to be the volatile performance of the stock market and investors' reallocation of assets from stocks to bonds. However, in many ways, the fluctuation in market interest rates also reflects the mixed signals that economic news gave to investors. Inflation declined at both the producer and consumer level. Manufacturing activity increased early in the period, but has slowed recently. Reduced mortgage rates, combined with only a slight increase in unemployment, helped to keep consumer-spending levels high. Although this was good news for the economy, recent surveys have indicated that consumer confidence is ebbing, which could put a damper on future economic growth.

Given the level of risk aversion that currently exists among investors, lower-quality bonds have not enjoyed the appreciation in value that higher-quality bonds have experienced. Fortunately, history shows that the municipal-bond sector tends to have a much lower rate of defaults than the corporate-bond sector. This allowed lower-quality municipals to perform much better than lower-quality taxable bonds of comparable maturities.

How we invested in this climate

Fund assets increased dramatically during the 12-month period, but our size remained relatively small. This gave us both the flexibility and resources to reposition the Fund quickly and take advantage of opportunities presented by the market's volatility. This had a positive impact on performance when rates started to move lower in early 2002.

Based on our view that the economy would slowly recover in 2002, we used this short-term rally to reduce the Fund's duration, bringing it back below our benchmark level. We also took the opportunity to add some lower-quality bonds to the portfolio.

This strategy worked well in March and early April, but hurt our performance later, as rates moved lower during the summer months.

Over the period, we kept the Fund's average credit quality at AA. Given investors' strong preference for higher-quality debt, this profile benefited the Fund's performance.

Recovery still on the horizon

Although solid signs of recovery have been somewhat delayed, we continue to expect the economy to resume a moderate pace of growth, with inflation remaining low or even decreasing. These conditions are supportive of the bond market. That said, should an improving economy drive a sustained rally in the equity markets, the bond market could suffer as investors gravitate back to stocks. It also remains all but impossible to predict what impact a war with Iraq could have on all financial markets.

We have a slightly bearish outlook on interest rates -- that is, we have mild concerns that they may begin to rise in coming months -- and have positioned the Fund accordingly. Our duration is slightly shorter than our benchmark level, and we have a modest overweighting in carefully selected lower-quality municipals. We believe our small asset size should help us to respond promptly to market shifts, however, and on the whole, yields within the municipal market should be considerably less volatile than those on the taxable side.

We thank you for your investment in the Strong Intermediate Municipal Bond Fund.

Lyle J. Fitterer
Portfolio Manager


Average Annual Total Returns
As of 10-31-02

Investor Class
--------------------------------------------

          1-year                       7.10%

          Since Fund Inception         8.65%
          (7-31-01)


Portfolio Statistics
As of 10-31-02

Investor Class
--------------------------------------------

          30-day
          annualized yield/1/          4.13%

Average
effective maturity/2/              6.1 years

Average quality rating/3/                 AA


The Fund invests a portion of its assets in lower-quality securities that present a significant risk for loss of principal and interest. Securities of the Fund are generally valued at market value through information obtained by a commercial pricing service. Please consider this before investing.

     Since inception, the Fund's advisor and/or administrator has waived its management fee and/or absorbed Fund expenses, which has resulted in higher returns.

     The Fund's income may be subject to state and local taxes and, depending on your tax status, to the Alternative Minimum Tax. Performance is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares.

/1/ Yields are historical and do not represent future yields. Yields fluctuate. Yields are as of 10-31-02. The Advisor has temporarily waived fees of 0.16% and absorbed expenses of 0.81%. Otherwise, the current yield would have been 3.16%, and returns would have been lower.

/2/ The Fund's average effective maturity includes the effect of when-issued securities.

/3/ For the purposes of this average rating, the Fund's short-term debt obligations have been assigned long-term ratings by the Advisor.

* The Lehman Brothers Municipal 7 Year Bond Index is an unmanaged index generally representative of seven-year, tax-exempt bonds. The Lipper Intermediate Municipal Debt Funds Index is generally representative of municipal debt issues with dollar-weighted average maturities of five to ten years. Source of the Lehman Brothers index data is Standard & Poor's Micropal. Source of the Lipper index data is Lipper Inc.

Strong Wisconsin Tax-Free Fund
================================================================================

Your Fund's Approach

The Strong Wisconsin Tax-Free Fund seeks total return by investing for a high level of current income that is exempt from federal and Wisconsin personal income taxes. The Fund invests, under normal conditions, at least 80% of its net assets in municipal obligations whose interest is exempt from Wisconsin and federal personal income taxes, including the federal Alternative Minimum Tax
(AMT). It invests primarily in higher- and medium-quality municipal obligations. To enhance its return potential, the Fund also invests a limited portion of its net assets in bonds that are of lower quality (high-yield or junk bonds). The Fund may also invest up to 20% of its assets in taxable securities of comparable quality to its investments in municipal obligations, including U.S. government securities, bank and corporate obligations, and short-term, fixed income securities. The Fund typically maintains an average effective maturity between 5 and 20 years. To the extent that the Fund holds taxable securities subject to the AMT, some income the Fund pays may be taxable. In addition, income from the Fund may be subject to local taxes, and the Fund may also invest up to 25% of its net assets in industrial development bonds (IDBs).



                    Growth of an Assumed $10,000 Investment+
                            From 4-06-01 to 10-31-02

                        The Strong Wisconsin                  Lehman Brothers
                            Tax-Free Fund                   Municipal Bond Fund
Apr 01                        $10,000                            $10,000
Jun 01                        $10,219                            $10,076
Sep 01                        $10,500                            $10,359
Dec 01                        $10,494                            $10,296
Mar 02                        $10,592                            $10,393
Jun 02                        $11,016                            $11,773
Sep 02                        $11,532                            $11,285
Oct 02                        $11,360                            $11,098


This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with similar investments in the Lehman Brothers Municipal Bond Index. Results include the reinvestment of all dividends and capital gains distributions. Performance is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares. The graph and the Average Annual Total Returns table do not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares. To equalize the time periods, the indexes' performances were prorated for the month of April 2001.

The Fund's prospectus and statement of additional information may describe restrictions on the percentage of a particular type or quality of security in which the Fund may invest ("Percentage Restrictions"). Percentage Restrictions apply at the time the Fund purchases a security. Circumstances subsequent to the purchase of the security, such as a change in: (1) the Fund's assets (e.g., due to cash inflows and redemptions); (2) the market value of the security; or (3) the pricing or rating of the security, may cause the Fund to exceed or fall short of the Percentage Restriction. If this happens, the Fund's continued holding of the security will not constitute a violation of the Percentage Restriction.

The higher-quality portions of the bond market performed well during the past 12 months, but bond prices did not enjoy a smooth upward trajectory during the period. The Fund outperformed its benchmark, the Lehman Brothers Municipal Bond Index, over the one-year period primarily because it maintained a defensive posture ahead of two brief interest-rate spikes. In addition, our security selection provided strong yields while maintaining positions in high-quality, longer bonds that benefited from the rally that took place from April to October.

Changing -- but generally favorable -- conditions

Rates drifted upward late in 2001, during the early portion of this reporting period. This was largely the result of expectations of an economic recovery by mid-2002. Unfortunately, hopes for this recovery quickly deflated, as the economy showed little vigor and accounting scandals eroded equity investors' confidence. In this environment, high-quality bonds became a safe haven for investors weary from a third straight year of negative equity returns and low money market yields. This confluence of conditions, along with scant inflation stoking credible arguments for actual price deflation, helped spark a spectacular bond-market rally.

The six-month rally in high-quality bonds that ran from early April through early October was the dominating feature of the one-year period. Over these six months, the yields on 10-year municipals declined by approximately 1.1%, while those on 30-year municipals fell by approximately 0.60%.

The period did end on a somewhat sour note, however, as the second half of October produced a massive sell-off in the fixed income markets. This was perhaps a reaction to concerns that some parts of the market had been "overbought." This setback, however, took back only slightly less than one-fourth of the market's gains from the extended rally.

The rally's impact on municipal bonds

Tax-exempt issues benefited from the fixed income rally, but not to the same extent as their taxable counterparts. For example, the 1.8% decline in 10-year U.S. Treasury yields from April to October outpaced its municipal counterpart by approximately 0.75%.

One reason for this difference was the increase in new issuance of municipal debt. Issuers rushed to the market to raise cheap capital and to refinance higher-interest debt. Other factors weighing on the municipal market were skepticism about the credit quality of states grappling with increasing deficits, and individual investors' reluctance to purchase municipals at some of the lowest yields seen in decades.

Putting new inflows to work

The Fund was primarily in an acquisition mode during the 12-month period, as cash inflows (along with modest bond appreciation) increased our asset base by approximately 32%. We used incoming money flows to increase our positions in a number of securities that we consider to be core holdings. For example, we added to our holdings of several bonds offered by the Southeast Wisconsin Professional Baseball Park District, which contributed positively to performance over the year. We also made significant commitments to longer-term Puerto Rico bonds, with an emphasis on AAA-insured general governmental issues and an A-rated position supported by Puerto Rico's share of revenue from the historic master settlement agreement with the U.S.'s largest tobacco manufacturers.

By making use of opportunities in the secondary market, we added to selective non-investment grade securities in the multifamily housing sector. We are generally attracted to this sector when we can identify securities that combine medium- to high-quality collateral with stable operating histories, strong profit-motivated ownership groups, and modest leverage.

During the period, we made a conscious effort to pare back our weightings in selective lease transactions supported by payments from Wisconsin municipalities, based on our perception of general credit weakness among these issuers.

Looking at the year ahead

As longer-term bonds came under pressure in October, their yields rose by approximately 0.30% -- pushing them back to levels that may help renew individual investors' interest in the market. Other factors that should help provide a supportive framework for the municipal market include a modest economic outlook, subdued inflation expectations, and long-term municipals' cheapness relative to similar-maturity Treasuries. As of the end of October, 30-year municipal yields stood at nearly 100% of those of Treasury bonds.

October's market retreat may very well have laid the groundwork for a more positive period for municipal securities ahead. Although we do not anticipate another significant bond rally over the next year, we believe the tax-exempt market will continue to be an attractive asset class for long-term investors.

We appreciate your investment in the Strong Wisconsin Tax-Free Fund.


Lyle J. Fitterer
Portfolio Co-Manager

Chad M. Rach
Portfolio Co-Manager


Average Annual Total Returns

As of 10-31-02

Investor Class
---------------------------------------------
     1-year                        6.80%

     Since Fund Inception          8.46%
     (4-6-01)


Portfolio Statistics

As of 10-31-02

Investor Class
---------------------------------------------
     30-day annualized yield/1/    4.06%

Average
effective maturity/2/               6.3 years

Average quality rating/3/             A


The Fund invests a portion of its assets in lower-quality securities that present a significant risk for loss of principal and interest. Securities of the Fund are generally valued at market value through information obtained by a commercial pricing service. Please consider this before investing.

     From time to time, the Fund's advisor and/or administrator has waived its management fee and/or absorbed Fund expenses, which has resulted in higher returns.

     Because the Fund invests primarily in municipal obligations whose interest is exempt from Wisconsin and federal personal income taxes, and that are commonly active in similar industries, the Fund's share price and performance may be more volatile than a fund that has a larger selection of issuers.

     Under certain circumstances (e.g., the Fund holds taxable securities and your tax status subjects you to the alternative minimum tax), some income the Fund pays you may be subject to federal income tax. In addition, income from the Fund may be subject to state and local taxes.

/1/ Yields are historical and do not represent future yields. Yields fluctuate. Yields are as of 10-31-02. The Advisor has temporarily waived fees of 0.37% and absorbed expenses of 0.57%. Otherwise, the current yield would have been 3.12%, and returns would have been lower.

/2/ The Fund's average effective maturity includes the effect of futures and when-issued securities.

/3/ For the purposes of this average rating, the Fund's short-term debt obligations have been assigned long-term ratings by the Advisor.

* The Lehman Brothers Municipal Bond Index is an unmanaged index generally representative of investment-grade, tax-exempt bonds. Source: Standard
     & Poor's Micropal.

Strong High-Yield Municipal Bond Fund
================================================================================

Your Fund's Approach

The Strong High-Yield Municipal Bond Fund seeks total return by investing for a high level of federal tax-exempt current income. The Fund invests, under normal conditions, at least 80% of its net assets in municipal bonds, including long-term, medium- and lower-quality municipal bonds. The Fund's manager emphasizes bonds whose credit quality may be improving and issuers that complement current investment themes, such as the "aging of America." The manager also takes the overall interest-rate environment into consideration. The Fund typically maintains an average effective maturity between 10 and 25 years.


                    Growth of an Assumed $10,000 Investment+
                            From 10-1-93 to 10-31-02

                                   [CHART APPEARS HERE]

          The Strong High-Yield   Lehman Brothers        Lipper High-Yield
           Municipal Bond Fund     Municipal Bond       Municipal Debt Funds
                                       Index*                  Index*
Oct 93           $10,000               $10,000                 $10,000
Oct 94           $10,211               $ 9,583                 $ 9,635
Oct 95           $11,380               $11,005                 $10,921
Oct 96           $12,045               $11,632                 $11,509
Oct 97           $13,352               $12,620                 $12,550
Oct 98           $14,642               $13,631                 $13,464
Oct 99           $14,043               $13,390                 $13,122
Oct 00           $13,925               $14,529                 $13,560
Oct 01           $13,800               $16,056                 $14,446
Oct 02           $12,492               $16,998                 $14,800

+This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with similar investments in the Lehman Brothers Municipal Bond Index and the Lipper High-Yield Municipal Debt Funds Index. Results include the reinvestment of all dividends and capital gains distributions. Performance is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares. The graph and the Average Annual Total Returns table do not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares.

 The Fund's prospectus and statement of additional information may describe restrictions on the percentage of a particular type or quality of security in which the Fund may invest ("Percentage Restrictions"). Percentage Restrictions apply at the time the Fund purchases a security. Circumstances subsequent to the purchase of the security, such as a change in: (1) the Fund's assets (e.g., due to cash inflows and redemptions); (2) the market value of the security; or
 (3) the pricing or rating of the security, may cause the Fund to exceed or fall short of the Percentage Restriction. If this happens, the Fund's continued holding of the security will not constitute a violation of the Percentage Restriction.

The high-yield municipal market remained difficult over the one-year period ended October 31, 2002. We have continued to work to make changes that we believe will improve the portfolio, and we are encouraged by our progress thus far--and by improvements in the Fund's performance in the later months of the reporting period.

Steps toward change
In the past year, we have focused our efforts on repositioning and upgrading the portfolio's overall credit quality. Although our progress on this front has at times been slower than we would have preferred, we have been able to take meaningful, positive steps despite a generally unfavorable environment. In an uncertain economy, investors had little appetite for risk, and strongly preferred high-quality bonds, making it at times difficult to reduce our positions in lower-rated holdings.

Positive developments were more prevalent in the second half of the year. We succeeded in selling some of our non- and lower-rated securities out of the portfolio entirely, including one large non-rated holding. In addition, we were able to reduce the size of our positions in other bonds, enhancing the Fund's diversification. In addition to these moves, the Fund received and benefited from partial distributions from three defaulted holdings. These credits are scheduled to make final distributions in the coming year, which will then result in the positions being eliminated from the portfolio. Finally, another defaulted holding was restructured during the quarter and is back on accrual.

The overall portfolio credit quality remains at B, and we have made no major changes with respect to the portfolio's average maturity.

Factors in improving performance

These positive developments have been reflected in the Fund's improved performance in recent months. Another major contributing factor in this improvement was our underweighting in airline and corporate-backed bonds, which were out of favor over the period.

The Fund has recently added some deeply discounted airline-backed debt to the portfolio, though these holdings still account for less than 3% of assets. As the prospects for the major airlines improve in time, we believe these holdings have the potential to appreciate in value.

The tone, depth, and breadth of the high-yield municipal market have all improved. However, it appears that selling lower-quality municipal securities at acceptable prices will remain challenging into the foreseeable future. As we make new investments for the Fund, we will focus on issues that trade more readily in the marketplace.

Looking ahead

We believe moderate growth should mark the path of the economy, with inflation expected to remain at current low levels. The Federal Reserve clearly is keeping a close eye on the fragile state of the economy. Any sign of a recovery could cause bond yields to move higher quickly. Given that there is a degree of uncertainty in the economy and the markets, we are working to build a portfolio that will be able to be more flexible and responsive to changing conditions.

Over the past year, we have been adding investment-grade bonds to the portfolio, and we plan to continue on this path into 2003. Municipal securities are currently very cheap relative to Treasuries -- and we intend to use this opportunity to add higher-quality bonds to the portfolio at good prices.

Working toward resolution on credit issues takes time, and we appreciate your patience and confidence as we complete this process.

We thank you for your investment in the Strong High-Yield Municipal Bond Fund.

Mary-Kay H. Bourbulas
Portfolio Manager


Average Annual Total Returns
As of 10-31-02

Investor Class
----------------------------------------------

          1-year                        -9.48%

          3-year                        -3.83%

          5-year                        -1.59%

          Since Fund Inception           2.48%
          (10-1-93)


Portfolio Statistics
As of 10-31-02

Investor Class
-----------------------------------------------

          30-day                          6.22%
          annualized yield/1/

          Average                    14.8 years
          effective maturity/2/

          Average quality rating/3/           B

The Fund invests in lower-quality securities that present a significant risk for loss of principal and interest. Securities of the Fund are generally valued at market value through information obtained by a commercial pricing service. Please consider this before investing.


     From time to time, the Fund's advisor and/or administrator has waived its management fee and/or absorbed Fund expenses, which has resulted in higher returns.

     The Fund's income may be subject to state and local taxes and, depending on your tax status, to the Alternative Minimum Tax.

/1/ Yields are historical and do not represent future yields. Yields fluctuate. Yields are as of 10-31-02.

/2/ The Fund's average effective maturity includes the effect of futures and when-issued securities.

/3/ For purposes of this average rating, the Fund's short-term debt obligations have been assigned long-term ratings by the Advisor.

* The Lehman Brothers Municipal Bond Index is an unmanaged index generally representative of investment-grade, tax-exempt bonds. The Lipper High-Yield Municipal Debt Funds Index is an equally weighted performance index of the largest qualifying funds in this Lipper category. Source of the Lehman Brothers index data is Standard & Poor's Micropal. Source of the Lipper Index data is Lipper Inc.

Strong Short-Term High Yield Municipal Fund
================================================================================

Your Fund's Approach

The Strong Short-Term High Yield Municipal Fund seeks total return by investing for a high level of federal tax-exempt current income with a moderate degree of share-price fluctuation. The Fund invests, under normal conditions, at least 80% of its net assets in municipal bonds. It follows a similar investment style to the High-Yield Municipal Bond Fund, but invests primarily in short- and intermediate-term, medium- and lower-quality municipal bonds. The Fund typically maintains an average effective maturity between one and three years.

                    Growth of an Assumed $10,000 Investment+
                            From 11-30-97 to 10-31-02

                              [CHART APPEARS HERE]


                              Lehman Brothers
              The Strong          1-5 Year
              Short-Term    Non-Investment Grade   Lipper High-Yield
              High Yield       Municipal Bond        Municipal Debt
            Municipal Fund         Index*             Funds Index*

Nov 97          $10,000            $10,000               $10,000
Feb 98          $10,225            $10,188               $10,283
May 98          $10,405            $10,298               $10,406
Aug 98          $10,548            $10,433               $10,611
Nov 98          $10,639            $10,574               $10,693
Feb 99          $10,770            $10,721               $10,786
May 99          $10,870            $10,814               $10,810
Aug 99          $10,884            $10,845               $10,588
Nov 99          $10,877            $10,889               $10,469
Feb 00          $10,763            $10,941               $10,308
May 00          $10,841            $11,098               $10,361
Aug 00          $11,020            $11,356               $10,743
Nov 00          $11,093            $11,518               $10,734
Feb 01          $11,384            $11,787               $10,955
May 01          $11,524            $11,964               $11,084
Aug 01          $11,684            $12,216               $11,485
Nov 01          $11,628            $12,381               $11,385
Feb 02          $11,752            $12,369               $11,470
May 02          $11,833            $12,503               $11,566
Aug 02          $12,007            $12,750               $11,812
Oct 02          $11,975            $12,847               $11,733


+ This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with a similar investment in the Lehman Brothers 1-5 Year Non-Investment Grade Municipal Bond Index and the Lipper High-Yield Municipal Debt Funds Index. Results include the reinvestment of all dividends and capital gains distributions. Performance is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares. The graph and the Average Annual Total Returns table do not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares.

  The Fund's prospectus and statement of additional information may describe restrictions on the percentage of a particular type or quality of security in which the Fund may invest ("Percentage Restrictions"). Percentage Restrictions apply at the time the Fund purchases a security. Circumstances subsequent to the purchase of the security, such as a change in: (1) the Fund's assets (e.g., due to cash inflows and redemptions); (2) the market value of the security; or (3) the pricing or rating of the security, may cause the Fund to exceed or fall short of the Percentage Restriction. If this happens, the Fund's continued holding of the security will not constitute a violation of the Percentage Restriction.

The municipal market continues to work its way through many of the same issues that we described in our previous report. As we ended the year, overwhelming new-issue supply helped to effectively halt a rally in municipals, causing them to underperform Treasury securities. The flip side of this recent underperformance is that yields on municipals now match or even exceed Treasury yields.

The Fund managed to perform well despite a widening gap between the yields of high- and lower-quality municipals. This is largely because the Fund's short average maturity insulated it from most of the interest-rate volatility that took place during the period.

Investors increasingly wary of risk

Investors skittish after stock market declines have increasingly looked to higher-quality, shorter-term bonds for safety. While investors have found municipal bonds, especially those of shorter maturities, to be attractive places to hide this year, lower-quality bonds have not enjoyed the appreciation in value that higher-quality bonds have experienced. However, lower-quality municipals performed much better than similar-quality taxable bonds.

The municipal market has been subject to asset allocation swings as investors have switched back and forth between bonds and equities, producing some volatility. This has been most noticeable recently, as municipal supply has been heavy.

Yield spreads -- that is, the difference in yield between top-quality bonds and those rated BBB and lower -- continued to widen during the year, especially in the corporate-backed sector. Simply put, investors demanded additional yield to compensate for the higher risk. The Fund's short average maturity gives us a steady flow of cash from maturing bonds during the year, and while we did reinvest proceeds from matured bonds into this corporate-backed sector, we did not add to the Fund's overall allocation to corporate-backed issues. Our holdings in this corporate-backed sector are broad and diverse.

Taking steps to manage volatility

As we mentioned in our previous report, we have undertaken an effort to both broaden the Fund's diversification and reduce the size of individual positions in an effort to lower volatility. Further, we have increased the Fund's allocation to higher-rated securities. We believe that these steps have already made a difference in the Fund's overall performance, and they should help to insulate investors in the event of credit deterioration. The Fund's overall credit quality remains BBB.

The tone, depth, and breadth of the high-yield municipal market have all improved. However, it appears that liquidity among most non-rated municipal securities will remain weak into the foreseeable future. Thus, we will remain focused on reinvesting free cash flow into issues that offer ample liquidity.

Preparing for conditions ahead

We believe moderate growth should mark the path of the economy, with inflation expected to remain at current low levels. The Federal Reserve clearly still has a close eye on the fragile state of the economy. Any sign of a recovery in the marketplace could cause bond yields to move higher quickly. In addition, the uncertainty of war looms overhead, and the effect of a war is difficult to predict.

In these conditions, we expect to keep the Fund's average maturity at about 2.9 years, as recent events indicate no need for either an increase or decrease.

Municipals are currently cheap relative to Treasuries and many other taxable securities. We thus believe that the municipal market is now presenting some of the best opportunities seen in some time. Eventually, this situation will correct itself, but in the meantime we are vigilant in searching out what we believe are the best opportunities the market has to offer.

Thank you for your investment in the Strong Short-Term High Yield Municipal
Fund.

Mary-Kay H. Bourbulas
Portfolio Manager


Average Annual Total Returns
As of 10-31-02

Investor Class
---------------------------------------------------
          1-year                              2.78%

          3-year                              3.43%

          Since Fund Inception                3.73%
          (11-30-97)


Portfolio Statistics
As of 10-31-02

Investor Class
---------------------------------------------------
          30-day annualized yield/1/          4.48%

          Average effective maturity/2/   2.9 years

          Average quality rating/3/             BBB


The Fund invests in lower-quality securities that present a significant risk for loss of principal and interest. Securities of the Fund are generally valued at market value through information obtained by a commercial pricing service. Please consider this before investing.

From time to time, the Fund's advisor and/or administrator has waived its management fee and/or absorbed Fund expenses, which has resulted in higher returns.
The Fund's income may be subject to state and local taxes and, depending on your tax status, to the Alternative Minimum Tax.

/1/ Yields are historical and do not represent future yields. Yields fluctuate. Yields are as of 10-31-02.
/2/ The Fund's average effective maturity includes the effect of when-issued securities.
/3/ For the purposes of this average rating, the Fund's short-term debt obligations have been assigned long-term ratings by the Advisor.

* The Lehman Brothers 1-5 Year Non-Investment Grade Municipal Bond Index is an unmanaged index generally representative of municipal bonds rated below Baa with maturities of one to five years. The Lipper High-Yield Municipal Debt Funds Index is an equally weighted performance index of the largest qualifying funds in this Lipper category. Source of the Lehman index data is Lehman Brothers. Source of the Lipper index data is Lipper Inc.

Strong Municipal Bond Fund
================================================================================

Your Fund's Approach

The Strong Municipal Bond Fund seeks total return by investing for a high level of federal tax-exempt current income with a moderate degree of share-price fluctuation. The Fund invests, under normal conditions, at least 80% of its net assets in municipal bonds, including long-term, higher- and medium-quality municipal bonds. To enhance its return potential, the Fund may invest up to 15% of its net assets in bonds that are of lower quality (high-yield or junk bonds). The Fund may also invest up to 20% of its assets in taxable securities of comparable quality to its investments in municipal obligations, including U.S. government securities, bank and corporate obligations, and short-term, fixed income securities. The Fund's manager conducts intensive research on individual issuers to uncover solid investment opportunities, especially looking for bonds whose quality may be improving. The Fund typically maintains an average effective maturity between 10 and 20 years.

                    Growth of an Assumed $10,000 Investment+
                            From 10-23-86 to 10-31-02

                              [CHART APPEARS HERE]

             The Strong     Lehman Brothers   Lipper General
           Municipal Bond   Municipal Bond    Municipal Debt
                Fund            Index*         Funds Index*
Oct 1986      $10,000          $10,000           $10,000
Oct 1987      $ 9,657          $ 9,962           $ 9,730
Oct 1988      $10,644          $11,412           $11,308
Oct 1989      $11,288          $12,338           $12,216
Oct 1990      $11,700          $13,253           $12,885
Oct 1991      $13,174          $14,866           $14,483
Oct 1992      $14,627          $16,113           $15,574
Oct 1993      $16,845          $18,382           $18,005
Oct 1994      $16,106          $17,581           $17,029
Oct 1995      $17,609          $20,190           $19,426
Oct 1996      $18,236          $21,342           $20,485
Oct 1997      $20,284          $23,154           $22,217
Oct 1998      $22,013          $25,010           $23,865
Oct 1999      $21,014          $24,567           $23,012
Oct 2000      $21,144          $26,657           $24,755
Oct 2001      $22,967          $29,458           $27,186
Oct 2002      $23,527          $31,186           $28,390

+ This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with similar investments in the Lehman Brothers Municipal Bond Index and the Lipper General Municipal Debt Funds Index. Results include the reinvestment of all dividends and capital gains distributions. Performance is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares. The graph and the Average Annual Total Returns table do not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares. To equalize the time periods, the indexes' performances were prorated for the month of October 1986.

  The Fund's prospectus and statement of additional information may describe restrictions on the percentage of a particular type or quality of security in which the Fund may invest ("Percentage Restrictions"). Percentage Restrictions apply at the time the Fund purchases a security. Circumstances subsequent to the purchase of the security, such as a change in: (1) the Fund's assets (e.g., due to cash inflows and redemptions); (2) the market value of the security; or (3) the pricing or rating of the security, may cause the Fund to exceed or fall short of the Percentage Restriction. If this happens, the Fund's continued holding of the security will not constitute a violation of the Percentage Restriction.

After performing reasonably well early in the one-year period ended October 31, 2002, the Fund lagged behind its benchmark, the Lehman Brothers Municipal Bond Index, and peer benchmark, the Lipper General Municipal Debt Funds Index, in the second half of the year. This weaker performance was driven primarily by our lower-quality holdings in a year that proved difficult for higher-yielding securities.

Interest rates fluctuated

After aggressively cutting rates throughout 2001, the Federal Reserve took a breather in 2002 and did not change rates again through the end of October. Market rates, however, were not so stable. Rates rose early in the period as investors began to anticipate an economic recovery, but quickly reversed course and starting moving lower again in early April. This rally ended in early October, though, as the municipal markets posted their worst two-week period in more than 15 years. The period ended with market rates anticipating an additional rate cut from the Fed in November.

The biggest drivers of market interest-rate movements seemed to be the volatile performance of the stock market and investors' reallocation of assets from stocks to bonds. However, in many ways, the fluctuation in market interest rates also reflected the mixed signals that economic news gave to investors. Inflation declined at both the producer and consumer level. Manufacturing activity increased early in the period, but has slowed recently. Reduced mortgage rates, combined with only a slight increase in unemployment, helped to keep consumer-spending levels high. While this news was good for the economy, recent surveys have indicated that consumer confidence is ebbing, which could put a damper on future economic growth.

Impact from the economy

The slowing economy and a general tightening of lending standards have led to a higher default rate -- that is, the failure to make scheduled payments of interest -- in the bond market. This has hurt the performance of lower-quality bonds over the past few years and has caused the difference in yield between high- and lower-quality bonds to reach historically wide levels.

The good news on this front is that investors are being compensated with very attractive yields for owning lower-quality bonds. However, given the level of risk aversion in the marketplace, these bonds have not enjoyed the appreciation in value that higher-quality bonds have experienced. Fortunately, history shows that the municipal-bond sector tends to have a much lower rate of default than the corporate-bond sector. This allowed lower-quality municipals to perform much better than lower-quality taxable bonds of comparable maturities.

Shortly before the beginning of this reporting period, we decided to maintain the Fund's average credit quality of A, one rung below the AA average of our benchmark. This decision was based on our economic outlook and also on the relative attractiveness of yields in the lower-quality sector. Unfortunately, after September 11, the economy did not recover as quickly as we anticipated, leading lower-quality bonds to underperform in 2002.

Anticipating moderate growth

We expect the economy to continue to grow at a moderate pace, with inflation remaining low or even declining further. These conditions are generally positive for the bond market. On the other hand, the correlation between stock prices and bond yields may continue, meaning that any sustained rally in the equity markets could cause bond yields to increase. Further, it is hard to predict what a war with Iraq would mean for the fixed income or equity markets.

Our portfolio is currently positioned with a slightly bearish stance on interest rates. We have kept the Fund's duration, or interest-rate sensitivity, slightly shorter than our benchmark, the Lehman Brothers Municipal Bond Index, and we continue to be overweight in lower-quality bonds. On a historical basis, the additional yield investors are being paid to own lower-quality bonds is at its highest level. Given the low absolute yields on higher-quality bonds, and our view that the economy will experience a modest recovery, we anticipate that investors may migrate some assets to this sector in the coming period. Given the relatively small size of this market, the impact of only a relatively small amount of money being reallocated to higher-yielding bonds can be significant.

We are generally positive with regard to the overall tone of the fixed income markets, but we recognize that any signs of economic recovery could cause rates to move higher very quickly. Given municipals' relative attractiveness from a price standpoint, however, we anticipate that yields within the municipal market should be less volatile than in the taxable sector.

We thank you for your investment in the Strong Municipal Bond Fund.

Lyle J. Fitterer
Portfolio Manager

Average Annual Total Returns
As of 10-31-02

Investor Class
----------------------------------------------
          1-year                         2.44%
          5-year                         3.01%
          10-year                        4.87%
          Since Fund Inception           5.49%
          (10-23-86)

Portfolio Statistics
As of 10-31-02

Investor Class
----------------------------------------------
          30-day
          annualized yield/1/            4.01%

          Average
          effective maturity/2/      9.0 years

          Average quality rating/3/          A

The Fund invests a portion of its assets in lower-quality securities that present a significant risk for loss of principal and interest. Securities of the Fund are generally valued at market value through information obtained by a commercial pricing service. Please consider this before investing.

     From time to time, the Fund's advisor and/or administrator has waived its management fee and/or absorbed Fund expenses, which has resulted in higher returns. The Fund's income may be subject to state and local taxes and, depending on your tax status, to the Alternative Minimum Tax.

/1/ Yields are historical and do not represent future yields. Yields fluctuate. Yields are as of 10-31-02.

/2/ The Fund's average effective maturity includes the effect of futures and when-issued securities.

/3/ For purposes of this average rating, the Fund's short-term debt obligations have been assigned long-term ratings by the Advisor.

* The Lehman Brothers Municipal Bond Index is an unmanaged index generally representative of investment-grade, tax-exempt bonds. The Lipper General Municipal Debt Funds Index is an equally weighted performance index of the largest qualifying funds in this Lipper category. Source of the Lehman index data is Standard & Poor's Micropal. Source of the Lipper index data is Lipper Inc.

Strong Short-Term Municipal Bond Fund
================================================================================

Your Fund's Approach

The Strong Short-Term Municipal Bond Fund seeks total return by investing for a high level of federal tax-exempt current income with a low degree of share-price fluctuation. The Short-Term Municipal Bond Fund invests, under normal conditions, at least 80% of its net assets in municipal bonds. It invests primarily in short- and intermediate-term, higher- and medium-quality municipal bonds, following the investment style of the Municipal Bond Fund. To enhance its return potential, the Fund may invest up to 15% of its net assets in bonds that are of lower quality (high-yield or junk bonds). The Fund may also invest up to 20% of its assets in taxable securities of comparable quality to its investments in municipal obligations, including U.S. government securities, bank and corporate obligations, and short-term, fixed income securities. The Fund typically maintains an average effective maturity of three years or less.

                    Growth of an Assumed $10,000 Investment+
                           From 12-31-91 to 10-31-02

                              [CHART APPEARS HERE]

              The Strong     Lehman Brothers     Lipper Short
              Short-Term        Municipal         Municipal
              Municipal          3 Year           Debt Funds
              Bond Fund        Bond Index*         Average*
Dec 91         $10,000           $10,000           $10,000
Dec 92         $10,716           $10,643           $10,579
Dec 93         $11,441           $11,305           $11,132
Dec 94         $11,256           $11,382           $11,168
Dec 95         $11,861           $12,392           $11,966
Dec 96         $12,439           $12,942           $12,422
Dec 97         $13,301           $13,651           $13,002
Dec 98         $14,039           $14,362           $13,593
Dec 99         $14,203           $14,644           $13,839
Dec 00         $14,920           $15,556           $14,541
Dec 01         $15,691           $16,581           $15,224
Oct 02         $16,264           $17,441           $15,663

+ This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with a similar investment in the Lehman Brothers Municipal 3 Year Bond Index and the Lipper Short Municipal Debt Funds Average. Results include the reinvestment of all dividends and capital gains distributions. Performance is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares. The graph and the Average Annual Total Returns table do not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares.

     The Fund's prospectus and statement of additional information may describe restrictions on the percentage of a particular type or quality of security in which the Fund may invest ("Percentage Restrictions"). Percentage Restrictions apply at the time the Fund purchases a security. Circumstances subsequent to the purchase of the security, such as a change in: (1) the Fund's assets (e.g., due to cash inflows and redemptions); (2) the market value of the security; or (3) the pricing or rating of the security, may cause the Fund to exceed or fall short of the Percentage Restriction. If this happens, the Fund's continued holding of the security will not constitute a violation of the Percentage Restriction.

Over the past year, short- and intermediate-term municipal yields declined by 0.25% to 0.50%, while long-term rates were basically unchanged. Despite these mild net changes, though, the overall interest-rate environment was fairly volatile. In general, higher-quality bonds performed better during the period.

Overall, the Fund performed well relative to its peer benchmark, the Lipper Short Municipal Debt Funds Average, for the year, with its strongest performance in the first half of the reporting period.

Rates fluctuated during the year

The Federal Reserve's aggressive campaign to lower interest rates initiated in early 2001 wound down in late 2001 -- the beginning of this reporting period. This left the Fed Funds rate at 1.75%, where it remained through the end of October 2002. Market rates, however, have not been as stable, with two- and ten-year Treasury rates fluctuating by almost 2.0% during the 12 months.

Rates increased early in the period as investors began to anticipate an economic recovery, but quickly reversed course and starting moving lower again in early April. This rally lasted all the way through early October. At that point, the market reversed, experiencing the worst two weeks seen in the municipal market in more than 15 years. The reporting period ended with the market anticipating that the Fed would probably ease rates again at its early November meeting -- a view that proved correct.

Solid performance for the year

The Fund performed very well in the first half of the year. We started the year with the Fund's duration (interest-rate sensitivity) in a neutral position relative to our benchmark, which helped us to perform well when interest rates moved lower in early 2002. Based on our belief that the economy would enjoy a modest recovery in 2002, we used this January rally to sell some of our longer-term, higher-quality holdings. This step reduced the Fund's duration, and it also allowed us to redeploy some assets in lower-quality sectors likely to benefit from a recovery.

In hindsight, our timing in this move was a little early. The summer's stock-market decline, combined with increasing levels of default on taxable corporate bonds, drove safety-seeking investors toward high-quality bonds -- both Treasuries and high-rated municipals. As a result, the Fund gave back some of its first-half outperformance.

Modest economic growth anticipated

We expect to see the economy continue to grow at a moderate pace in the coming year, with low or even declining inflation. These conditions are supportive of the bond market. That said, should an improving economy drive a sustained rally in the equity markets, the bond market could suffer as investors gravitate back to stocks. It also remains all but impossible to predict what impact a war with Iraq could have on all financial markets.

We have a slightly bearish outlook on interest rates -- that is, we have mild concerns that they may begin to rise in coming months -- and have positioned the portfolio accordingly. Our duration is slightly shorter than our benchmark, the Lehman Brothers Municipal 3 Year Bond Index, and we have a modest overweighting in carefully selected lower-quality municipals.

We appreciate your investment in the Strong Short-Term Municipal Bond Fund.

Lyle J. Fitterer
Portfolio Manager

Average Annual Total Returns
As of 10-31-02

Investor Class
---------------------------------------

          1-year                  3.52%

          5-year                  4.40%

          10-year                 4.43%

          Since Fund Inception    4.59%
          (12-31-91)

Portfolio Statistics
As of 10-31-02

Investor Class
---------------------------------------

          30-day
          annualized yield/1/     3.52%


Average
effective maturity/2/         2.4 years

Average quality
rating/3/                             A

     The Fund invests a portion of its assets in lower-quality securities that present a significant risk for loss of principal and interest. Securities of the Fund are generally valued at market value through information obtained by a commercial pricing service. Please consider this before investing.

     From time to time, the Fund's advisor and/or administrator has waived its management fee and/or absorbed Fund expenses, which has resulted in higher returns.

     The Fund's income may be subject to state and local taxes and, depending on your tax status, to the Alternative Minimum Tax.

/1/ Yields are historical and do not represent future yields. Yields fluctuate. Yields are as of 10-31-02.

/2/ The Fund's average effective maturity includes the effect of futures and when-issued securities.

/3/ For the purposes of this average rating, the Fund's short-term debt obligations have been assigned long-term ratings by the Advisor.

* The Lehman Brothers Municipal 3 Year Bond Index is an unmanaged index generally representative of three-year, tax-exempt bonds. The Lipper Short Municipal Debt Funds Average represents funds that invest in municipal debt issues with dollar-weighted average maturities of less than three years. Source of the Lehman index data is Standard & Poor's Micropal. Source of the Lipper index data is Lipper Inc.

Bond Glossary
================================================================================


Bond Quality Ratings--There are services that analyze the financial condition of a bond's issuer and then assign it a rating. The best-known rating agencies are Standard and Poor's (S&P) and Moody's. The highest-quality bonds are rated AAA (S&P) or Aaa (Moody's). The scale descends to AA, A, then BBB, and so on, down to D. Bonds with a rating of BBB or higher are considered "investment grade." Bonds rated BB and below are considered high-yield or "junk bonds." Typically, the lower a bond's rating, the higher the yield it must pay in order to compensate the bondholder for the added risk.

Average Effective Maturity--This is calculated in nearly the same manner as average maturity. However, for the purpose of calculating average "effective maturity," a security that is subject to redemption at the option of the issuer on a particular date (the "call date"), which is prior to the security's stated maturity, may be deemed to mature on the call date rather than on its stated maturity date. The call date of a security will be used to calculate the average effective maturity when the Advisor reasonably anticipates, based upon information available to it, that the issuer will exercise its right to redeem the security.

Maturity--Like a loan, a bond must be paid off on a certain date. A bond's maturity is the time remaining until it is paid off. Bonds typically mature in a range from overnight to 30 years. Typically, bonds with longer maturities will have higher yields and larger price changes in reaction to interest-rate changes. In rare situations, shorter-term bonds will have higher yields; this is known as an inverted yield curve (see definition on this page).

Duration--Duration is similar to maturity, but also accounts for the periodic interest payments made by most bonds and early redemption rights. Duration is a useful tool for determining a bond's or a bond fund's sensitivity to interest-rate changes. The higher the duration, the more a bond's price will fluctuate when interest rates change.

Treasury Spread--The Treasury spread is the difference in yield between a Treasury bond (issued by the federal government) and a bond with an equal maturity but from another category, such as a corporate bond. This calculation is used to measure the prices of corporate bonds, mortgage-backed securities, and other non-government issues relative to Treasury bonds. Higher Treasury spreads occur in uncertain times, when investors buy Treasury bonds for their safety and sell other types of bonds.

Yield--Yield is the income your investment is generating. It is calculated by taking the income paid by a bond in a given period of time (often 30 days), annualizing it, and stating it as a percentage of the money invested.

Yield Curve--The yield curve is a graph that plots the yields of Treasury bonds against their maturities. Under normal circumstances, this line will slope upward, reflecting longer-maturity bonds having higher yields. In rare circumstances, such as in a time of deflation, the yield curve may slope downward, or "invert." The steepness of the yield curve shifts depending on economic trends and outlooks. Properly positioned, a bond investor can profit from these shifts.

SCHEDULES OF INVESTMENTS IN SECURITIES                          October 31, 2002
--------------------------------------------------------------------------------

                    STRONG INTERMEDIATE MUNICIPAL BOND FUND

                                                        Shares or
                                                        Principal        Value
                                                         Amount         (Note 2)
--------------------------------------------------------------------------------
Municipal Bonds 81.7%
Alabama 0.7%
Mobile, Alabama IDB PCR Refunding -
  International Paper Company Project,
  4.75%, Due 4/01/10                                   $  250,000     $  251,875

Alaska 5.7%
Alaska HFC Revenue, 6.00%, Due 6/01/27 (e)                750,000        765,000
Alaska Industrial Development & Export
  Authority Power Revenue - Shettisham
  Project, 5.50%, Due 1/01/07 (e)                         935,000      1,017,981
Northern Alaska Tobacco Securitization
  Corporation Tobacco Settlement Revenue,
  4.75%, Due 6/01/15                                      150,000        147,750
                                                                      ----------
                                                                       1,930,731

Arizona 0.8%
Arizona Health Facilities Authority Hospital
  System Revenue - Phoenix Children's
  Hospital Project, 4.875%, Due 2/15/09                   250,000        258,437
Maricopa County, Arizona IDA Hospital Facility
  Revenue Refunding - Samaritan Health
  Services Project, 7.15%, Due 12/01/05 (e)                20,000         21,550
                                                                      ----------
                                                                         279,987

California 4.9%
Alameda County, California Tobacco
  Securitization Agency Tobacco Revenue,
  5.75%, Due 6/01/29                                      750,000        732,188
California GO Refunding, 5.50%, Due 3/01/11 (e)           650,000        732,875
Tobacco Securitization Authority of Southern
  California Tobacco Settlement Revenue,
  5.25%, Due 6/01/27                                      180,000        179,325
                                                                      ----------
                                                                       1,644,388

Colorado 6.1%
Colorado Educational and Cultural Facilities
  Authority Revenue - Nashville Public Radio
  Project, 4.50%, Due 4/01/05                             230,000        238,625
Colorado Health Facilities Authority Revenue -
  Denver Options, Inc. Project 4.50%,
  Due 2/01/09 (e)                                         420,000        430,500
Denver, Colorado City and County Airport
  Revenue Refunding, 5.60%, Due 11/15/09 (e)              650,000        699,562
Interlocken Metropolitan Colorado Refunding,
  5.75%, Due 12/15/12 (e)                                 350,000        391,563
Northwest Parkway Public Highway Authority
  Revenue, Zero %, Due 6/15/16 (Rate Reset
  Effective 6/15/11) (e)                                  450,000        303,750
                                                                      ----------
                                                                       2,064,000

District of Columbia 2.2%
District of Columbia GO, 6.50%, Due 6/01/10 (e)           635,000        754,856

Florida 4.3%
Duval County, Florida HFA MFHR - Lindsay
  Terrace Apartments Project, 5.00%,
  Due 1/01/12 (e)                                          60,000         62,550
Gulf Breeze, Florida Revenue, 4.75%,
  Due 12/01/15 (e)                                      1,000,000      1,051,250
Hillsborough County, Florida IDA PCR
  Refunding - Tampa Electric Company
  Project, 4.25%, Due 11/01/20 (Mandatory
  Put at $100 on 8/01/07)                                 250,000        251,875
Miami Beach, Florida Health Facilities
  Authority Hospital Revenue - Mount Sinai
  Medical Center Project, 5.50%, Due 11/15/35
  (Putable at $100 on 5/15/05)                             75,000         70,406
                                                                      ----------
                                                                       1,436,081

Georgia 0.5%
Marietta, Georgia Authority MFHR Refunding -
  Wood Glen Project, 4.75%, Due 7/01/24
  (Mandatory Put at $100 on 7/01/04)                      155,000        156,356

Illinois 6.9%
Chicago, Illinois Housing Authority Capital
  Revenue, 5.375%, Due 7/01/13                            450,000        483,750
Chicago, Illinois Tax Increment:
  Chatham Ridge Redevelopment Project,
  4.05%, Due 12/15/05                                     380,000        378,100
  Near South Redevelopment Project,
  5.00%, Due 11/15/07 (e)                                 165,000        175,312
Illinois DFA PCR Refunding - Central Illinois
  Public Service Project, 5.00%, Due 6/01/28
  (Mandatory Put at $100 on 12/01/06)                     155,000        159,650
Illinois DFA Revenue:
  Chicago Charter School Foundation
  Project, 5.25%, Due 12/01/12                            390,000        397,800
  Community Rehabilitation Providers
  Facilities Project,  5.70%, Due 7/01/12                 230,000        239,200
Lake County, Grayslake, Illinois Community
  High School District Number 127 Capital
  Appreciation GO, Zero %, Due 2/01/21 (e)              1,000,000        378,750
Oak Park, Illinois IDR - Prairie Court Project,
  5.50%, Due 12/01/11                                     114,000        118,560
                                                                      ----------
                                                                       2,331,122
Indiana 0.7%
Fort Wayne, Indiana Sewer Works Improvement
  Revenue Refunding, 5.00%, Due 8/01/10 (e)               145,000        158,775
Steuben Lakes Regional Waste District BAN
  Revenue, 4.65%, Due 9/06/05                              80,000         80,781
                                                                      ----------
                                                                         239,556

Kansas
Kansas DFA First Mortgage Revenue - Hartford
  Health Facility Project (e):
  5.875%, Due 4/01/22                                     250,000        259,688
  6.125%, Due 4/01/12                                     160,000        179,200
Olathe, Kansas Health Facilities Revenue -
  Evangelical Lutheran Good Samaritan
  Project, 6.00%, Due 5/01/19 (e)                         250,000        267,812
                                                                      ----------
                                                                         706,700

Louisiana 1.9%
Plaquemines, Louisiana Port Harbor and
  Terminal District Marine Terminal Facilities
  Revenue Refunding - Electro-Coal Transfer
  Project, 5.00%, Due 9/01/07                             238,000        235,918
South Louisiana Port Commission Terminal
  Revenue Refunding - GATX Terminals
  Corporation, 7.00%, Due 3/01/23                         380,000        390,781
                                                                      ----------
                                                                         626,699

Massachusetts 2.4%
Erving, Massachusetts GO:
  4.75%, Due 6/15/08                                      100,000        105,625
  5.375%, Due 6/15/12                                     220,000        234,575
Massachusetts Development Finance Agency
  Resource Recovery Revenue - Ogden
  Haverhill Project:
  5.30%, Due 12/01/14                                     300,000        260,250
  5.50%, Due 12/01/19                                      75,000         63,656
Massachusetts Industrial Finance Agency PCR
  Refunding - Eastern Edison Company
  Project, 5.875%, Due 8/01/08                            124,000        128,800
                                                                      ----------
                                                                         792,906


SCHEDULES OF INVESTMENTS IN SECURITIES (continued)              October 31, 2002
--------------------------------------------------------------------------------

              STRONG INTERMEDIATE MUNICIPAL BOND FUND (continued)

                                                       Shares or
                                                       Principal        Value
                                                        Amount         (Note 2)
--------------------------------------------------------------------------------
Michigan 0.4%
Michigan Strategic Fund Exempt Facilities
  Revenue - Waste Management, Inc. Project,
  4.20%, Due 8/01/27 (Mandatory Put at $100
  on 8/01/04)                                         $  119,000      $  120,190

Minnesota 1.4%
Minneapolis, Minnesota Hospital Revenue -
  St. Mary's Hospital and Rehabilitation Project,
  10.00%, Due 6/01/13                                    310,000         422,763
St. Paul, Minnesota Housing and Redevelopment
  Authority Hospital Revenue - HealthEast
  Project, 6.625%, Due 11/01/17                           75,000          64,312
                                                                      ----------
                                                                         487,075

Missouri 1.2%
Chesterfield, Missouri Tax Increment Revenue
  Refunding and Improvement - Chesterfield
  Valley Project, 4.50%, Due 4/15/16                     285,000         285,923
St. Louis, Missouri Airport Revenue, 6.00%,
  Due 1/01/06                                            100,000         102,309
                                                                      ----------
                                                                         388,232

Nevada 4.5%
Clark County, Nevada IDR Refunding - Nevada
  Power Company Project, 5.90%, Due 10/01/30             105,000          86,231
Clark County, Nevada Special Improvement
  District Number 108 - Summerlin Project,
  6.10%, Due 2/01/07                                     320,000         331,043
Las Vegas, Nevada Sewer and Flood Control
  GO, 5.375%, Due 4/01/13 (e)                          1,000,000       1,102,500
                                                                      ----------
                                                                       1,519,774

New Mexico 1.4%
Chaves County, New Mexico Gross Receipts Tax
  Revenue, 5.00%, Due 7/01/21 (e)                        475,000         483,312

New York 5.2%
Nassau County, New York Industrial
  Development Agency Civic Facility Revenue,
  6.875%, Due 7/01/10                                    100,000         100,750
New York, New York GO:
  5.25%, Due 8/01/09                                     550,000         589,188
  5.25%, Due 8/01/14 (e)                                 500,000         544,375
  5.50%, Due 8/01/09                                     230,000         249,838
New York, New York Industrial Development
  Agency Special Facility Revenue - British
  Airways Project, 7.625%, Due 12/01/32                  350,000         269,937
                                                                      ----------
                                                                       1,754,088

North Carolina 0.6%
North Carolina Eastern Municipal Power Agency
  Power System Revenue, 5.25%, Due 1/01/04                75,000          77,344
North Carolina Municipal Power Agency
  Number 1 Revenue - Catawba Electric
  Company Project, 7.25%, Due 1/01/07                     95,000         108,300
                                                                      ----------
                                                                         185,644

Ohio 1.7%
Ohio Refunding and Improvement GO, 6.00%,
  Due 8/01/10                                            500,000         585,000



Oklahoma 0.2%
Oklahoma DFA Revenue - Comanche County
  Hospital Project, 5.35%, Due 7/01/08                    60,000          61,875

Pennsylvania 2.1%
Lehigh County, Pennsylvania General Purpose
  Authority Revenue - Kidspeace Obligation
  Group Project, 5.70%, Due 11/01/09                     350,000         344,312
Pennsylvania Higher EFA Health Services
  Revenue - University of Pennsylvania Project,
   5.60%, Due 1/01/10                                    350,000         367,938
                                                                      ----------
                                                                         712,250

Puerto Rico 2.2%
Children's Trust Fund Puerto Rico Tobacco
  Settlement Revenue (Pre-Refunding at $100
  on 7/01/10):
  5.75%, Due 7/01/20                                     350,000         391,125
  6.00%, Due 7/01/26                                     300,000         353,250
                                                                      ----------
                                                                         744,375

South Carolina 1.3%
Connector 2000 Association, Inc. Senior Capital
  Appreciation Toll Road Revenue - Greenville,
  South Carolina Southern Connector Project,
  Zero %, Due 1/01/32                                    250,000          11,562

Connector 2000 Association, Inc. Senior Current
  Interest Toll Road Revenue - Greenville, South
  Carolina Southern Connector Project, 5.25%,
  Due 1/01/23                                            300,000         171,000
South Carolina Ports Authority Ports Revenue,
   7.80%, Due 7/01/09 (c)                                200,000         238,000
                                                                      ----------
                                                                         420,562

Tennessee 0.9%
Johnson City, Tennessee Health and Educational
  Facilities Board Hospital First Mortgage Revenue -
  Mountain States Project, 5.25%, Due 7/01/26
  (Mandatory Put at $100 on 7/01/04)                     190,000         190,994
Shelby County, Tennessee Health, Educational
  and Housing Facility Board Hospital Revenue
  Refunding - Methodist Healthcare Project,
  6.50%, Due 9/01/26                                     119,000         123,314
                                                                      ----------
                                                                         314,308

Texas 6.8%
Austin, Texas GO Refunding, 5.125%, Due 9/01/14          500,000         533,750
Dallas-Fort Worth, Texas International Airport
  Facility Improvement Revenue:
  American Airlines, Inc. Project, 7.25%,
  Due 11/01/30                                           225,000          62,719
  Delta Air Lines, Inc. Project,
  7.625%, Due 11/01/21                                   400,000         191,500
Harris County, Texas Health Facilities
  Development Corporation Revenue - Christus
  Health Project,5.25%, Due 7/01/07 (e)                  190,000         207,100
Metro Health Facilities Development Corporation
  Revenue - Wilson N Jones Memorial Hospital
  Project, 7.20%, Due 1/01/21                            250,000         262,500
North Central Texas Health Facility Development
  Corporation Revenue - Baylor Health Care
  System Project, 5.50%, Due 5/15/05                      70,000          75,250
North Forest, Texas Independent School District
  Refunding, 6.125%, Due 8/15/12 (e)                     500,000         538,125
Sam Rayburn, Texas Municipal Power Agency
  Power Supply System Revenue Refunding,
  5.00%, Due 10/01/09 (e)                                135,000         144,281
Texas Water Development Board Revenue,
  5.625%, Due 7/15/11                                    135,000         153,563
Weslaco, Texas Health Facilities Development
  Corporation Hospital Revenue - Knapp Medical
  Center Project, 5.00%, Due 6/01/07                      100,000        102,750
                                                                      ----------
                                                                       2,271,538


---------------------------------------------------------------------------------

               STRONG INTERMEDIATE MUNICIPAL BOND FUND (continued)

                                                           Shares or
                                                           Principal     Value
                                                             Amount     (Note 2)
---------------------------------------------------------------------------------
Virginia 3.9%
Covington-Alleghany Counties, Virginia IDA
  PCR Refunding - Westvaco Corporation
  Project, 5.90%, Due 3/01/05                             $ 355,000  $   373,194
Virginia Development Authority MFHR,
  4.65%, Due 5/01/10                                        910,000      937,300
                                                                     -----------
                                                                       1,310,494
Washington 2.5%
Spokane, Washington GO, 5.40%, Due 1/01/10                  300,000      325,125
Spokane, Washington Regional Solid Waste
  Management System Revenue Refunding,
  6.50%, Due 1/01/09 (e)                                    100,000      116,125
Tobacco Settlement Authority Washington
  Tobacco Settlement Revenue,
  5.50%, Due 6/01/12 (b)                                    325,000      319,719
Washington Housing Finance Commission
  Nonprofit Housing Revenue Refunding -
  Crista Ministries Project, 5.35%, Due 7/01/14 (e)          75,000       76,875
                                                                     -----------
                                                                         837,844
Wisconsin 6.2%
Badger Tobacco Asset Securitization Corporation
  Tobacco Settlement Revenue, 6.125%,
  Due 6/01/27                                               125,000      120,000
Rusk County, Wisconsin BAN Revenue,
  4.25%, Due 4/01/05                                         50,000       50,283
St. Croix Falls, Wisconsin Community
  Development Authority Redevelopment
  Lease Revenue:
  3.95%, Due 12/01/08 (b)                                    70,000       70,175
  4.20%, Due 12/01/09 (b)                                    70,000       70,175
  4.40%, Due 12/01/10 (b)                                    75,000       75,187
University of Wisconsin Hospitals and Clinics
  Authority Revenue, 5.50%, Due 4/01/13 (b)                 405,000      428,794
Wisconsin GO, 5.00%, Due 5/01/13 (e)                        380,000      415,150
Wisconsin Health and EFA Revenue:
  Divine Savior Healthcare Project,
  4.70%, Due 5/01/08 (e)                                    230,000      236,900
  Marquette University Project,
  4.25%, Due 10/01/10 (e)                                   460,000      478,975
  Marshfield Clinic Project, 6.25%, Due 2/15/10             124,000      134,230
                                                                     -----------
                                                                       2,079,869
---------------------------------------------------------------------------------
Total Municipal Bonds (Cost $27,198,732)                              27,491,687
---------------------------------------------------------------------------------
Variable Rate Put Bonds 10.7%

District of Columbia 0.8%
District of Columbia Revenue - Medstar
  University Hospital Project, 6.80%, Due 8/15/31
  (Mandatory Put at $100 and Rate Reset
  Effective 2/15/06)                                        260,000      277,550

Indiana 0.6%
Indiana DFA PCR Refunding - Southern Gas
  and Electric Project, 4.75%, Due 3/01/25
  (Mandatory Put at $100 on 3/01/06)                        180,000      186,075

Kansas 1.1%
Burlington, Kansas Environmental Improvement
  Revenue Refunding - Kansas City Power &
  Light Project, 4.75%, Due 9/01/15 (Mandatory
  Put at $100 on 10/01/07)                                  350,000      353,937

Michigan 3.2%
Michigan Hospital Finance Authority Revenue -
  Ascension Health Credit Project:
  5.05%, Due 11/15/33 (Mandatory Put at $100
  on 11/15/04)                                              840,000      885,150
  5.375%, Due 11/15/33 (Mandatory Put at $100
  on 11/15/07)                                              190,000      207,100
                                                                      ----------
                                                                       1,092,250
Minnesota 0.8%
St. Paul, Minnesota Housing and Redevelopment
  Authority Lease Revenue - Higher Ground
  Academy Project, 7.50%, Due 11/01/28
  (Mandatory Put at $100 on 6/01/04)                        250,000      250,937

New York 2.4%
New York, New York Transitional Finance
  Authority Revenue Refunding, 5.25%,
  Due 2/01/29 (Mandatory Put at $100 on 2/01/11)            750,000      820,313

Texas 1.6%
Brazos River Authority Collateralized PCR
  Refunding - Texas Utilities Electric Company
  Project, 5.05%, Due 6/01/30 (Mandatory Put at
  $100 on 6/19/06)                                          120,000      105,900
Gulf Coast IDA Solid Waste Disposal Revenue -
  Citgo Petroleum Corporation Project, 7.50%,
  Due 5/01/25 (Mandatory Put at $100 on
  10/01/12)                                                 200,000      200,000
Matagorda County, Texas Navigational District
  Number 1 PCR Refunding - Central Power &
  Light Company Project, 4.55%, Due 11/01/29
  (Mandatory Put at $100 on 11/01/06)                       152,000      141,740
Trinity River Authority PCR Revenue - TXU
  Electric Company Project, 5.00%, Due 5/01/27
  (Mandatory Put at $100 on 11/01/06)                       120,000      105,900
                                                                       ----------
                                                                         553,540
Wisconsin 0.2%
Oshkosh, Wisconsin IDR - Don Evans, Inc.
  Project, 5.50%,  Due 12/01/21 (Mandatory Put
  at $100 on 12/01/11) (e)                                   70,000       71,575
----------------------------------------------------------------------------------
Total Variable Rate Put Bonds (Cost $3,589,568)                        3,606,177
----------------------------------------------------------------------------------
Short-Term Investments (a) 5.2%
Variable Rate Put Bonds 2.4%

Arizona 0.7%
Maricopa County, Arizona Pollution Control
  Corporation PCR - Public Service Company
  Project, 3.75%, Due 5/01/29 (Mandatory Put
  at $100 on 4/08/03)                                       240,000      241,044

Montana 0.4%
Forsyth, Montana PCR Refunding - Portland
  General Electric Company Project, 4.75%,
  Due 5/01/33 (Mandatory Put at $100 on 5/01/03)            145,000      139,464

New Hampshire 0.4%
New Hampshire IDA Revenue - International
  Paper Project, 3.75%, Due 10/15/06
  (Mandatory Put at $100 on 10/15/03)                       125,000      125,026

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)              October 31, 2002
--------------------------------------------------------------------------------

              STRONG INTERMEDIATE MUNICIPAL BOND FUND (continued)

                                                        Shares or
                                                        Principal         Value
                                                         Amount         (Note 2)
--------------------------------------------------------------------------------
Ohio  0.9%
Ohio Air Quality Development Authority PCR
  Refunding - Pennsylvania Power Company
  Project, 3.85%, Due 1/01/29 (Mandatory Put
  at $100 on 7/01/03)                                    $300,000    $   300,084
                                                                     -----------
Total Variable Rate Put Bonds                                            805,618

Municipal Money Market Funds 2.8%
Multiple States
Strong Tax-Free Money Fund (d)                            930,000        930,000
--------------------------------------------------------------------------------
Total Short-Term Investments (Cost $1,721,689)                         1,735,618
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Total Investments in Securities (Cost $32,509,989) 97.6%              32,833,482
Other Assets and Liabilities, Net 2.4%                                   820,343
--------------------------------------------------------------------------------
Net Assets 100.0%                                                    $33,653,825
================================================================================


FUTURES
--------------------------------------------------------------------------------
                                                      Underlying    Unrealized
                                        Expiration    Face Amount  Appreciation
                                           Date        at Value   (Depreciation)
--------------------------------------------------------------------------------
Sold:
 5 Five-Year U.S. Treasury Notes          12/02        $  568,672      ($ 5,312)
10 Ten-Year U.S. Treasury Notes           12/02         1,147,187       (13,594)


--------------------------------------------------------------------------------
                         STRONG WISCONSIN TAX-FREE FUND

                                                        Shares or
                                                        Principal         Value
                                                          Amount        (Note 2)
--------------------------------------------------------------------------------
Municipal Bonds 92.6%
Guam 2.6%
Guam EDA Capital Appreciation Revenue,
  5.00%, Due 5/15/22                                   $  650,000     $  650,812
Guam Government GO:
  5.20%, Due 11/15/08                                      10,000         10,037
  5.90%, Due 9/01/05                                      975,000        977,213
Guam Government Infrastructure Improvement
  GO, 5.50%, 11/01/08                                      20,000         22,675
Guam Power Authority Revenue,
  5.25%, Due 10/01/13                                      65,000         67,316
                                                                      ----------
                                                                       1,728,053

Indiana 0.1%
Indianapolis, Indiana New Public Housing
  Authority, 5.125%, Due 7/01/08                           70,000         76,388

Missouri 0.2%
Kansas City, Missouri New Public Housing
  Authority, 5.00%, Due 6/01/08                           100,000        107,500

Northern Mariana Islands 1.9%
Commonwealth of Northern Mariana Islands (e):
  5.00%, Due 6/01/05                                    1,040,000      1,101,100
  5.50%, Due 6/01/07                                      150,000        163,875
                                                                      ----------
                                                                       1,264,975

Puerto Rico 19.3%
Children's Trust Fund Puerto Rico Tobacco
  Settlement Revenue:
  5.625%, Due 5/15/43                                     750,000        720,937
  5.75%, Due 7/01/20 (Pre-Refunding at $100
  on 7/01/10)                                             500,000        558,750
  6.00%, Due 7/01/26 (Pre-Refunding at $100
  on 7/01/10)                                           1,500,000      1,766,250
Commonwealth of Puerto Rico Aqueduct and
  Sewer Authority Revenue, 10.25%, Due 7/01/09            400,000        513,000
Commonwealth of Puerto Rico Aqueduct and
  Sewer Authority Revenue Refunding, 6.25%,
  Due 7/01/12 (e)                                          25,000         30,500
Commonwealth of Puerto Rico Capital
  Appreciation GO, Zero %, Due 7/01/06                      5,000          4,531
Commonwealth of Puerto Rico GO, 5.375%,
  Due 7/01/22 (e)                                         650,000        678,438
Commonwealth of Puerto Rico GO Refunding:
  5.00%, Due 7/01/05 (e)                                  300,000        323,250
  5.30%, Due 7/01/04                                       10,000         10,550
Commonwealth of Puerto Rico Highway and
  Transportation Authority Revenue, 5.50%,
  Due 7/01/11 (e)                                         370,000        424,112
Commonwealth of Puerto Rico Medical Services
  Administration COP:
  3.50%, Due 12/01/04                                     245,000        245,037
  3.75%, Due 6/01/05                                      250,000        250,025
  3.90%, Due 12/01/05                                     255,000        255,026
  4.00%, Due 6/01/06                                      265,000        265,032
  4.15%, Due 12/01/06                                     270,000        270,032
  4.25%, Due 6/01/07                                      275,000        275,019
Puerto Rico Electric Power Authority Power
  Revenue, 5.25%, Due 7/01/29 (e)                         225,000        230,906
Puerto Rico Electric Power Authority Power
  Revenue Refunding, 5.00%, Due 7/01/11 (e)               100,000        109,750
Puerto Rico Industrial, Medical and Environmental
  PCFA Facilities Revenue - PepsiCo, Inc. Project,
  6.25%, Due 11/15/13                                      50,000         51,985
Puerto Rico Industrial, Medical and Environmental
  PCFA Facilities Revenue Refunding - St. Lukes
  Hospital Project, 6.25%, Due 6/01/10
  (Pre-Refunding at $100 on 6/01/06)                       25,000         27,750
Puerto Rico Industrial Tourist Educational Medical
  and Environmental Control Facilities Revenue:
  Ana G. Mendez University System Project,
  4.50%, Due 12/01/07                                     370,000        389,425
  Ana G. Mendez University System Project,
  5.00%, Due 2/01/07                                      300,000        321,750
  Ana G. Mendez University System Project,
  5.00%, Due 12/01/08                                     390,000        418,763
  Ana G. Mendez University System Project,
  5.00%, Due 2/01/09                                      120,000        128,550
  Ana G. Mendez University System Project,
  5.00%, Due 12/01/09                                     405,000        433,856
  Ana G. Mendez University System Project,
  5.00%, Due 12/01/10                                     430,000        457,950
  Dr. Pila Hospital Project, 5.875%, Due 8/01/12 (e)       70,000         73,675
  Hospital Auxilio Mutuo Project,
  5.50%, Due 7/01/17 (e)                                  215,000        237,844
  Hospital de la Concepcion Project,
  6.50%, Due 11/15/20                                      25,000         27,969
  University of the Sacred Heart Project,
  4.25%, Due 9/01/07                                      100,000        102,125
  University Plaza Project, 5.625%, Due 7/01/18 (e)     2,430,000      2,685,150
Puerto Rico Municipal Finance Agency GO
  Refunding, 5.625%, Due 8/01/10 (e)                       25,000         28,562
Puerto Rico Municipal Finance Agency Revenue
  Refunding, 5.00%, Due 7/01/08 (e)                        20,000         22,025
Puerto Rico New Public Housing Authority
  Revenue, 6.00%, Due 6/01/10                             100,000        114,375
Puerto Rico Public Buildings Authority Guaranteed
  Public Education and Health Facilities Revenue
  Refunding, 5.60%, Due 7/01/08                            25,000         28,094

--------------------------------------------------------------------------------

                   STRONG WISCONSIN TAX-FREE FUND (continued)

                                                           Shares or
                                                           Principal     Value
                                                             Amount     (Note 2)
--------------------------------------------------------------------------------
Puerto Rico Public Buildings Authority
  Guaranteed Revenue, 5.00%, Due 7/01/13 (e)             $   10,000  $    10,700
Puerto Rico Public Improvement GO, 5.25%,
  Due 7/01/11                                               100,000      111,375
                                                                     -----------
                                                                      12,603,068

Rhode Island 0.2%
Cranston, Rhode Island New Public Housing
  Authority Revenue, 5.00%, Due 8/01/08                     130,000      139,913

Virgin Islands 8.2%
University of the Virgin Islands Refunding and
  Improvement Revenue (e):
  4.85%, Due 12/01/03                                       240,000      246,802
  5.30%, Due 12/01/08                                        20,000       22,200
Virgin Islands Public Finance Authority Revenue:
  5.20%, Due 10/01/09                                       100,000      105,875
  5.50%, Due 10/01/04                                       800,000      840,000
  5.50%, Due 10/01/07                                       650,000      706,062
  5.50%, Due 10/01/08                                       300,000      335,625
  5.625%, Due 10/01/10                                    1,270,000    1,382,713
  5.875%, Due 10/01/18                                    1,665,000    1,704,544
                                                                     -----------
                                                                       5,343,821

Wisconsin 60.1%
Ashwaubenon, Wisconsin Community
  Development Authority Lease Revenue -
  Arena Project:
  5.05%, Due 6/01/19                                        100,000      103,750
  5.10%, Due 6/01/20                                        790,000      817,650
  5.15%, Due 6/01/21                                      1,175,000    1,210,250
  5.70%, Due 6/01/24 (Pre-Refunding at $100
  on 6/01/09)                                                50,000       57,313
  5.80%, Due 6/01/29 (Pre-Refunding at $100
  on 6/01/09)                                                35,000       40,338
Baraboo, Wisconsin Community Development
  Authority Housing Revenue Refunding:
  3.50%, Due 3/01/04                                         75,000       75,656
  3.75%, Due 3/01/05                                         75,000       75,750
  4.00%, Due 3/01/06                                         75,000       76,125
  4.50%, Due 3/01/08                                         65,000       66,462
  4.70%, Due 3/01/10                                         95,000       97,731
  4.80%, Due 3/01/11                                         80,000       82,300
Beloit, Wisconsin Community Development
  Authority Lease Revenue, 5.50%, Due 3/01/20             1,000,000    1,020,000
Bristol, Wisconsin Community Development
  Authority Lease Revenue, 6.125%, Due 3/01/12              795,000      886,425
Brown County, Wisconsin Housing Authority
  MFHR Refunding - River Park Terrace Project,
  6.50%, Due 6/01/19                                      1,325,000    1,252,125
Brown County, Wisconsin Housing Authority
  Student Housing Revenue - University Village
  Housing, Inc. Project, 5.40%, Due 4/01/17                  95,000       93,575
Dane County, Wisconsin Housing Authority
  MFHR - Forest Harbor Apartments Project (e):
  5.85%, Due 7/01/11                                        125,000      126,523
  5.90%, Due 7/01/12                                        125,000      126,477
DeForest, Wisconsin Redevelopment Authority
  Redevelopment Lease Revenue, 6.25%,
  Due 2/01/18                                             1,000,000    1,038,750
Franklin, Wisconsin Community Development
  Authority Redevelopment Lease
  Revenue,
  5.70%, Due 4/01/05 (Pre-Refunding at $100
  on 4/01/04)                                                30,000       31,650
Franklin, Wisconsin Community Development
  Authority Redevelopment Lease Revenue
  Refunding, 4.80%, Due 4/01/09                             600,000      624,750
Glendale, Wisconsin Community Development
  Authority Lease Revenue Refunding, 4.45%,
  Due 9/01/17                                               530,000      524,700
Grant County, Wisconsin Housing Authority
  Revenue Refunding - Orchard Manor Project,
  5.35%, Due 7/01/26                                        510,000      513,188
Green Bay, Brown County, Wisconsin Professional
  Football Stadium Revenue - Lambeau Field
  Renovation Project (e):
  4.15%, Due 2/01/08                                         60,000       62,925
  4.45%, Due 2/01/11                                         10,000       10,550
Green Bay, Wisconsin Housing Authority MFHR
  Refunding - Pheasant Run Project, 6.50%,
  Due 9/01/19                                             1,940,000    1,833,300
Green Bay, Wisconsin Redevelopment Authority
  Revenue - Bellin Memorial Hospital Project:
  4.90%, Due 2/15/12                                        105,000      107,494
  5.50%, Due 2/15/21                                        100,000      100,500
Hartford, Wisconsin Community Development
  Authority Community Development Lease
  Revenue, 6.15%, Due 12/01/09                              240,000      249,300
Johnson Creek, Wisconsin Community
  Development Authority Community
  Development Lease Revenue, 4.65%,
  Due 12/01/12                                              245,000      257,250
Kaukauna, Wisconsin Housing Authority
  Revenue Refunding - St. Paul Home, Inc. Project,
  6.10%, Due 9/01/07                                        200,000      201,062
Madison, Wisconsin Community Development
  Authority Lease Revenue - Monona Terrace
  Community Project:
  5.80%, Due 3/01/05                                         50,000       54,375
  5.90%, Due 3/01/06                                        365,000      397,850
  6.00%, Due 3/01/08                                          5,000        5,462
Madison, Wisconsin Community Development
  Authority Redevelopment Revenue - Meriter
  Retirement Services, 5.90%, Due 12/01/08                   40,000       39,150
Madison, Wisconsin Community Development
  Authority Student Housing Revenue -
  Edgewood College Project, 6.25%, Due 4/01/14              500,000      514,375
Milwaukee, Wisconsin Housing Authority MFHR
  Refunding - Veterans Housing Project, 5.10%,
  Due 7/01/22 (e)                                         1,000,000    1,026,250
Milwaukee, Wisconsin Redevelopment Authority
  Development Revenue Refunding - 2430 West
  Wisconsin Avenue Project, 5.50%,
  Due 9/01/12 (e)                                         1,000,000    1,031,110
Milwaukee, Wisconsin Redevelopment Authority
  Development Revenue Refunding - 2430 West
  Wisconsin Avenue Project, 5.60%,
  Due 9/01/09 (e)                                           750,000      773,573
Milwaukee, Wisconsin Redevelopment Authority
  Lease Revenue - Pabst Theater Project, 3.50%,
  Due 9/01/04                                               280,000      288,400
Milwaukee, Wisconsin Redevelopment Authority
  Revenue - YWCA Greater Milwaukee Project,
  4.70%, Due 6/01/09 (e)                                     50,000       52,437
Milwaukee, Wisconsin Redevelopment Authority
  Revenue Job Opportunity Bond Program -
  Dynapro Project, 5.50%, Due 12/01/13                       25,000       25,280

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)              October 31, 2002
--------------------------------------------------------------------------------

                   STRONG WISCONSIN TAX-FREE FUND (continued)

                                                        Shares or
                                                        Principal       Value
                                                         Amount        (Note 2)
-------------------------------------------------------------------------------
New Berlin, Wisconsin Housing Authority
  Capital Appreciation Revenue Refunding -
  Apple Glen Project:
  Zero %, Due 11/01/03                                 $  65,000      $  62,976
  Zero %, Due 11/01/04                                    65,000         60,206
  Zero %, Due 5/01/05                                     70,000         63,612
  Zero %, Due 11/01/05                                    65,000         57,850
  Zero %, Due 5/01/06                                     70,000         59,938
  Zero %, Due 11/01/06                                    65,000         54,437
New Berlin, Wisconsin Housing Authority
  Revenue - Apple Glen Project, 6.70%,
  Due 11/01/20                                           650,000        662,188
New Berlin, Wisconsin Housing Authority
  Revenue Refunding - Pinewood Creek Project:
  6.80%, Due 11/01/12                                    165,000        168,919
  6.85%, Due 5/01/13                                     160,000        163,800
  7.125%, Due 5/01/24                                  1,515,000      1,532,044
Oakfield, Wisconsin Community Development
  Authority Community Development Revenue
  Refunding:
  3.90%, Due 12/01/03                                     30,000         30,483
  4.10%, Due 12/01/05                                     30,000         31,350
  4.20%, Due 12/01/06                                     45,000         47,362
  5.40%, Due 12/01/21                                    350,000        363,125
Oconto Falls, Wisconsin Community
  Development Authority Lease Revenue:
  4.05%, Due 6/01/09                                     150,000        154,875
  4.15%, Due 6/01/07                                     100,000        105,250
  4.15%, Due 6/01/08                                     150,000        156,938
  4.60%, Due 6/01/14                                     135,000        137,869
  4.65%, Due 6/01/15                                     175,000        178,719
  4.90%, Due 6/01/18                                     200,000        203,250
Omro, Wisconsin Community Development
  Authority Revenue:
  5.75%, Due 12/01/06                                     50,000         53,062
  5.875%, Due 12/01/11                                   635,000        663,575
Onalaska, Wisconsin Community Development
  Authority Revenue Refunding, 5.30%,
  Due 6/01/15                                            210,000        221,025
Osceola, Wisconsin Redevelopment Authority
  Lease Revenue:
  4.65%, Due 12/01/10                                    100,000        104,500
  4.75%, Due 12/01/11                                    325,000        341,250
  5.15%, Due 12/01/15                                    350,000        360,938
  5.375%, Due 12/01/20                                   550,000        559,625
St. Croix Falls, Wisconsin Community
  Development Authority Redevelopment Lease
  Revenue Refunding:
  3.50%, Due 12/01/05                                    105,000        108,150
  3.65%, Due 12/01/07 (b)                                 35,000         35,087
  4.00%, Due 12/01/07                                     20,000         20,750
  4.125%, Due 12/01/08                                   135,000        139,894
  4.40%, Due 12/01/11                                    120,000        124,800
  4.50%, Due 12/01/11 (b)                                 80,000         80,200
  4.50%, Due 12/01/12                                    160,000        167,000
  4.85%, Due 12/01/14 (b)                                 90,000         90,338
  4.95%, Due 12/01/15 (b)                                105,000        105,262
Shorewood, Wisconsin Community Development
  Authority Tax Increment District Number 1
  Community Development Lease Revenue
  Refunding, 4.20%, Due 12/01/04                          40,000         41,850
Southeast Wisconsin Professional Baseball Park
  District League Capital Appreciation COP (e):
  Zero %, Due 12/15/03                                    35,000         34,256
  Zero %, Due 12/15/13                                    90,000         56,025
Southeast Wisconsin Professional Baseball Park
  District Sales Tax Revenue:
  5.65%, Due 12/15/16 (Pre-Refunding
  at $101 on 3/13/07) (e)                                 10,000         11,325
  5.75%, Due 12/15/21 (Pre-Refunding
  at $101 on 3/13/07)                                    110,000        124,988
  5.80%, Due 12/15/26 (Pre-Refunding
  at $101 on 3/13/07) (e)                                450,000        512,437
  6.10%, Due 12/15/29 (Pre-Refunding
  at $100 on 12/15/04) (e)                                40,000         43,650
Southeast Wisconsin Professional Baseball Park
  District Sales Tax Revenue Refunding (e):
  5.00%, Due 12/15/06                                     15,000         16,275
  5.50%, Due 12/15/09                                    250,000        284,375
  5.50%, Due 12/15/11                                  1,120,000      1,276,800
  5.50%, Due 12/15/12                                    600,000        684,000
  5.50%, Due 12/15/15                                  2,370,000      2,645,512
  5.50%, Due 12/15/16                                  1,635,000      1,806,675
  5.50%, Due 12/15/18                                    200,000        224,250
  5.50%, Due 12/15/26                                     15,000         16,200
Sturtevant, Wisconsin Community Development
  Authority Redevelopment Lease Revenue:
   4.40%, Due 12/01/15 (b)                               525,000        509,250
   4.55%, Due 12/01/16 (b)                               440,000        426,800
   4.60%, Due 12/01/10                                    75,000         77,531
   4.80%, Due 12/01/12                                   110,000        112,613
Two Rivers, Wisconsin Community Development
  Authority Development Revenue Refunding -
  Architectural Forest Project, 6.35%,
  Due 12/15/12                                           300,000        301,125
Verona, Wisconsin Community Development
  Authority Community Development Lease
  Revenue:
  4.80%, Due 12/01/13                                    120,000        123,300
  5.375%, Due 12/01/22                                 2,000,000      2,022,500
Watertown, Wisconsin Community Development
  Authority Redevelopment Lease Revenue,
  5.00%, Due 5/01/18                                     240,000        244,800
Waukesha County, Wisconsin Authority MFHR,
  5.80%, Due 4/01/25 (e)                                  50,000         50,320
Waukesha, Wisconsin Housing Authority Housing
  Revenue Refunding - Riverwalk Apartments
  Project, 5.625%, Due 12/01/20                          750,000        701,250
Waukesha, Wisconsin Redevelopment Authority
  Development Revenue - Avalon Square, Inc.
  Project:
  5.00%, Due 6/20/21 (e)                                 310,000        318,525
  8.00%, Due 6/20/43                                     300,000        289,125
Wauwatosa, Wisconsin Housing Authority
  Capital Appreciation Revenue Refunding -
  Hawthorne Terrace Project:
  Zero %, Due 11/01/06                                   100,000         82,625
  Zero %, Due 5/01/07                                    105,000         83,869
  Zero %, Due 11/01/07                                   100,000         77,875
Wauwatosa, Wisconsin Housing Authority
  Revenue Refunding:
  Hawthorne Terrace Project, 6.70%,
  Due 11/01/15                                         1,200,000      1,219,500
  San Camillo Project, 2.40%, Due 8/01/04 (e)            150,000        150,188
  San Camillo Project, 3.00%, Due 8/01/05 (e)            350,000        351,312
Wauwatosa, Wisconsin Redevelopment
  Authority Redevelopment Lease Revenue,
  5.65%, Due 12/01/16 (e)                                 45,000         49,613

--------------------------------------------------------------------------------

                   STRONG WISCONSIN TAX-FREE FUND (continued)

                                                      Shares or
                                                      Principal        Value
                                                       Amount         (Note 2)
--------------------------------------------------------------------------------
Wisconsin Center District Capital Appreciation
  Senior Dedicated Tax Revenue, Zero %,
  Due 12/15/10 (e)                                     $  20,000    $    14,550
Wisconsin Center District Junior Dedicated Tax
  Revenue (Pre-Refunding at $101 on 12/15/06):
  5.70%, Due 12/15/20                                     20,000         22,800
  5.75%, Due 12/15/27                                    170,000        194,012
Wisconsin Center District Junior Dedicated Tax
  Revenue Refunding (e):
  5.25%, Due 12/15/13                                     15,000         16,612
  5.25%, Due 12/15/15                                    100,000        110,500
  5.25%, Due 12/15/16                                    240,000        266,100
  5.25%, Due 12/15/19                                     25,000         27,313
Wisconsin Dells, Wisconsin Community
  Development Authority Lease Revenue:
  4.65%, Due 9/01/14                                      65,000         65,000
  4.80%, Due 9/01/15                                      70,000         70,000
  4.90%, Due 9/01/16                                      75,000         75,000
  5.00%, Due 9/01/17                                      80,000         80,000
                                                                    -----------
                                                                     39,355,404
-------------------------------------------------------------------------------
Total Municipal Bonds (Cost $59,091,578)                             60,619,122
-------------------------------------------------------------------------------
Variable Rate Put Bonds 0.8%
Wisconsin
Greenfield, Wisconsin Community Development
  Authority Housing Revenue - Layton Terrace
  Project, 4.60%, Due 9/01/23 (Mandatory Put
  at $100 on 9/01/08) (e)                                 20,000         20,061
Waukesha County, Wisconsin Housing
  Authority Housing Revenue Refunding -
  Brookfield Woods Project, 4.80%, Due 3/01/34
  (Mandatory Put at $100 on 3/01/11) (e)                 500,000        511,875
-------------------------------------------------------------------------------
Total Variable Rate Bonds (Cost $525,727)                               531,936
-------------------------------------------------------------------------------
Short-Term Investments (a) 5.7%
Municipal Bonds 2.2%
Guam 0.0%
Guam Government GO, 5.70%, Due 9/01/03                    30,000         30,253

Puerto Rico 0.1%
Commonwealth of Puerto Rico Capital
  Appreciation GO:
  Zero %, Due 7/01/03                                     35,000         34,546
  Zero %, Due 7/01/03 (e)                                  5,000          4,937
                                                                    -----------
                                                                         39,483

Virgin Islands 1.6%
Virgin Islands Public Finance Authority Revenue,
   5.00%, Due                                          1,000,000      1,022,500
   10/01/03

Wisconsin 0.5%
Appleton, Wisconsin Housing Authority
  MFHR - Appleton Independent Housing LLC
  Project, 5.70%, Due 10/01/03                            10,000          9,617
Baraboo, Wisconsin Community Development
  Authority Housing Revenue Refunding, 2.50%,
  Due 3/01/03                                             75,000         75,050
Franklin, Wisconsin Community Development
  Authority Redevelopment Lease Revenue
  Refunding, 4.40%, Due 4/01/03                           90,000         90,866
Oconto Falls, Wisconsin Community
  Development Authority Lease Revenue, 4.00%,
  Due 6/01/03                                             50,000         50,672
St. Croix Falls, Wisconsin
Community Development Authority Redevelopment Lease
  Revenue Refunding, 2.75%, Due 12/01/02                  90,000         90,037
Wisconsin Center District Capital Appreciation
  Senior Dedicated Tax Revenue, Zero %,
  Due 12/15/02 (e)                                        30,000         29,933
                                                                    -----------
                                                                        346,175
                                                                    -----------
Total Municipal Bonds                                                 1,438,411

Weekly Variable Rate Put Bonds 3.5%
Puerto Rico 0.3%
Commonwealth of Puerto Rico Infrastructure
  Financing Authority Special Obligation,
  1.98%, Due 11/08/02                                    210,000        210,000

Wisconsin 3.2%
Milwaukee, Wisconsin Redevelopment
  Authority Revenue - American Society for
  Quality Project, 1.90%, Due 11/08/02 (e)             2,065,000      2,065,000
                                                                    -----------
Total Weekly Variable Rate Put Bonds                                  2,275,000
-------------------------------------------------------------------------------
Total Short-Term Investments (Cost $3,712,732)                        3,713,411
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Total Investments in Securities (Cost $63,330,037) 99.1%             64,864,469
Other Assets and Liabilities, Net 0.9%                                  613,009
-------------------------------------------------------------------------------
Net Assets 100.0%                                                   $65,477,478
===============================================================================

                      STRONG HIGH-YIELD MUNICIPAL BOND FUND

                                                      Shares or
                                                      Principal        Value
                                                        Amount        (Note 2)
--------------------------------------------------------------------------------
Municipal Bonds 94.2%
California 2.7%
San Francisco, California Redevelopment
  Agency Residential Facilities Revenue -
  Coventry Park Project, 8.50%,
  Due 12/01/26 (f)                                    $5,000,000     $4,250,000

Florida 2.8%
Largo, Florida Sun Coast Health System Revenue -
  Sun Coast Hospital Issue, 6.30%, Due 3/01/20         4,045,000      3,817,469
Polk County, Florida HFA Subordinated
  Revenue - Lake Wales Gardens Project, Zero %,
  Due 4/01/20                                          2,665,000        572,975
                                                                     ----------
                                                                      4,390,444

Georgia 5.4%
Atlanta, Georgia Urban Residential Finance
  Authority MFHR:
  Evergreen Village Estates Project, 6.625%,
  Due 5/01/28                                            605,000        623,150
  Park Place Apartments Project, 6.75%,
  Due 3/01/31                                          6,000,000      5,655,000
Fulton County, Georgia Housing Authority
  MFHR - Washington Court Project:
  6.40%, Due 2/01/19                                     720,000        622,800
  6.50%, Due 2/01/28                                   1,750,000      1,476,563
                                                                     ----------
                                                                      8,377,513

Illinois 6.2%
Godfrey, Illinois Revenue - United Methodist
  Village Project, 5.875%, Due 11/15/29 (f)            5,000,000      3,718,750
Illinois HDA MFHR, 5.00%, Due 7/01/25                  2,750,000      2,540,312

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)              October 31, 2002
--------------------------------------------------------------------------------

                STRONG HIGH-YIELD MUNICIPAL BOND FUND (continued)

                                                     Shares or
                                                     Principal         Value
                                                       Amount         (Note 2)
--------------------------------------------------------------------------------
Riverdale, Illinois Environmental Improvement
  Revenue - Acme Metals, Inc. Project
  (Defaulted Effective 9/29/98) (f):
  7.90%, Due 4/01/24                                 $2,500,000     $   750,000
  7.95%, Due 4/01/25                                  5,000,000       1,500,000
Robbins, Illinois Resource Recovery Revenue -
  Restructuring Project:
  Zero %, Due 10/15/09                                1,706,885         369,114
  7.25%, Due 10/15/09                                 1,680,099         844,250
                                                                    -----------
                                                                      9,722,426

Indiana 11.5%
Indiana Health Facility Financing Authority
  Revenue - Hamilton Communities, Inc.
  Project, 6.50%, Due 1/01/30 (f)                    18,200,000      13,650,000
Indianapolis, Indiana Airport Authority Special
  Facility Revenue - United Air Lines, Inc.
  Project, 6.50%, Due 11/15/31                        3,000,000       1,080,000
St. Joseph County, Indiana EDR - Hamilton
  Communities Obligation Group Project,
  7.15%, Due 7/01/29 (f)                              3,155,000       3,166,831
                                                                    -----------
                                                                     17,896,831

Iowa 4.3%
Cedar Rapids, Iowa First Mortgage Revenue -
  Cottage Grove Place Project, 5.875%,
  Due 7/01/28                                           400,000         300,500
Iowa Finance Authority Elder Care Facility
  First Mortgage Revenue - Amity Fellowserve,
  Inc. Project, 6.00%, Due 10/01/28                   8,320,000       6,406,400
                                                                    -----------
                                                                      6,706,900
Kentucky 7.9%

Kuttawa, Kentucky First Mortgage Revenue -
  GF/Kentucky, Inc. Project, 6.75%, Due 3/01/29       2,865,000       2,610,731
Morgantown, Kentucky Solid Waste Disposal
  Facilities Revenue - IMCO Recycling, Inc.
  Project:
  6.00%, Due 5/01/23                                  4,100,000       3,664,375
  7.65%, Due 5/01/16                                  5,740,000       5,940,900
                                                                    -----------
                                                                     12,216,006

Louisiana 1.6%
Louisiana Public Facilities Authority Revenue -
  Progressive Healthcare Providers, Inc.
  Developmental Centers Project, 6.375%,
  Due 10/01/28                                        3,350,000       2,546,000

Massachusetts 6.5%
Massachusetts Development Finance Agency
  Revenue:
  Alliance Health Care Facility Project, 7.10%,
  Due 7/01/32                                         2,000,000       2,000,000
  Developmental Disabilities, Inc. Project,
  8.00%, Due 6/01/20                                  4,875,000       5,252,813
Massachusetts Industrial Finance Agency
  Health Care Facility Revenue - Metro Health
  Foundation of Massachusetts, Inc. Project,
  6.75%, Due 12/01/27                                 3,000,000       2,883,750
                                                                    -----------
                                                                     10,136,563

Michigan 2.9%
Michigan Strategic Fund Resource Recovery
  Limited Obligation Revenue - Central Wayne
  Energy Recovery LP Project (Defaulted
  Effective 7/01/01) (f):
  6.90%, Due 7/01/19                                  2,200,000       1,100,000
  7.00%, Due 7/01/27                                  6,800,000       3,400,000
                                                                    -----------
                                                                      4,500,000

Minnesota 4.4%
Rochester, Minnesota MFHR - Wedum
  Shorewood Campus Project, 6.60%,
  Due 6/01/36                                       $ 5,350,000    $  4,995,562
St. Paul, Minnesota Housing and
  Redevelopment Authority Hospital Revenue -
  HealthEast Project:
  5.50%, Due 11/01/09                                 1,580,000       1,348,925
  Series A, 6.625%, Due 11/01/17                        555,000         475,913
  Series B, 6.625%, Due 11/01/17                         30,000          25,725
                                                                    -----------
                                                                      6,846,125

New Hampshire 1.4%
New Hampshire Business Finance Authority
  Revenue - Air Cargo Facility - Pease LLC
  Project, 6.75%, Due 4/01/24                         2,375,000       2,155,312

New Jersey 3.6%
Camden County, New Jersey Improvement
  Authority Lease Revenue - Kaighn Point
  Marine Terminal A Project, 8.00%,
  Due 6/01/27 (Defaulted Effective 3/21/01) (f)       4,890,000       1,467,000
New Jersey EDA Assisted Living Revenue -
  Meridian Assisted Living Project, 6.75%,
  Due 8/01/30                                         4,950,000       4,059,000
                                                                    -----------
                                                                      5,526,000

North Carolina 1.8%
Macon County, North Carolina HFC Revenue -
  Chestnut Hill Highlands Project, 8.50%,
  Due 7/01/27 (Defaulted Effective 8/09/99) (f)       8,145,000       2,769,300

Ohio 1.3%
Cuyahoga County, Ohio MFHR Refunding -
  The Parklane Apartments,
  5.46%, Due 10/01/37 (f)                             2,217,055              22
Medina County, Ohio EDR MFHR - Camelot
  Place, Ltd. Project, 8.375%, Due 10/01/23             400,000         396,000
Montgomery County, Ohio Health Care
  Facilities Revenue Refunding, 5.50%,
  Due 2/01/07                                         1,700,000       1,555,500
                                                                    -----------
                                                                      1,951,522

Pennsylvania 13.7%
Bucks County, Pennsylvania IDA CDR -
  Attleboro Associates, Ltd. Nursing Facility
  Project:
  8.00%, Due 12/01/05                                   385,000         391,738
  8.25%, Due 6/01/11                                  2,660,000       2,723,175
Delaware County, Pennsylvania Authority
  Health Care Facility First Mortgage Revenue -
  GF/Longwood Care, Inc. Project (f):
  8.50%, Due 4/15/10                                    530,000         425,325
  9.00%, Due 4/15/25                                  5,860,000       4,614,750
Horsham, Pennsylvania IDA CDA Health Care
  Facilities Revenue - GF/Pennsylvania
  Properties, Inc. Project:
  7.375%, Due 9/01/08                                   440,000         445,500
  8.375%, Due 9/01/24                                 6,000,000       6,037,500
Pennsylvania EDFA Qualified Residential Rent
  Project Revenue, 8.00%, Due 9/01/27
  (Defaulted Effective 9/01/99) (f):
  RSI Properties/Butler LLC Project                   3,000,000       1,905,000
  RSI Properties/Greensburg LLC Project               3,000,000       1,905,000

--------------------------------------------------------------------------------

               STRONG HIGH-YIELD MUNICIPAL BOND FUND (continued)

                                                     Shares or
                                                     Principal           Value
                                                      Amount            (Note 2)
--------------------------------------------------------------------------------
Wilkinsburg, Pennsylvania Municipal
  Authority Health Facilities Revenue -
  Monroeville Christian Judea Foundation
  Project, 8.25%, Due 3/01/27                       $ 2,990,000      $ 2,885,350
                                                                     -----------
                                                                       21,333,33

South Carolina 8.3%
Connector 2000 Association, Inc. Subordinate
  Capital Appreciation Toll Road Revenue -
  Greenville, South Carolina Southern
  Connector Project:
  Zero %, Due 1/01/15                                 4,400,000        1,100,000
  Zero %, Due 1/01/16                                 4,600,000        1,029,250
  Zero %, Due 1/01/17                                 5,600,000        1,120,000
  Zero %, Due 1/01/18                                 5,800,000        1,029,500
  Zero %, Due 1/01/19                                 5,900,000          936,625
  Zero %, Due 1/01/23                                 7,400,000          740,000
  Zero %, Due 1/01/24                                 7,500,000          665,625
  Zero %, Due 1/01/25                                 8,700,000          685,125
  Zero %, Due 1/01/26                                 9,000,000          641,250
  Zero %, Due 1/01/27                                 9,100,000          580,125
  Zero %, Due 1/01/28                                 9,300,000          523,125
  Zero %, Due 1/01/29                                10,500,000          525,000
  Zero %, Due 1/01/30                                10,800,000          486,000
  Zero %, Due 1/01/31                                11,000,000          440,000
  Zero %, Due 1/01/32                                11,200,000          406,000
  Zero %, Due 1/01/33                                11,500,000          359,375
  Zero %, Due 1/01/34                                11,700,000          336,375
  Zero %, Due 1/01/35                                12,000,000          300,000
  Zero %, Due 1/01/36                                12,200,000          274,500
  Zero %, Due 1/01/37                                12,400,000          248,000
  Zero %, Due 1/01/38                                17,200,000          301,000
South Carolina Jobs - EDA Solid Waste
  Recycling Facilities Revenue - Santee River
  Rubber Project, 8.00%, Due 12/01/14
  (Defaulted Effective 11/15/00) (f)                  4,000,000          120,000
                                                                     -----------
                                                                      12,846,875

Tennessee 0.6%
Memphis, Tennessee Health, Educational and
  Housing Facility Board MFHR - Hickory
  Pointe Apartments Project, 8.50%,
  Due 7/01/10                                           920,000          948,750

Texas 2.3%
Anson, Texas Education Facilities Corporation
  Student Housing Revenue - University of
  Texas - Waterview Park Project, 5.00%,
  Due 1/01/23 (e)                                       750,000          711,562
Dallas-Fort Worth, Texas International
  Airport Facility Improvement Revenue:
  American Airlines, Inc. Project, 6.375%,
  Due 5/01/35                                         1,000,000          278,750
  Delta Air Lines, Inc. Project, 7.125%,
  Due 11/01/26                                        1,250,000          598,438
DeSoto, Texas IDA IDR - Wintergreen
  Commercial Partnership Project, 7.00%,
  Due 1/01/17                                         1,986,229        1,931,608
                                                                     -----------
                                                                       3,520,358

Virginia 0.8%
Virginia Small Business Financing Authority
  IDR - Albion Enterprises LLC Project, 6.40%,
  Due 1/01/14 (Defaulted Effective 7/01/01) (f)       1,750,000        1,225,000

Wisconsin 4.2%
Brookfield, Wisconsin IDR Refunding -
  Midway Motor 8.40%,
  Lodge Project,
  Due 4/01/12                                         4,290,000        4,574,212
Wisconsin Health and EFA Revenue -
   National Regency of New Berlin, Inc.
   Project, 8.00%, Due 8/15/25                        1,935,000        2,029,331
                                                                     -----------
                                                                       6,603,543
--------------------------------------------------------------------------------
Total Municipal Bonds (Cost $213,515,347)                            146,468,806
--------------------------------------------------------------------------------
Variable Rate Put Bonds 1.5%
California 0.7%
Los Angeles, California Regional Airports
  Corporation Lease Improvement Revenue,
  7.50%, Due 12/01/24                                 1,560,000        1,045,200

Nebraska 0.1%
Kearney, Nebraska IDR - Great Platte River
  Road Project (Defaulted Effective 7/15/02):
  Zero %, Due 1/01/11 (Rate Reset
  Effective 1/01/06)                                  3,000,000          150,000
  Zero %, Due 1/01/17 (Rate  Reset
  Effective  1/01/12)                                 2,000,000          100,000
                                                                     -----------
                                                                         250,000

North Carolina 0.1%
Fletcher, North Carolina  First Mortgage
  Housing Revenue - Avery's View Retirement
  Facilities, Inc. Project, 7.00%, Due 3/01/28
  (Rate Reset Effective 3/01/05)
  (Defaulted  Effective 8/24/00) (f)                 15,000,000          112,500


Ohio 0.6%
Cuyahoga County, Ohio MFHR Refunding -
  The Parklane Apartments Project, 1.25%,
  Due 10/01/37 (Rate Reset Effective 1/01/04) (f)     1,277,842          894,489
--------------------------------------------------------------------------------
Total Variable Rate PutBonds (Cost $17,617,472)                        2,302,189
--------------------------------------------------------------------------------
Short-Term Investments (a) 3.0%
Municipal Money Market Funds
Multiple States
Strong Tax-Free Money Fund (d)                        4,775,000        4,775,000
--------------------------------------------------------------------------------
Total Short-Term Investments (Cost $4,775,000)                         4,775,000
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Total Investments in Securities (Cost $235,907,819) 98.7%            153,545,995
Other Assets and Liabilities, Net 1.3%                                 1,954,501
--------------------------------------------------------------------------------
Net Assets 100.0%                                                   $155,500,496
================================================================================

                  STRONG SHORT-TERM HIGH YIELD MUNICIPAL FUND
--------------------------------------------------------------------------------
                                                     Shares or
                                                     Principal           Value
                                                      Amount            (Note 2)
--------------------------------------------------------------------------------
Municipal Bonds 67.7%
Alaska 2.6%
Alaska HFC Revenue, 6.00%, Due 6/01/27 (e)           $ 500,000        $  510,000
Juneau, Alaska City and Borough Nonrecourse
  Revenue - St. Ann's Care Center Project,
  5.875%, Due                                         1,050,000        1,053,937
  12/01/04
Northern Tobacco Securitization Corporation
  Tobacco Settlement Revenue:
  4.75%, Due 6/01/15 (b)                              1,355,000        1,334,675
  5.60%, Due 6/01/10                                    300,000          316,500
                                                                      ----------
                                                                       3,215,112


SCHEDULES OF INVESTMENTS IN SECURITIES (continued)              October 31, 2002
--------------------------------------------------------------------------------

            STRONG SHORT-TERM HIGH YIELD MUNICIPAL FUND (continued)

                                                       Shares or
                                                       Principal        Value
                                                        Amount         (Note 2)
--------------------------------------------------------------------------------
Arizona 0.5%
White Mountain Apache Tribe Fort Apache
  Indian Reservation Revenue - Fort
  Apache Timber Company Project,
  6.25%, Due 3/05/12 (f)                              $  626,272     $  642,712

Colorado 2.9%
Black Hawk, Colorado Business Improvement
  District Special Assessment:
  Gilpin County Project, 6.00%, Due 12/01/09             895,000        909,544
  The Lodge At Black Hawk Project,
  6.25%, Due 12/01/11                                  1,075,000      1,074,979
Colorado Health Facilities Authority Hospital
  Revenue - Steamboat Springs Health
  Care Association Project:
  4.70%, Due 9/15/05                                      85,000         86,062
  4.80%, Due 9/15/06                                     455,000        461,825
  4.90%, Due 9/15/07                                      20,000         20,150
Elk Valley Public Improvement Revenue,
  7.10%, Due 9/01/14                                   1,000,000        996,250
                                                                     ----------
                                                                      3,548,810

Connecticut 1.7%
Connecticut Health and EFA Revenue - New
  Opportunities for Waterbury, Inc. Project,
  6.75%, Due 7/01/13                                   1,205,000      1,210,447
Mashantucket Western Pequot Tribe Special
  Revenue, 6.40%, 9/01/11 (Pre-Refunding
  at $101 on 9/01/07)                                    750,000        865,312
                                                                     ----------
                                                                      2,075,759

District of Columbia 0.6%
District of Columbia Revenue - Methodist
  Home Issue Project, 4.80%, Due 1/01/05                 755,000        745,563

Florida 2.9%
Hillborough County, Florida IDA IDR -
  University Community Hospital Health
  Facilities Project, 4.90%, Due 8/15/07               1,250,000      1,257,812
Miami Beach, Florida Health Facilities
  Authority Hospital Revenue - Mount Sinai
  Medical Center Project, 5.50%, Due 11/15/35
  (Mandatory Put at $100 on 5/15/05)                   2,500,000      2,346,875
                                                                     ----------
                                                                      3,604,687

Georgia 1.0%
Atlanta, Georgia Urban Residential Finance
  Authority MFHR - Park Place Apartments
  Project, 6.00%, Due 9/01/06                            700,000        704,375
Dekalb County, Georgia Residential Care
  Facilities for the Elderly Authority First Lien
  Revenue - King's Bridge Retirement
  Center, Inc. Project, 8.00%, Due 7/01/06               540,000        569,700
                                                                     ----------
                                                                      1,274,075

Illinois 6.0%
Alton, Illinois Hospital Facility Revenue
  Refunding - St. Anthony's Health Center
  Project, 5.50%, Due 9/01/06                          1,000,000      1,046,250
Chicago, Illinois O'Hare International Airport
  Special Facility Revenue Refunding -
  American Airlines, Inc. Project,
  8.20%, Due 12/01/24                                    750,000        247,500
Chicago, Illinois Tax Increment - Chatham
  Ridge Redevelopment Project,
  3.30%, Due 12/15/03                                    960,000        957,600
  Hoopeston, Illinois Hospital Capital
  Improvement Revenue Refunding -
  Hoopeston Community Memorial
  Hospital Project, 5.25%, Due 11/15/03                  255,000         253,990
Illinois DFA PCR Refunding:
  Central Illinois Public Service Project,
  5.00%, Due 6/01/28 (Mandatory Put
  at $100 on 11/30/06)                                   310,000        319,300
  Commonwealth Edison Company Project,
  6.75%, Due 3/01/15 (e)                                 500,000        556,250
Illinois DFA Revenue - Community
  Rehabilitation Providers Project,
  5.00%, Due 7/01/04                                     530,000        540,600
Illinois Health Facilities Authority Revenue
  Refunding - Lifelink Corporation Obligated
  Group Project, 5.95%, Due 2/15/21                    1,800,000      1,559,250
Illinois Industrial PCFA Revenue - Olin
  Corporation Project, 6.875%, Due 3/01/04             1,085,000      1,099,463
Robbins, Illinois Resource Recovery Revenue -
  Restructuring Project, 7.25%, Due 10/15/09             620,924        312,014
Upper Illinois River Valley Development
  Revenue - Morris Hospital Project,
  6.05%, Due 12/01/11                                    590,000        626,138
                                                                     ----------
                                                                      7,518,355

Indiana 2.3%
Indiana Health Facility Financing Authority
  Revenue - Hamilton Communities, Inc.
  Project, 6.00%, Due 1/01/10 (f)                      2,800,000      2,100,000
Steuben Lakes Regional Waste District BAN
  Revenue, 4.65%, Due 9/06/05                            750,000        757,320
                                                                     ----------
                                                                      2,857,320

Iowa  1.1%
Cedar Rapids, Iowa First Mortgage Revenue -
  Cottage Grove Place Project, 5.625%, Due
  7/01/28 (Mandatory Put at $100 on 7/01/05)             750,000        660,000
Harlan, Iowa Revenue - American Baptist
  Homes of the Midwest - Baptist Memorial
  Home Project, 5.875%, Due 5/15/23                      920,000        676,200
                                                                     ----------
                                                                      1,336,200

Kansas 1.0%
Kansas Independent College Finance Authority
  Educational Facilities Revenue - Benedictine
  College Project, 6.00%, Due 11/01/03                 1,185,000      1,218,322

Kentucky 0.5%
Kenton County, Kentucky Airport Board
  Special Facilities Revenue - Mesaba
  Aviation, Inc. Project, 6.00%, Due 7/01/05             625,000        597,656

Louisiana 4.4%
Louisiana Public Facilities Authority
  Revenue - Progressive Healthcare Project,
  6.25%, Due 10/01/11                                  1,190,000      1,060,588
Plaquemines, Louisiana Port Harbor and
  Terminal District Marine Terminal Facilities
  Revenue Refunding - Electro-Coal Transfer
  Corporation Project, 5.00%, Due 9/01/07:
  Series A                                               300,000        297,375
  Series D                                             1,000,000        991,250
South Louisiana Port Commission Terminal
  Revenue Refunding - GATX Terminals
  Corporation, 7.00%, Due 3/01/23                      1,000,000      1,028,370

--------------------------------------------------------------------------------

            STRONG SHORT-TERM HIGH YIELD MUNICIPAL FUND (continued)

                                                       Shares or
                                                       Principal       Value
                                                        Amount        (Note 2)
--------------------------------------------------------------------------------
West Feliciana Parish, Louisiana PCR - Gulf
  States Utilities Company III Project,
  7.70%, Due 12/01/14                                 $2,000,000     $2,043,480
                                                                     ----------
                                                                      5,421,063

Maryland 0.9%
Baltimore County, Maryland IDR - Barre-
  National, Inc. Equipment Project,
  6.875%, Due 7/01/09                                  1,200,000      1,116,000

Massachusetts 1.4%
Massachusetts Development Finance Agency
  Resource Recovery Revenue - Ogden
  Haverhill Project, 5.30%, Due 12/01/14                 435,000        377,363
Massachusetts Development Finance Agency
  Revenue - Developmental Disabilities, Inc.
  Project, 7.25%, Due 6/01/04                            575,000        591,531
Massachusetts Industrial Finance Agency
  Health Care Facility Revenue - Metro Health
  Foundation of Massachusetts, Inc. Project,
  6.25%, Due 12/01/03                                    760,000        763,777
                                                                     ----------
                                                                      1,732,671

Minnesota 3.5%
Burnsville, Minnesota CDR Refunding -
  Holiday Inn Project, 5.875%, Due 4/01/08             1,430,000      1,433,847
Maplewood, Minnesota Health Care Facility
  Revenue - Health East Project,
  5.80%, Due 11/15/03                                  1,400,000      1,380,610
Minneapolis and St. Paul, Minnesota
  Metropolitan Airports Commission Special
  Facilities Revenue - Northwest Airlines
  Project, 6.50%, Due 4/01/25 (Mandatory Put
  at $100 on 4/01/05)                                  1,700,000      1,583,125
                                                                     ----------
                                                                      4,397,582

Missouri 5.4%
Chesterfield, Missouri Tax Increment Revenue
  Refunding and Improvement - Chesterfield
  Valley Project, 4.50%, Due 4/15/16                   1,250,000      1,254,050
Columbia, Missouri IDR - American Air Filter
  Company, Inc. Project, 7.45%, Due 7/01/04              490,000        491,019
Ellisville, Missouri IDA IDR Refunding -
  Gambrill Gardens Project:
  5.10%, Due 6/01/05                                     125,000        122,969
  5.20%, Due 6/01/06                                     135,000        131,794
I-470 & 350 Transportation Development
  District Transportation Revenue:
  4.70%, Due 5/01/04                                     315,000        316,575
  5.00%, Due 5/01/05                                     100,000        100,875
  5.20%, Due 5/01/06                                     375,000        379,219
Nevada, Missouri Hospital Revenue - Nevada
  Regional Medical Center Project,
  6.00%, Due 10/01/07                                  1,295,000      1,301,475
St. Louis, Missouri Airport Revenue,
  6.00%, Due 1/01/06                                   2,095,000      2,143,374
Saline County, Missouri IDA Health Facilities
  Revenue - John Fitzgibbon Memorial
  Hospital, Inc. Project, 5.75%, Due 12/01/03            445,000        446,624
                                                                     ----------
                                                                      6,687,974

Nevada 0.4%
Clark County, Nevada Special Improvement
  District Number 108 - Summerlin Project,
  6.30%, Due 2/01/09                                     525,000        543,364

New Hampshire 0.4%
New Hampshire Higher Educational and
  Health Facilities Authority Revenue - New
  England College Project, 5.375%, Due 3/01/05           535,000        536,338

New Jersey 0.4%
New Jersey EDA EDR Capital Appreciation -
  Kapkowski Road Project:
  Zero %, Due 4/01/04                                    160,000        155,200
  Zero %, Due 4/01/05                                    310,000        292,562
                                                                     ----------
                                                                        447,762

New Mexico 3.3%
Pueblo of Sandia, New Mexico Improvement
  Facilities Revenue, 6.50%, Due 8/01/06               2,330,000      2,388,250
Santa Fe County, New Mexico Project
  Revenue - El Castillo Retirement Residences
  Project, 5.80%, Due 5/15/18                          1,835,000      1,674,438
                                                                     ----------
                                                                      4,062,688

New York 3.4%
Monroe County, New York Industrial
  Development Agency Revenue - Empire
  Sports Project, 6.50%, Due 3/01/08                   1,105,000        958,587
Nassau County, New York Industrial
  Development Agency Civic Facility Revenue:
  North Shore Health System Project,
  5.625%, Due 11/01/10                                 1,000,000        997,500
  Special Needs Facilities Pooled Program
  Project, 5.60%, Due 7/01/05                            185,000        185,463
  Special Needs Facilities Pooled Program
  Project, 6.50%, Due 7/01/06                            705,000        709,406
New York, New York Industrial Development
  Agency Civic Facility Revenue - Special
  Needs Facilities Pooled Project,
  5.60%, Due 7/01/05                                     800,000        802,000
Suffolk County, New York Industrial
  Development Agency Civic Facility Revenue:
  6.50%, Due 7/01/06                                     365,000        367,281
  6.875%, Due 7/01/10                                    165,000        166,237
                                                                     ----------
                                                                      4,186,474

North Carolina 1.1%
Fletcher, North Carolina First Mortgage
  Housing Revenue - Avery's View Retirement
  Facilities, Inc. Project, 8.00%, Due 3/01/10
  (Defaulted Effective 8/24/00) (f)                    1,000,000          7,500
North Carolina Eastern Municipal Power
  Agency Power System Revenue Refunding,
  6.00%, Due 1/01/13                                   1,000,000      1,022,470
North Carolina Municipal Power Agency
  Number 1 Catawba Electric Revenue
  Refunding, 6.00%, Due 1/01/04                          350,000        359,251
                                                                     ----------
                                                                      1,389,221

Ohio 1.2%
Cleveland, Ohio Airport Special Revenue
  Refunding - Continental Airlines, Inc.
  Project, 5.50%, Due 12/01/08                           300,000        247,875
Cuyahoga County, Ohio MFHR Refunding -
  Parklane Apartments, 5.46%, Due 10/01/37
  (Defaulted Effective 4/20/01) (f)                      104,374              1
Dayton, Ohio Special Facilities Revenue -
  AFCO Cargo Day LLC Project,
  5.875%, Due 4/01/04                                    205,000        205,256

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)              October 31, 2002
--------------------------------------------------------------------------------

             STRONG SHORT-TERM HIGH YIELD MUNICIPAL FUND (continued)

                                                       Shares or
                                                       Principal        Value
                                                         Amount        (Note 2)
--------------------------------------------------------------------------------
Ohio Water Development Authority Facilities
  PCR Refunding - Cleveland Electric
  Illuminating Company Pollution Control
  Project, 5.58%, Due 6/15/33 (Mandatory
  Put at $100 on 6/15/04)                              $1,000,000    $ 1,017,500
                                                                     -----------
                                                                       1,470,632

Oklahoma 1.3%
Oklahoma DFA Revenue - Comanche County
  Hospital Project, 5.35%, Due 7/01/08                  1,000,000      1,031,250
Tulsa, Oklahoma Municipal Airport Trust
  Revenue - American Airlines-AMR
  Corporation Project, 7.35%, Due 12/01/11              1,000,000        650,000
                                                                     -----------
                                                                       1,681,250

Pennsylvania 3.4%
Allegheny County, Pennsylvania Hospital
  Development Authority Revenue - Health
  System Project, 8.45%, Due 11/15/03                   1,200,000      1,219,884
Bucks County, Pennsylvania IDA CDR -
  Attleboro Associates, Ltd. Nursing Facility
  Project,  8.00%, Due 12/01/05                           720,000        732,600
Butler County, Pennsylvania IDA Health
  Center Revenue Refunding - Sherwood
  Oaks Project, 5.75%, Due 6/01/11                        500,000        513,710
Ontelaunee Township, Pennsylvania
  Municipal Authority Sewer Revenue,
  4.25%, Due 11/15/05 (b)                                 500,000        500,625
Susquehanna, Pennsylvania Area Regional
  Airport Authority Airport Facilities
  Revenue - AERO Harrisburg LLC Project,
  5.25%, Due 1/01/09                                    1,385,000      1,269,006
                                                                     -----------
                                                                       4,235,825

South Carolina 1.3%
Connector 2000 Association, Inc. Senior
  Current Interest Toll Road Revenue -
  Greenville, South Carolina Southern
  Connector Project, 5.25%, Due 1/01/23                   700,000        399,000
South Carolina Ports Authority Ports
  Revenue, 7.80%, Due 7/01/09                           1,000,000      1,190,000
                                                                     -----------
                                                                       1,589,000

South Dakota 0.3%
Lincoln County, South Dakota Revenue -
  American Baptist Homes of the Midwest -
  Trail Ridge Project, 5.875%, Due 11/15/21               445,000        358,781

Tennessee 2.0%
Johnson City, Tennessee Health and
  Educational Facilities Board Hospital First
  Mortgage Revenue - Mountain States
  Project, 5.25%, Due 7/01/26 (Mandatory
  Put at $100 on 7/01/04)                               2,500,000      2,513,075
Texas 4.8%
DeSoto, Texas IDA IDR - Wintergreen
  Commercial Partnership Project,
  7.00%, Due 1/01/17                                    1,263,598      1,228,849
Lubbock, Texas Health Facilities Development
  Corporation First Mortgage Revenue -
  Carillon, Inc. Project, 5.75%, Due 7/01/29
  (Mandatory Put at $100 on 7/01/04)                    2,000,000      2,002,500
Metro Health Facilities Development
  Corporation Revenue - Wilson N. Jones
  Memorial Hospital Project,
  6.375%, Due 1/01/07                                   1,300,000      1,355,250
Tom Green County, Texas Health Facilities
  Development Corporation Hospital
  Revenue - Shannon Health System Project,
  5.60%, Due 5/15/06                                      875,000        893,594
Weslaco, Texas Health Facilities Development
  Corporation Hospital Revenue - Knapp
  Medical Center Project, 5.00%, Due 6/01/07              500,000        513,750
                                                                     -----------
                                                                       5,993,943

Vermont 1.4%
Vermont Educational and Health Buildings
  Financing Agency Revenue:
  Health Care Facility-Copley Manor Project,
  5.40%, Due 4/01/06                                      585,000        515,531
  Vermont Council Developmental and
  Mental Health Project, 6.20%, Due 12/15/05            1,290,000      1,285,163
                                                                     -----------
                                                                       1,800,694

Virgin Islands 0.9%
  Virgin Islands Public Finance Authority Revenue:
  6.00%, Due 10/01/06                                     500,000        540,625
  6.00%, Due 10/01/07                                     500,000        541,250
                                                                     -----------
                                                                       1,081,875

Washington 0.8%
Spokane, Washington Downtown Foundation
  Parking Revenue - River Park Square
  Project, 5.00%, Due 8/01/08 (e)                       1,000,000      1,053,750

Wisconsin 1.7%
Cudahy, Wisconsin School District COP,
  6.45%, Due 3/01/13                                      130,000        138,775
Madison, Wisconsin IDR - McCaughey
  Development Association Project,
  5.875%, Due 4/01/10                                     780,000        772,200
Wisconsin Health and EFA Revenue:
  Divine Savior Hospital, Inc. Project,
  4.60%, Due 6/01/04                                      240,000        238,200
  Lutheran Home Project, 7.00%, Due 9/01/25                30,000         30,019
  National Regency of New Berlin, Inc.
  Project, 7.75%, Due 8/15/15                             960,000        998,400
                                                                     -----------
                                                                       2,177,594

Wyoming 0.9%
Teton County, Wyoming Hospital District
  Hospital Revenue - St. Johns Medical Center
  Project, 5.25%, Due 12/01/07                          1,050,000      1,076,250
--------------------------------------------------------------------------------
Total Municipal Bonds (Cost $87,503,299)                              84,188,377
--------------------------------------------------------------------------------
Variable Rate Put Bonds 16.6%
Arizona 1.6%
Maricopa County, Arizona Pollution Control
  Corporation PCR Refunding - El Paso
  Electric Company Project, 6.25%, Due
  5/01/37 (Mandatory Put at $100 on 8/01/05)            1,000,000      1,006,250
Mohave County, Arizona IDA IDR - Citizens
  Utilities Company Project, 4.75%, Due
  8/01/20 (Putable at $100 and Rate Reset
  Effective 8/01/07)                                    1,000,000        978,750
                                                                     -----------
                                                                       1,985,000

District of Columbia 1.2%
District of Columbia Revenue - Medstar
  University Hospital Project, 6.40%, Due
  8/15/31 (Mandatory Put at $100 on 2/15/04)            1,500,000      1,545,000

--------------------------------------------------------------------------------

             STRONG SHORT-TERM HIGH YIELD MUNICIPAL FUND (continued)

                                                       Shares or
                                                       Principal        Value
                                                         Amount        (Note 2)
--------------------------------------------------------------------------------
Illinois  0.5%
Illinois DFA IDR - Citizens Utilities Company
  Project, 4.80%, Due 8/01/25 (Putable at
  $100 and Rate Reset Effective on 8/01/07)            $  660,000     $  647,625

Minnesota 3.1%
St. Paul, Minnesota Housing and Redevelopment
  Authority Lease Revenue - Higher Ground
  Academy Project, 7.50%, Due 11/01/28
  (Mandatory Put at $100 on 6/01/04)                    3,850,000      3,864,438

Nebraska  0.1%
Kearney, Nebraska IDR - Great Platte River
  Road Project, Zero %, Due 1/01/11
  (Defaulted Effective 7/15/02)                         1,255,000         62,750

New Hampshire 0.8%
New Hampshire Health and Educational
  Authority Hospital Revenue, 5.25%, Due
  10/01/21 (Mandatory Put at $100 on 10/01/04)            965,000        999,981

New Jersey 2.4%
New Jersey EDA Senior Mortgage Revenue
  Refunding EXTRAS - Arbor Glen of
  Bridgewater Project, 5.375%, Due 5/15/32
  (Mandatory Put at $100 on 5/15/04)                    3,000,000      2,966,250

Ohio 0.0%
Cuyahoga County, Ohio MFHR Refunding -
  The Parklane Apartments Project,
  1.25%, Due 10/01/37 (f)                                  60,158         42,111

Oklahoma 0.3%
Tulsa, Oklahoma Municipal Airport Trust
  Revenue Refunding - AMR Corporation
  Project, 5.80%, Due 6/01/35 (Mandatory
  Put at $100 on 12/01/04)                                500,000        331,250

Pennsylvania 1.2%
Beaver County, Pennsylvania IDA PCR
  Revenue Refunding - Toledo Edison Project,
  4.85%, Due 6/01/30 (Mandatory Put at
  $100 on 6/01/04)                                      1,500,000      1,509,375

Tennessee 0.8%
Metropolitan Government ofNashville and
  Davidson Counties, Tennessee IDR - Waste
  Management, Inc. Project, 4.10%, Due
  8/01/31 (Mandatory Put at $100 on 8/01/04)            1,000,000        995,000

Texas 4.6%
Abilene, Texas Health Facilities Development
  Corporation Retirement Facilities Revenue
  EXTRAS - Sears Methodist Retirement
  System Obligated Group Project, 5.25%, Due
  11/15/28 (Mandatory Put at $100 on 11/15/03)          2,025,000      2,008,840
Gulf Coast IDA Solid Waste Disposal Revenue -
  Citgo Petroleum Corporation Project,
  7.50%, Due 5/01/25 (Mandatory Put at
  $100 on 10/01/12)                                       800,000        800,000
Matagorda County, Texas Navigational District
  Number 1 PCR Refunding - Central Power &
  Light Company Project, 4.55%, Due
  11/01/29 (Mandatory Put at $100 on 11/01/06)            500,000        466,250
Trinity River Authority PCR Revenue - TXU
  Electric Company Project, 5.00%, Due
  5/01/27 (Mandatory Put at $100 on 11/01/06)           2,750,000      2,426,875
                                                                      ----------
                                                                       5,701,965
--------------------------------------------------------------------------------
Total Variable Rate Put Bonds (Cost $21,102,598)                      20,650,745
--------------------------------------------------------------------------------
Short-Term Investments (a) 15.7%
Municipal Bonds 8.5%
Arizona 0.2%
Winslow, Arizona IDA Hospital Revenue -
  Winslow Memorial Hospital Project,
  4.95%, Due 6/01/03 (f)                                  200,000        198,046

Connecticut 0.2%
Bristol, Connecticut Resources Recovery
  Facility Operating Committee Solid Waste
  Revenue Refunding - Ogden Martin System
  Bristol Project, 6.125%, Due 7/01/03                    260,000        255,021

District of Columbia 0.1%
District of Columbia Revenue - American
  Geophysical Union Project,
  5.50%, Due 9/01/03                                      155,000        157,407

Illinois 0.4%
  Illinois Health Facilities Authority Revenue -
  Riverside Health System Project,
  5.90%, Due 11/15/02                                     445,000        445,436

Indiana 0.7%
Anderson, Indiana EDR Refunding and
  Improvement - Anderson University
  Project, 5.05%, Due 10/01/03                            895,000        899,475

Kansas 0.2%
Topeka, Kansas Industrial Revenue
  Refunding - Reser's Fine Foods, Inc.,
  5.20%, Due 4/01/03                                      300,000        300,054

Kentucky 0.5%
Jefferson County, Kentucky Health Facilities
  Revenue Refunding - Beverly Enterprises,
  Inc. Project, 5.40%, Due 5/01/03                        430,000        431,226
Kentucky EDFA Hospital System Refunding
  and Improvement Revenue - Appalachian
  Regional Healthcare, Inc. Project,
  5.10%, Due 10/01/03                                     250,000        249,028
                                                                     -----------
                                                                         680,254

Massachusetts 0.7%
Massachusetts Development Finance Agency
  Revenue - Health Care Facility Alliance
  Project, 6.50%, Due 7/01/03                             280,000        281,288
Massachusetts Health and EFA Revenue -
  Central New England Health System,
  5.75%, Due 8/01/03                                      140,000        140,729
Massachusetts Industrial Finance Agency
  Resources Recovery Revenue Refunding -
  Ogden Haverhill Project, 4.60%, Due 12/01/02            500,000        499,870
                                                                     -----------
                                                                         921,887

Minnesota 0.9%
Maplewood, Minnesota Health Care Facility
  Revenue - Health East Project,
  5.70%, Due 11/15/02                                   1,000,000        999,910

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)              October 31, 2002
--------------------------------------------------------------------------------
            STRONG SHORT-TERM HIGH YIELD MUNICIPAL FUND (continued)

                                                        Shares or
                                                        Principal       Value
                                                          Amount       (Note 2)
--------------------------------------------------------------------------------
St. Paul, Minnesota Housing and
  Redevelopment Authority Hospital Revenue -
  HealthEast Project, 4.90%,Due 11/01/02               $  100,000   $    100,000
                                                                    ------------
                                                                       1,099,910

New Jersey 0.5%
South Amboy, New Jersey Housing Authority
  Housing Revenue - Shore Gate Village
  Grand Project, 6.00%, Due 8/15/99
  (Defaulted Effective 12/21/99) (f)                    1,378,577        620,360

North Carolina 0.1%
North Carolina Medical Care Commission
  Health Care Facilities First Mortgage
  Revenue - DePaul Community Facilities
  Project, 5.75%, Due 1/01/03                              75,000         74,908

Ohio 2.4%
Cleveland, Ohio Airport Special Revenue
  Refunding - Continental Airlines, Inc.
  Project, 5.25%, Due 12/01/02                          1,970,000      1,965,055
Montgomery County, Ohio Health Care
  Facilities Revenue Refunding EXTRAS -
  Friendship Village of Dayton Project, 5.375%,
  Due 2/01/22 (Putable at $100 on 2/01/03)              1,050,000      1,022,238
                                                                    ------------
                                                                       2,987,293

Oklahoma 0.2%
Leflore County, Oklahoma Hospital Authority
  Hospital Revenue, 5.45%,  Due 6/01/03                   260,000        259,181

Pennsylvania 0.4%
Clarion County, Pennsylvania IDA Health
  Facilities Revenue Refunding - Beverly
  Enterprises, Inc. Project,5.50%, Due 5/01/03            150,000        150,499
Pennsylvania EDFA Qualified Residential Rent
  Project Revenue, 7.00%, Due 9/01/02
  (Defaulted Effective 9/01/99) (f):
  RSI Properties/Butler LLC Project                       300,000        190,500
  RSI Properties/Greensburg LLC Project                   300,000        190,500
                                                                    ------------
                                                                         531,499

Virginia 0.4%
Hampton, Virginia Redevelopment and
  Housing Authority First Mortgage Revenue
  Refunding - Olde Hampton Project,
  6.00%, Due 7/01/03                                      360,000        361,044
Virginia Small Business Financing Authority
  IDR - Albion Enterprises LLC Project, 6.00%,
  Due 1/01/02 (Defaulted Effective 7/01/01) (f)           250,000        175,000
                                                                    ------------
                                                                         536,044

Wisconsin 0.2%
Wisconsin Health and EFA Revenue - Divine
  Savior Hospital, Inc. Project,
  4.45%, Due 6/01/03                                      225,000        224,541

Wyoming 0.4%
Teton County, Wyoming Hospital District
  Hospital Revenue Refunding and
  Improvement, 4.85%, Due 12/01/02                        440,000        440,031
                                                                    ------------
Total Municipal Bonds                                                 10,631,347

Variable Rate Put Bonds 6.3%
Arizona 0.4%
Maricopa County, Arizona Pollution Control
  Corporation PCR - Public Service Company
  Project, 3.75%, Due 5/01/29 (Mandatory
  Put at $100 on 4/08/03)                                 500,000        502,175

Arkansas 0.4%
Arkansas DFA Facilities Revenue - Waste
  Management Project, 3.50%,Due 8/01/21
  (Mandatory Put at $100 on 8/01/03)                      500,000        499,790

Montana 0.8%
Forsyth, Montana PCR Refunding - Portland
  General Electric Company Project,
  4.60%, Due 5/01/33 (Mandatory Put
  at $100 on 5/01/03)                                   1,000,000        961,210

New Hampshire 1.0%
New Hampshire IDA Revenue - International
  Paper Project, 3.75%, Due 10/15/06
  (Mandatory Put at $100 on 10/15/03)                   1,235,000      1,235,259

Pennsylvania 0.8%
Beaver County, Pennsylvania IDA PCR
  Refunding - Cleveland Electric Project,
  4.60%, Due 10/01/30 (Mandatory Put
  at $100 on 10/01/03)                                  1,000,000      1,003,390

Tennessee 2.0%
Shelby County, Tennessee Health, Educational
  and Housing Facilities Board Health Care
  Facilities Revenue EXTRAS - Kirby Pines
  Retirement Community Project, 5.50%Due
  11/15/27 (Mandatory Put at $100 on 11/15/02)          2,450,000      2,449,755

Texas 0.9%
Brazos River Authority Revenue Refunding -
  Reliant Energy, Inc. Project, Inc. 5.20%, Due
  12/01/18 (Mandatory Put at $100 on 12/01/02)            800,000        797,960
Matagorda County, Texas Navigation District
  Number 1 Revenue Refunding - Reliant
  Energy, Inc. Project5.20%, Due 5/01/29
  (Putable at $100 on 11/01/02)                           400,000        400,000
                                                                    ------------
                                                                       1,197,960
                                                                    ------------
Total Variable Rate Put Bonds                                          7,849,539

Municipal Money Market Funds 0.9%
Multiple States
Strong Tax-Free Money Fund (d)                          1,060,000      1,060,000
--------------------------------------------------------------------------------
Total Short-Term Investments (Cost $19,157,585)                       19,540,886
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Total Investments in Securities (Cost $127,763,482) 100.0%           124,380,008
Other Assets and Net Liabilities, 0.0%                                    29,362
--------------------------------------------------------------------------------
Net Assets 100.0%                                                   $124,409,370
================================================================================

                           STRONG MUNICIPAL BOND FUND

                                                        Shares or
                                                        Principal       Value
                                                          Amount       (Note 2)
--------------------------------------------------------------------------------
Municipal Bonds 74.3%
Alaska 3.2%
Alaska HFC Revenue, 6.00%, Due 6/01/27 (e)             $4,000,000     $4,080,000
Northern Alaska Tobacco Securitization
  Corporation Tobacco Settlement Revenue,
  4.75%, Due 6/01/15                                    3,810,000      3,752,850
                                                                      ----------
                                                                       7,832,850

--------------------------------------------------------------------------------
                       STRONG MUNICIPAL BOND (continued)

                                                        Shares or
                                                        Principal       Value
                                                         Amount        (Note 2)
--------------------------------------------------------------------------------
Arizona 1.3%
Gilbert, Arizona IDA Nonprofit Revenue -
   Southwest Student Services Project,
   5.25%, Due 2/01/10                                 $ 2,095,000    $ 2,089,762
Phoenix, Arizona IDA Mortgage Revenue
   Refunding - Christian Care Retirement
   Apartments, Inc. Project, 6.25%, Due 1/01/16         1,200,000      1,191,000
                                                                     -----------
                                                                       3,280,762

California 0.2%
California GO Refunding,
   5.50%, Due 3/01/11 (e)                                 350,000        394,625

Colorado 1.5%
Dawson Ridge, Colorado Metropolitan
   District Number 1 GO Refunding,
   Zero %, Due 10/01/22                                 5,000,000      1,768,750
Interlocken Metropolitan Colorado Refunding,
   5.75%, Due 12/15/12 (e)                              1,605,000      1,795,594
                                                                     -----------
                                                                       3,564,344

Connecticut 0.9%
Connecticut Resources Recovery Authority
   Revenue Refunding - American Refunding-
   Fuel Company Project, 5.50%, Due 11/15/15              790,000        800,863
Mashantucket Western Pequot Tribe
   Subordinated Special Revenue Bonds:
   Zero %, Due 9/01/15                                  2,000,000        977,500
   Zero %, Due 9/01/18                                  1,100,000        429,000
                                                                     -----------
                                                                       2,207,363

District of Columbia 1.2%
District of Columbia GO,
   6.00%, Due 6/01/12 (e)                               2,500,000      2,921,875

Florida 0.1%
Gulf Breeze, Florida Revenue,
   4.75%, Due 12/01/15 (e)                                315,000        331,144

Georgia 6.6%
Atlanta, Georgia Urban Residential Finance
   Authority MFHR - Evergreen Village
   Estates Project:
   5.875%, Due 5/01/07                                    525,000        530,880
   6.375%, Due 5/01/17                                  1,675,000      1,779,687
   6.50%, Due 5/01/27                                   2,965,000      3,135,488
Colquitt County, Georgia Development
   Authority First Mortgage Revenue,
   Zero %, Due 12/01/21                                 2,995,000      1,115,638
Colquitt County, Georgia Development
   Authority Revenue - Southern Care
   Corporation Facility Project,
   Zero %, Due 12/01/21                                 9,595,000      3,574,137
Richmond County, Georgia Development
   Authority First Mortgage Revenue,
   Zero %, Due 12/01/21                                 5,000,000      1,862,500
Richmond County, Georgia Development
   Authority Revenue, Zero %, Due 12/01/21              1,100,000        409,750
Washington, Georgia Wilkes Payroll
   Development Authority Subordinated
   Revenue - Southern Care Corporation
   Facility Project, Zero %, Due 12/01/21              10,000,000      3,725,000
                                                                     -----------
                                                                      16,133,080

Illinois 4.9%
Chicago, Illinois O'Hare International Airport
   Special Facility Revenue Refunding -
   American Airlines, Inc. Project,
   8.20%, Due 12/01/24                                  2,475,000        816,750
Chicago, Illinois Tax Increment - Near South
   Redevelopment Project,
   5.00%, Due 11/15/07 (e)                              3,125,000      3,320,312
Cook County, Hazel Crest, Illinois Community
   School District Number 152-5
   Capital Appreciation GO (e):
   Zero %, 12/01/16                                       425,000        209,313
   Zero %, 12/01/17                                       300,000        138,375
   Zero %, 12/01/18                                       425,000        183,281
Illinois DFA PCR Refunding - Central Illinois
   Public Service Project, 5.00%, Due 6/01/28
   (Mandatory Put at $100 on 12/01/06)                  1,930,000      1,987,900
Illinois DFA Revenue - Chicago Charter
   School Foundation Project:
   5.25%, Due 12/01/12                                    260,000        265,200
   6.125%, Due 12/01/22                                 2,330,000      2,338,737
Lake County, Grayslake, Illinois Community
   High School District Number 127 Capital
   Appreciation GO, Zero %, Due 2/01/21 (e)             1,280,000        484,800
Oak Park, Illinois IDR - Prairie Court Project,
   5.50%, Due 12/01/11 (Mandatory Put
   at $100 on 12/01/06)                                 2,001,000      2,081,040
                                                                     -----------
                                                                      11,825,708

Kansas 0.2%
Kansas DFA First Mortgage Revenue -
   Hartford Health Facility Project,
   6.125%, Due 4/01/12 (e)                                470,000        526,400

Louisiana 3.9%
Claiborne Parish, Louisiana Law Enforcement
   District Revenue - Claiborne Correctional
   Facilities Project, 6.25%, Due 3/01/19               7,285,000      7,521,763
Plaquemines Louisiana Port Harbor and
   Terminal District Marine Terminal Facilities
   Revenue Refunding - Electro-Coal Transfer
   Corporation Project, 5.00%, Due 9/01/07              2,000,000      1,982,500
                                                                     -----------
                                                                       9,504,263

Massachusetts 2.5%
Erving, Massachusetts GO,
   5.375%, Due 6/15/12                                  1,225,000      1,306,156
Massachusetts Development Finance Agency
   Resource Recovery Revenue - Ogden
   Haverhill Project, 5.50%, Due 12/01/19               1,925,000      1,633,844
Massachusetts Industrial Finance Agency PCR
   Refunding - Eastern Edison Company
   Project, 5.875%, Due 8/01/08                           126,000        130,877
Municipal Tax-Exempt Trust Certificates,
   4.20%, Due 3/06/09 (e)                               2,800,000      2,884,000
                                                                     -----------
                                                                       5,954,877

Michigan 3.6%
Michigan Hospital Finance Authority Revenue
   Refunding - Mclauren Obligation Group
   Project, 5.25%, Due 10/15/07                         1,410,000      1,457,038
Michigan Strategic Fund Exempt Facilities
   Revenue - Waste Management, Inc. Project,
   4.20%, Due 8/01/27 (Mandatory Put
   at $100 on 8/01/04)                                    881,000        889,810
Suburban Mobility Authority Regional
   Transportation Installment Purchase
   Agreement Revenue, 5.23%, Due 8/15/10                6,300,000      6,370,875
                                                                     -----------
                                                                       8,717,723

Minnesota 1.7%
St. Paul, Minnesota Housing and Redevelopment
   Authority Hospital Revenue - HealthEast
   Project, 6.625%, Due 11/01/17                        3,055,000      2,619,662



SCHEDULES OF INVESTMENTS IN SECURITIES (continued)              October 31, 2002
--------------------------------------------------------------------------------

                     STRONG MUNICIPAL BOND FUND (continued)

                                                     Shares or
                                                     Principal         Value
                                                       Amount         (Note 2)
--------------------------------------------------------------------------------

Woodbury, Minnesota Lease Revenue
  Refunding - Math Science Academy
  Project, 7.50%, Due 12/01/31                      $ 1,500,000      $ 1,507,500
                                                                     -----------
                                                                       4,127,162

Missouri 2.4%
St. Louis, Missouri Airport Revenue:
  6.00%, Due 1/01/05                                  2,595,000        2,660,031
  6.00%, Due 1/01/06                                    750,000          767,317
Springfield, Missouri Land Clearance
  Redevelopment Authority Industrial
  Revenue Refunding - University Plaza
  Project, 6.60%, Due 10/01/11                        2,215,000        2,353,438
                                                                     -----------
                                                                       5,780,786

Montana 0.6%
Crow Finance Authority Tribal Purpose
  Revenue, 5.70%, Due 10/01/27                          250,000          247,188
Miles City, Montana MFHR - Birchwood
  Properties LP Project, 6.75%, Due 5/01/29           1,370,000        1,244,987
                                                                     -----------
                                                                       1,492,175

Nevada 0.5%
Clark County, Nevada IDR Refunding - Nevada
  Power Company Project, 5.90%, Due 10/01/30          1,395,000        1,145,644

New Mexico 1.0%
Pueblo of Sandia, New Mexico Improvement
  Facilities Revenue, 6.50%, Due 8/01/06              2,330,000        2,388,250

New York 2.5%
Nassau County, New York Industrial
  Development Agency Civic Facility
  Revenue, 6.875%, Due 7/01/10                          260,000          261,950
New York, New York GO:
  5.25%, Due 8/01/09                                    375,000          401,719
  5.25%, Due 8/01/14 (e)                              1,500,000        1,633,125
  5.75%, Due 8/01/16                                  1,500,000        1,606,875
New York, New York Industrial Development
  Agency Civic Facility Revenue,
  6.875%, Due 7/01/10                                 1,230,000        1,239,225
New York, New York Industrial Development
  Agency Special Facility Revenue - British
  Airways Project, 7.625%, Due 12/01/32               1,225,000          944,781
                                                                     -----------
                                                                       6,087,675

North Dakota 2.5%
Richland County, North Dakota MFHR -
  Birchwood Properties LP Project,
  6.75%, Due 5/01/29                                  5,040,000        4,580,100
Three Affiliated Tribes of the Fort Berthold
  Reservation GO, 6.30%, Due 11/15/10                 1,515,000        1,526,363
                                                                     -----------
                                                                       6,106,463

Ohio 5.3%
Franklin County, Ohio EDR Refunding -
  Capitol South Community Urban Program,
  4.85%, Due 6/01/06                                  1,330,000        1,394,837
Medina County, Ohio EDR MFHR - Camelot
  Place, Ltd. Project, 8.375%, Due 10/01/23           3,800,000        3,762,000
Montgomery County, Ohio Health Care
  Facilities Revenue Refunding - Friendship
  Village of Dayton Project, 6.25%, Due 2/01/22       1,250,000          970,313
Toledo, Ohio MFMR - Commodore Perry
  Apartments Project, 7.00%, Due 12/01/28 (f)         7,485,000        6,755,212
                                                                     -----------
                                                                      12,882,362

Oklahoma 2.8%
Oklahoma County, Oklahoma Finance
  Authority First Mortgage MFHR - Multiple
  Apartments Project, 7.125%, Due 4/01/28
  (Defaulted Effective 7/31/00) (f)                  10,170,000        3,559,500
Oklahoma DFA Revenue - Comanche County
  Hospital Project, 6.60%, Due 7/01/31                2,500,000        2,468,750
Shawnee, Oklahoma Hospital Authority
  Revenue - MidAmerica HealthCare, Inc.,
  8.00%, Due 4/01/04                                    715,000          721,192
                                                                     -----------
                                                                       6,749,442

Pennsylvania 3.3%
Pennsylvania EDFA Qualified Residential
  Rent Project Revenue, 8.00%, Due 9/01/27
  (Defaulted Effective 9/01/99) (f):
  RSI Properties/Butler LLC Project                   2,360,000        1,498,600
  RSI Properties/Greensburg LLC Project               2,655,000        1,685,925
Philadelphia, Pennsylvania Hospitals and
  Higher EFA Revenue - Temple University
  Hospital Project, 6.50%, Due 11/15/08               2,930,000        3,175,388
Pittsburgh, Pennsylvania Water and Sewer
  Authority System Revenue Refunding,
  6.00%, Due 9/01/16 (e)                                200,000          234,000
Scranton-Lackawanna, Pennsylvania Health
  and Welfare Authority Hospital Revenue -
  Marian Community Hospital Project,
  6.50%, Due 1/15/07                                  1,500,000        1,509,375
                                                                     -----------
                                                                       8,103,288

South Carolina 5.6%
Connector 2000 Association, Inc. Senior
  Capital Appreciation Toll Road Revenue -
  Greenville, South Carolina Southern
  Connector Project:
  Zero %, Due 1/01/12                                 3,900,000        1,511,250
  Zero %, Due 1/01/14                                 4,560,000        1,436,400
  Zero %, Due 1/01/15                                 1,000,000          283,750
  Zero %, Due 1/01/26 (e)                            10,000,000        2,175,000
  Zero %, Due 1/01/28                                   400,000           28,000
  Zero %, Due 1/01/32                                12,350,000          571,187
  Zero %, Due 1/01/35                                   100,000            3,375
Greenville County, South Carolina Airport
  Revenue - Donaldson Industrial Air Park
  Project, 6.125%, Due 10/01/17                       3,000,000        3,000,000
South Carolina Ports Authority Revenue,
  7.80%, Due 7/01/09                                  2,200,000        2,618,000
Tobacco Settlement Management Authority
  of South Carolina Tobacco Settlement
  Revenue, 6.375%, Due 5/15/28                        2,000,000        1,955,000
                                                                     -----------
                                                                      13,581,962

South Dakota 1.2%
Sisseton-Wahpeton Sioux Tribe of the Lake
  Traverse Reservation GO (f):
  7.00%, Due 11/01/13                                   740,000          812,150
  7.00%, Due 11/01/23                                 1,290,000        1,339,987
South Dakota EDFA EDR Pooled Loan
  Program - Midstates Printing, Inc. Project,
  5.50%, Due 4/01/18                                    685,000          704,694
                                                                     -----------
                                                                       2,856,831

Tennessee 2.5%
Johnson City, Tennessee Health and
  Educational Facilities Board Hospital First
  Mortgage Revenue - Mountain States
  Project, 5.25%, Due 7/01/26 (Mandatory
  Put at $100 on 7/01/04)                             3,710,000        3,729,403

--------------------------------------------------------------------------------

                     STRONG MUNICIPAL BOND FUND (continued)

                                                     Shares or
                                                     Principal         Value
                                                       Amount         (Note 2)
--------------------------------------------------------------------------------
Shelby County, Tennessee Health, Educational
  and Housing Facility Board Hospital
  Revenue Refunding - Methodist Healthcare
  Project, 6.50%, Due 9/01/26                        $2,381,000    $  2,467,311
                                                                   ------------
                                                                      6,196,714
Texas 4.5%
Anson, Texas Education Facilities Corporation
  Student Housing Revenue - University of
  Texas - Waterview Park Project (e):
  5.00%, Due 1/01/23                                    750,000         711,563
  5.10%, Due 1/01/34                                  2,000,000       1,887,500
Austin, Texas GO Refunding,
  5.125%, Due 9/01/14                                 2,420,000       2,583,350
Dallas-Fort Worth, Texas International Airport
  Facility Improvement Revenue:
  American Airlines, Inc. Project,
  6.375%, Due 5/01/35                                   500,000         139,375
  Delta Air Lines, Inc. Project,
  7.125%, Due 11/01/26                                1,750,000         837,813
El Paso, Texas Property Finance Authority, Inc.
  SFMR - GNMA Mortgage-Backed Securities
  Program, 8.70%, Due 12/01/18 (e)                      220,000         226,050
Harris County, Texas Health Facilities
  Development Corporation Revenue -
  Christus Health Project,
  5.25%, Due 7/01/07 (e)                                 30,000          32,700
Lubbock, Texas HFC Capital Appreciation,
  Revenue, Zero %, Due 10/01/15                         150,000          83,812
Metro Health Facilities Development
  Corporation Revenue - Wilson N Jones
  Memorial Hospital Project:
  6.625%, Due 1/01/11                                 1,000,000       1,057,500
  7.20%, Due 1/01/21                                    975,000       1,023,750
Ranger, Texas Housing Corporation MFMR
  Refunding - FHA Insured Mortgage Loans -
  Ranger Apartments Project,
  8.80%, Due 3/01/24 (e)                              1,160,000       1,267,300
Woodville, Texas HFC MFHR - Dogwood
  Terrace Apartments Project, 7.50%,
  Due 10/01/29 (Defaulted Effective 4/01/02) (f)      2,450,000       1,029,000
                                                                   ------------
                                                                     10,879,713
Utah 1.0%
Eagle Mountain, Utah Special Assessment
  Bonds, 5.90%, Due 12/15/07                          1,066,000       1,095,315
Salt Lake County, Utah Housing Authority
  MFHR - Millcreek Pines Apartments
  Project, 6.80%, Due 9/01/17 (f)                     1,256,000       1,276,410
                                                                   ------------
                                                                      2,371,725
Washington 3.0%
Spokane, Washington Downtown Foundation
  Parking Revenue - River Park Square
  Project, 5.60%, Due 8/01/19 (e)                     3,710,000       3,784,200
Tobacco Settlement Authority Washington
  Tobacco Settlement Revenue,
  5.50%, Due 6/01/12 (b)                                675,000         664,031
Washington EDFA Nonrecourse Revenue -
  Lindal Cedar Homes, Inc. Project,
  5.80%, Due 11/01/17 (e)                             2,175,000       2,245,688
Washington Housing Finance Commission
  Nonprofit Housing Revenue Refunding -
  Crista Ministries Project, 5.35%, Due 7/01/14
  (Mandatory Put at $100 on 7/01/05) (e)                615,000         630,375
                                                                   ------------
                                                                      7,324,294

Wisconsin 3.8%
Badger Tobacco Asset Securitization
  Corporation Tobacco Settlement Revenue,
  6.125%, Due 6/01/27                                 2,855,000       2,740,800
Brown County, Wisconsin Housing Authority
  MFHR Refunding - River Park Terrace
  Project, 6.50%, Due 6/01/19                           430,000         406,350
Green Bay, Wisconsin Housing Authority
  MFHR Refunding - Pheasant Run Project,
  6.50%, Due 9/01/19                                    635,000         600,075
Oshkosh, Wisconsin IDR - Don Evans, Inc.
  Project (e):
  5.35%, Due 12/01/10                                   520,000         533,000
  5.50%, Due 12/01/11                                   390,000         398,775
Waterford, Wisconsin Graded Joint School
  District Number 1 GO Refunding,
  5.25%, Due 4/01/12 (e)                                 70,000          76,475
Wisconsin GO, 5.00%, Due 5/01/13 (e)                    655,000         715,587
Wisconsin Health and EFA Revenue -
  Agnesian Healthcare, Inc. Project:
  5.00%, Due 7/01/04                                    250,000         259,688
  5.00%, Due 7/01/06                                    350,000         371,875
  5.10%, Due 7/01/08                                    705,000         747,300
  5.45%, Due 7/01/11                                    560,000         602,000
Wisconsin Health and EFA Revenue -
  Marquette University Project (e):
  4.125%, Due 10/01/09                                  440,000         458,150
  4.50%, Due 10/01/11                                   480,000         506,400
Wisconsin Health and EFA Revenue -
  Marshfield Clinic Project, 6.25%, Due 2/15/10         866,000         937,445
                                                                   ------------
                                                                      9,353,920
-------------------------------------------------------------------------------
Total Municipal Bonds (Cost $195,039,763)                           180,623,420
-------------------------------------------------------------------------------
Variable Rate Put Bonds 19.9%
California 1.1%
Southern California Public Power Authority
  Revenue Refunding - San Juan Power
  Project, 5.25%, Due 1/01/20 (e)                     2,400,000       2,676,000

Colorado 0.6%
Northwest Parkway Public Highway
  Authority Revenue, Zero %, Due 6/15/16
  (Rate Reset Effective 6/15/11) (e)                  2,240,000       1,512,000

District of Columbia 1.0%
District of Columbia Revenue - Medstar
  University Hospital Project, 6.80%, Due
  8/15/31 (Mandatory Put at $100 and Rate
  Reset Effective 2/15/06)                            2,265,000       2,417,887

Indiana 2.1%
Indiana DFA PCR Refunding - Southern Gas
  and Electric Project:
  4.75%, Due 3/01/25 (Mandatory Put
  at $100 on 3/01/06)                                 2,885,000       2,982,369
  5.00%, Due 3/01/30 (Mandatory Put
  at $100 on 3/01/06)                                 2,100,000       2,184,000
                                                                   ------------
                                                                      5,166,369
Kansas 0.7%
Burlington, Kansas Environmental
  Improvement Revenue Refunding - Kansas
  City Power & Light Project, 4.75%, Due
  9/01/15 (Mandatory Put at $100 on 10/01/07)         1,525,000       1,542,156


SCHEDULES OF INVESTMENTS IN SECURITIES (continued)              October 31, 2002
--------------------------------------------------------------------------------

                     STRONG MUNICIPAL BOND FUND (continued)

                                                     Shares or
                                                     Principal         Value
                                                       Amount         (Note 2)
--------------------------------------------------------------------------------
Massachusetts 1.6%
Massachusetts Health and EFA Revenue -
  Hillcrest Extended Care Project, 4.50%,
  Due 10/01/26 (Mandatory Put at
  $100 on 4/01/06) (e)                               $3,710,000    $  3,853,763

Michigan 1.3%
Michigan Hospital Finance Authority
  Revenue - Ascension Health Credit Project,
  5.375%, Due 11/15/33 (Mandatory Put
  at $100 on 11/15/07)                                2,810,000       3,062,900

Minnesota 0.9%
St. Paul, Minnesota Housing and Redevelopment
  Authority Lease Revenue - Higher Ground
  Academy Project, 7.50%, Due 11/01/28
  (Mandatory Put at $100 on 6/01/04)                  2,250,000       2,258,437

New Hampshire 0.4%
New Hampshire Business Finance Authority
  PCR Refunding - United Illuminating
  Company Project, 4.55%, Due 7/01/27
  (Mandatory Put at $100 on 2/01/04)                  1,000,000       1,021,250

New York 2.4%
Hempstead Town, New York Industrial
  Development Agency Resources Recovery
  Revenue Refunding - American Ref-Fuel
  Company Project, 5.00%, Due 12/01/10
  (Mandatory Put at $100 on 6/01/10)                    425,000         440,938
New York Dormitory Authority Revenue,
  5.25%, Due 11/15/23 (Mandatory Put
  at $100 on 5/15/12)                                 2,500,000       2,737,500
New York, New York Transitional Finance
  Authority Revenue Refunding, 5.25%, Due
  2/01/29 (Mandatory Put at $100 on 2/01/11)          2,500,000       2,734,375
                                                                   ------------
                                                                      5,912,813
Pennsylvania 1.1%
Sayre, Pennsylvania Health Care Facilities
  Authority Revenue - Guthrie Healthcare
  System Project, 1.00%, Due 12/01/31                 2,500,000       2,634,375

Tennessee 0.4%
Metropolitan Government of Nashville and
  Davidson Counties, Tennessee IDR - Waste
  Management, Inc. Project, 4.10%, Due
  8/01/31 (Mandatory Put at $100 on 8/01/04)          1,000,000         995,000

Texas 5.4%
Brazos River Authority Collateralized PCR
  Refunding - Texas Utilities Electric Company
  Project, 5.05%, Due 6/01/30 (Mandatory Put
  at $100 on 6/19/06)                                 4,025,000       3,552,063
Brazos River Authority PCR Refunding -
  Texas Utilities Electric Company Project,
  4.95%, Due 10/01/30 (Mandatory Put
  at $100 on 4/01/04)                                 3,750,000       3,567,187
Gulf Coast IDA Solid Waste Disposal
  Revenue - Citgo Petroleum Corporation
  Project, 7.50%, Due 5/01/25 (Mandatory
  Put at $100 on 10/01/12)                            1,000,000       1,000,000
Matagorda County, Texas Navigational District
  Number 1 PCR Refunding - Central Power &
  Light Company Project, 4.55%, Due 11/01/29
  (Mandatory Put at $100 on 11/01/06)                 4,918,000       4,586,035
Trinity River Authority PCR Revenue - TXU
  Electric Company Project, 5.00%,Due
  5/01/27 (Mandatory Put at $100 on 11/01/06)           455,000         401,537
                                                                   ------------
                                                                     13,106,822
Wisconsin 0.9%
Oshkosh, Wisconsin IDR - Don Evans, Inc.
  Project, 5.50%, Due 12/01/21 (Mandatory
  Put at $100 on 12/01/11) (e)                        2,195,000       2,244,388
-------------------------------------------------------------------------------
Total Variable Rate Put Bonds (Cost $48,188,700)                     48,404,160
-------------------------------------------------------------------------------
Short-Term Investments (a) 3.1%
Variable Bonds Rate Put 2.3%
Louisiana 0.6%
St. Charles Parish, Louisiana PCR Refunding -
  Entergy Louisiana, Inc. Project, 5.35%,
  Due 10/01/29 (Mandatory Put at
  $100 on 10/01/03)                                   1,500,000       1,501,230

Montana 0.2%
Forsyth, Montana PCR Refunding - Portland
  General Electric Company Project, 4.60%,
  Due 5/01/33 (Mandatory Put at
  $100 on 5/01/03)                                      495,000         475,799

Ohio 0.6%
Ohio Air Quality Development Authority PCR
  Refunding - Pennsylvania Power Company
  Project, 3.85%, Due 1/01/29 (Mandatory
  Put at $100 on 7/01/03)                             1,490,000       1,490,417

Oregon 0.4%
Port Morrow, Oregon PCR Refunding -
  Portland General Electric Company Project,
  4.60%, Due 5/01/33 (Mandatory Put at
  $100 on 5/01/03)                                    1,000,000         959,740

Pennsylvania 0.5%
Beaver County, Pennsylvania IDA PCR
  Refunding - Cleveland Electric Project,
  4.60%, Due 10/01/30 (Mandatory Put
  at $100 on 10/01/03)                                1,200,000       1,204,068
                                                                   ------------
Total Variable Rate Put Bonds                                         5,631,254

Weekly Variable Rate Put Bonds 0.4%
Illinois
Illinois DFA PCR Refunding - Illinois Power
  Company Project, 3.50%, Due 11/05/02 (e)            1,010,000       1,010,000

Municipal Money Market Funds 0.4%
Multiple States
Strong Tax-Free Money Fund (d)                          965,000         965,000
-------------------------------------------------------------------------------
Total Short-Term Investments (Cost $7,524,483)                        7,606,254
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Total Investments in Securities (Cost $250,752,946) 97.3%           236,633,834
Other Assets and Liabilities, Net 2.7%                                6,655,130
-------------------------------------------------------------------------------
Net Assets 100.0%                                                  $243,288,964
===============================================================================

--------------------------------------------------------------------------------

                     STRONG SHORT-TERM MUNICIPAL BOND FUND

                                                  Shares or
                                                  Principal          Value
                                                    Amount          (Note 2)
--------------------------------------------------------------------------------
Municipal Bonds 61.9%
Alaska 3.0%
Alaska HFC Revenue, 6.00%, Due 6/01/27 (e)        $5,000,000       $ 5,100,000
Alaska Industrial Development & Export
  Authority Revenue Refunding:
  4.50%, Due 4/01/05                               1,400,000         1,457,750
  5.00%, Due 4/01/06                               1,465,000         1,558,394
Northern Tobacco Securitization
  Corporation Tobacco Settlement
  Revenue, 4.75%, Due 6/01/15                      9,870,000         9,721,950
                                                                   -----------
                                                                    17,838,094

Arizona 0.9%
Arizona Health Facilities Authority Hospital
  System Revenue - Phoenix Children's
  Hospital Project:
  4.65%, Due 2/15/07                                 650,000           673,562
  4.875%, Due 2/15/09                                135,000           139,556
Maricopa County, Arizona IDA MFHR -
  Mercy Bond Properties Arizona I-A,
  5.20%, Due 1/01/04                                 280,000           287,000
White Mountain Apache Tribe Fort Apache
  Indian Reservation Revenue - Fort Apache
  Timber Company Project, 6.25%,
  Due 3/05/12 (f)                                  3,852,060         3,953,177
                                                                   -----------
                                                                     5,053,295

California 2.5%
ABAG Finance Authority for Nonprofit
  Corporations Revenue - San Diego Hospital
  Association Project, 6.00%, Due 8/15/05          2,670,000         2,860,238
California Public Works Board High
  Technology Facilities Lease Revenue - San
  Jose Facilities Project, 7.75%, Due 8/01/06        705,000           772,856
Pasadena, California Revenue,
  4.50%, Due 12/19/06                              5,739,107         5,810,846
Sierra View Local Health Care District
  Revenue Refunding, 5.00%, Due 7/01/06 (e)        1,015,000         1,080,975
Tobacco Securitization Authority of Southern
  California Tobacco Settlement Revenue,
  5.25%, Due 6/01/27                               4,395,000         4,378,519
                                                                   -----------
                                                                    14,903,434

Colorado 1.4%
Colorado Educational and Cultural Facilities
  Authority Revenue Refunding - Colorado
  Public Radio Project, 3.10%, Due 7/01/04           210,000           211,837
Colorado Health Facilities Authority Hospital
  Revenue Refunding - Parkview Medical
  Center Project:
  5.50%, Due 9/01/05                                 630,000           673,313
  5.50%, Due 9/01/06                                 205,000           221,400
Denver, Colorado City and County Airport
  Revenue Refunding (e):
  5.50%, Due 11/15/06                                950,000         1,037,875
  5.60%, Due 11/15/09                              4,405,000         4,740,881
  6.00%, Due 11/15/06                              1,330,000         1,477,962
                                                                   -----------
                                                                     8,363,268

Connecticut 1.3%
Bristol, Connecticut Resources Recovery
  Facility Operating Committee Solid Waste
  Revenue Refunding - Ogden Martin Systems
  Project, 6.50%, Due 7/01/14                      1,570,000         1,507,200
Mashantucket Western Pequot Tribe Special
  Revenue, 6.40%, 9/01/11 (Pre-Refunding
  at $101 on 9/01/07)                              4,000,000         4,615,000
Mohegan Tribe Indians Gaming Authority
  Public Improvement Revenue,
  5.50%, Due 1/01/06                               1,600,000         1,652,000
                                                                   -----------

                                                                     7,774,200
Florida 4.0%
Brevard County, Florida HFA Homeowner
  Mortgage Revenue Refunding,
  6.50%, Due 9/01/22 (e)                             915,000         1,006,500
Brevard County, Florida Utility Revenue,
  5.25%, Due 3/01/08 (b) (e)                         690,000           760,725
Capital Projects Finance Authority Solid Waste
  Disposal Revenue Capital Projects Loan
  Program - Peerless Dade, Inc. Project, 7.50%,
  Due 11/01/18 (Defaulted Effective 2/20/01) (f)   3,000,000         1,050,000
Duval County, Florida HFA MFHR -
  Lindsay Terrace Apartments Project,
  5.00%, Due 1/01/12 (e)                           1,455,000         1,516,838
Escambia County, Florida HFA SFMR
  Refunding - Multi County Project,
  6.95%, Due 4/01/24 (e)                           2,665,000         2,928,169
Hillsborough County,Florida IDA PCR
  Refunding - Tampa Electric Company
  Project (Mandatory Put at $100 on 8/01/07):
  4.00%, Due 5/15/18                               2,400,000         2,418,000
  4.25%, Due 11/01/20                              2,250,000         2,266,875
Jacksonville, Florida Electric Authority
  Revenue - Water and Sewer System Project,
  6.125%, Due 10/01/39                             1,450,000         1,595,000
Manatee County, Florida HFA SFMR
  Refunding, 6.50%, Due 11/01/23 (e)               1,170,000         1,279,687
Miami Beach, Florida Health Facilities
  Authority Hospital Revenue - Mount Sinai
  Medical Center Project, 5.50%, Due 11/15/35
  (Mandatory Put at $100 on 5/15/05)               7,370,000         6,918,588
Miami Beach, Florida Redevelopment
  Agency Incremental Tax Revenue,
  9.125%, Due 12/01/04                             2,210,000         2,218,729
                                                                   -----------
                                                                    23,959,111

Illinois 4.1%
Alton, Illinois Hospital Facility Revenue
  Refunding - St. Anthony's Health Center
  Project, 5.50%, Due 9/01/06                      1,090,000         1,140,413
Chicago, Illinois O'Hare International
  Airport Revenue Refunding (e):
  5.60%, Due 11/01/07                              1,200,000         1,229,412
  5.70%, Due 1/01/08                                 500,000           512,185
Chicago, Illinois O'Hare International Airport
  Special Facility Revenue Refunding -
  American Airlines, Inc. Project,
  8.20%, Due 12/01/24                              4,380,000         1,445,400
Chicago, Illinois Tax Increment - Chatham
  Ridge Redevelopment Project,
  3.70%, Due 12/15/04                              1,300,000         1,295,125
Godley, Illinois Park District GO:
  3.65%, Due 12/01/05                                340,000           348,500
  5.50%, Due 12/01/04                                325,000           339,625
Illinois DFA PCR Refunding:
  Central Illinois Public Service Project,
  5.00%, Due 6/01/28 (Mandatory Put
  at $100 on 12/01/06)                             3,000,000         3,090,000
  Commonwealth Edison Company Project,
  6.75%, Due 3/01/15 (e)                           2,900,000         3,226,250


SCHEDULES OF INVESTMENTS IN SECURITIES (continued)              October 31, 2002
--------------------------------------------------------------------------------

               STRONG SHORT-TERM MUNICIPAL BOND FUND (continued)

                                                      Shares or
                                                      Principal          Value
                                                        Amount          (Note 2)
--------------------------------------------------------------------------------
Illinois DFA Revenue - Community
  Rehabilitation Providers Facilities
  Project, 4.90%, Due 7/01/07                        $  165,000      $   169,125
Illinois EFA Revenue - Lewis University
  Project, 5.30%, Due 10/01/04                          600,000          619,500
Illinois Health Facilities Authority Revenue:
  Covenant Retirement Communities
  Project, 7.60%, Due 12/01/12                          750,000          766,867
  Decatur Memorial Hospital Project,
  4.20%, Due 10/01/05                                   320,000          331,600
  Memorial Medical Center Systems Project,
  5.25%, Due 10/01/09 (e)                               625,000          692,969
Illinois Health Facility Authority Revenue
  Refunding - Lutheran General Health
  Systems Project, 7.00%, Due 4/01/08 (e)             1,000,000        1,160,000
Kane, Cook and Du Page Counties, Illinois
  School District Number 46 Elgin Lease
  Purchase, 6.07%, Due 6/21/05                        1,564,667        1,644,856
Naperville City, Du Page and Will Counties,
  Illinois EDR Refunding - Illinois Hospital
  and Health Systems Association Project,
  5.70%, Due 5/01/04 (e)                              1,000,000        1,035,000
Oak Park, Illinois IDR - Prairie Court Project,
  5.50%, Due 12/01/06                                 5,000,000        5,200,000
                                                                     -----------
                                                                      24,246,827

Indiana 1.9%
Hammond, Indiana Sewer and Solid Waste
  Disposal Revenue - American Maize Products
  Company Project, 8.00%, Due 12/01/24                1,500,000        1,616,250
Indianapolis, Indiana Airport Authority
  Special Facilities Revenue - Federal Express
  Corporation Project, 7.10%, Due 1/15/17             4,500,000        4,786,875
Steuben Lakes Regional Waste District BAN
  Revenue, 4.65%, Due 9/06/05                         4,570,000        4,614,603
                                                                     -----------
                                                                      11,017,728
Iowa 0.5%
Des Moines, Iowa Hospital Revenue
  Refunding, 7.00%, Due 11/15/07                      2,595,000        2,984,250

Kansas 0.5%
Kansas Independent College Finance Authority
  Educational Facilities Revenue - Benedictine
  College Project, 6.00%, Due 11/01/03                3,000,000        3,084,360

Kentucky 1.9%
Ashland, Kentucky PCR Refunding - Ashland
  Oil, Inc. Project, 6.65%, Due 8/01/09               3,000,000        3,048,750
Kenton County, Kentucky Airport Board
  Special Facilities Revenue - Delta Air
  Lines, Inc. Project, 7.50%, Due 2/01/12             3,000,000        2,452,500
Nelson County, Kentucky Industrial Building
  Revenue - Mabex Universal Corporation
  Project, 6.50%, Due 4/01/05 (e)                     2,540,000        2,705,100
Pendleton County, Kentucky Multi-County
  Lease Revenue - Kentucky Association of
  Counties Leasing Trust Program,
  6.50%, Due 3/01/19                                  3,000,000        3,083,760
                                                                     -----------
                                                                      11,290,110

Louisiana 2.2%
  Calcasieu Parish, Louisiana IDB PCR
  Refunding - Gulf States Utilities Company
  Project, 6.75%, Due 10/01/12                        1,500,000        1,530,000
Plaquemines, Louisiana Port Harbor and
  Terminal District Marine Terminal Facilities
  Revenue Refunding - Electro-Coal Transfer
  Corporation Project, 5.00%, Due 9/01/07:
  Series A                                            3,845,000        3,811,356
  Series D                                            1,802,000        1,786,233
South Louisiana Port Commission Terminal
  Revenue Refunding - GATX Terminals
  Corporation, 7.00%, Due 3/01/23                     5,500,000        5,656,035
                                                                     -----------
                                                                      12,783,624

Massachusetts 3.4%
Erving, Massachusetts GO, 4.75%, Due 6/15/08            320,000          338,000
Massachusetts Development Finance Agency
  Resource Recovery Revenue - Ogden
  Haverhill Project, 5.35%, Due 12/01/15              1,210,000        1,045,137
Massachusetts Health and Education Facilities
  Authority Revenue - Eye and Ear Infirmary
  Project, 5.25%, Due 7/01/09 (e)                     1,450,000        1,524,313
Massachusetts Industrial Finance Agency PCR
  Refunding - Eastern Edison Company
  Project, 5.875%, Due 8/01/08                        4,500,000        4,674,195
Massachusetts Industrial Finance Agency
  Resource Recovery Revenue Refunding:
  Massachusetts Refusetech, Inc. Project,
  6.30%, Due 7/01/05                                  5,000,000        5,207,650
  Ogden Haverhill Project, 4.70%, Due 12/01/03        1,000,000          997,280
Massachusetts Industrial Finance Agency
  Water Treatment Revenue -
  Massachusetts-American Hingham Project,
  6.25%, Due 12/01/10                                 3,620,000        3,909,600
Municipal Tax-Exempt Trust Certificates,
  4.35%, Due 3/06/06 (e)                              2,247,837        2,278,745
                                                                     -----------
                                                                      19,974,920

Michigan 2.6%
Flint, Michigan Hospital Building Authority
  Revenue Refunding - Hurley Medical
  Center Project:
  6.00%, Due 7/01/04                                  1,005,000        1,048,969
  6.00%, Due 7/01/05                                    510,000          540,600
Michigan Strategic Fund Exempt Facilities
  Revenue - Waste Management, Inc. Project,
  4.20%, Due 8/01/27 (Mandatory Put at $100 on
  8/01/04)                                            6,500,000        6,565,000
Pontiac, Michigan Tax Increment Finance
  Authority Revenue Refunding,
  4.00%, Due 6/01/05 (e)                                215,000          221,181
Suburban Mobility Authority Regional
  Transportation Installment Purchase
  Agreement Revenue, 5.23%, Due 8/15/10               7,229,096        7,310,424
                                                                     -----------
                                                                      15,686,174

Minnesota 2.1%
Minnesota Agricultural and Economic
  Development Board Revenue - Evangelical
  Lutheran Project, 5.00%, Due 2/01/07                  160,000          167,800
Minnesota COP, 3.50%, Due 6/30/07                     3,023,229        3,064,799
  St. Paul, Minnesota Housing and
  Redevelopment Authority Hospital Revenue -
  HealthEast Project, 6.625%, Due 11/01/17            5,505,000        4,720,537
St. Paul, Minnesota Housing and
  Redevelopment Authority Parking Revenue -
  Allina Health System Gold Ramp Project,
  4.95%, Due 3/01/06 (f)                              4,000,000        4,215,000
                                                                     -----------
                                                                      12,168,136

--------------------------------------------------------------------------------

               STRONG SHORT-TERM MUNICIPAL BOND FUND (continued)

                                                       Shares or
                                                       Principal          Value
                                                         Amount         (Note 2)
--------------------------------------------------------------------------------
Mississippi 1.6%
Alcorn County, Corinth, Mississippi Hospital
  Revenue Refunding - Magnolia Regional
  Health Center Project,
  5.75%, Due 10/01/13 (e)                            $ 1,000,000     $ 1,095,000
Biloxi, Mississippi Housing Authority
  MFHR - Bayview Place Estates
  Project, 4.50%, Due 9/01/05                          8,000,000       8,120,000
                                                                     -----------
                                                                       9,215,000

Missouri 1.6%
Chesterfield, Missouri Tax Increment Revenue
  Refunding and Improvement - Chesterfield
  Valley Project, 4.50%, Due 4/15/16                   4,475,000       4,489,499
St. Louis, Missouri Airport Revenue:
  6.00%, Due 1/01/04                                   1,000,000       1,030,090
  6.00%, Due 1/01/06                                   2,250,000       2,301,953
Springfield, Missouri Land Clearance
  Redevelopment Authority Industrial
  Revenue Refunding - University Plaza
  Project, 6.30%, Due 10/01/06                         1,460,000       1,542,125
                                                                     -----------
                                                                       9,363,667

Nevada 0.8%
Clark County, Nevada Special Improvement
  District Number 108 - Summerlin Project,
  6.20%, Due 2/01/08                                     830,000         858,842
Reno-Sparks, Nevada Convention and
  Visitors Authority Limited Obligation
  Refunding, 6.40%, Due 11/01/03                       1,530,000       1,563,278
Washoe County, Nevada Water Facility
  Revenue - Sierra Pacific Power Project,
  6.65%, Due 6/01/17 (e)                               2,500,000       2,584,475
                                                                     -----------
                                                                       5,006,595

New Jersey 0.6%
New Jersey Health Care Facilities Financing
  Authority Revenue - Jersey City Medical
  Center Project, 4.80%, Due 8/01/21 (e)               1,500,000       1,556,250
Pequannock, New Jersey River Basin Regional
  Sewer Authority GO Revenue Refunding,
  5.00%, Due 12/01/06 (b) (e)                          1,920,000       2,102,400
                                                                     -----------
                                                                       3,658,650

New Mexico 1.3%
Chaves County, New Mexico Gross Receipts
  Tax Revenue, 5.00%, Due 7/01/21 (e)                  2,125,000       2,162,187
New Mexico Educational Assistance
  Foundation Student Revenue Refunding,
  7.05%, Due 3/01/10                                     560,000         615,300
Pueblo of Sandia, New Mexico Improvement
  Facilities Revenue, 6.50%, Due 8/01/06               4,850,000       4,971,250
                                                                     -----------
                                                                       7,748,737

New York 2.1%
Nassau County, New York Industrial
  Development Agency Civic Facility
  Revenue - North Shore Health System
  Project, 4.50%, Due 11/01/04                         1,545,000       1,548,863
New Rochelle, New York Municipal Housing
  Authority Mortgage Revenue,
  4.70%, Due 12/01/03                                    515,000         524,213
New York Environmental Facilities
  Corporation Water Revolving Fund PCR -
  Pilgrim State Sewage Treatment Project,
  5.625%, Due 3/15/04                                    400,000         411,260
New York Mortgage Agency Homeowner
  Mortgage Revenue, 2.95%, Due 10/01/17
  (Mandatory Put at $100 on 10/01/05)                  1,250,000       1,260,937
New York, New York GO:
  5.00%, Due 8/01/06                                   2,780,000       2,960,700
  5.50%, Due 8/01/09                                     130,000         141,213
New York, New York Industrial Development
  Agency Civic Facility Revenue - Special
  Needs Facilities Pooled Project:
  5.60%, Due 7/01/05                                   1,540,000       1,543,850
  6.50%, Due 7/01/06                                   2,255,000       2,269,094
Port Authority of New York and New Jersey
  Special Obligation Revenue -
  Continental/Eastern/LaGuardia Project,
  9.00%, Due 12/01/06                                  1,985,000       1,989,129
                                                                     -----------
                                                                      12,649,259

North Carolina 1.3%
North Carolina Eastern Municipal Power
  Agency Power Systems Revenue,
  6.00%, Due 1/01/09                                   1,800,000       1,993,500
North Carolina Eastern Municipal Power
  Agency Power System Revenue Refunding:
  6.00%, Due 1/01/06 (e)                                 790,000         860,112
  6.00%, Due 1/01/13                                   4,435,000       4,534,654
North Carolina Municipal Power Agency
  Number 1 Revenue - Catawba Electric
  Company Project, 7.25%, Due 1/01/07                    115,000         131,100
                                                                     -----------
                                                                       7,519,366

Ohio 0.9%
Beavercreek, Ohio City School District
  TAN, 4.00%, Due 12/01/05                             2,070,000       2,139,863
Belmont County, Ohio Health System
  Revenue Refunding and Improvement -
  East Ohio Regional Hospital Project,
  5.00%, Due 1/01/05 (e)                               1,105,000       1,156,106
Cleveland, Ohio Energy Conservation
  Improvement GO:
  6.53%, Due 3/15/04                                     840,000         891,450
  6.53%, Due 9/15/04                                     865,000         934,200
                                                                     -----------
                                                                       5,121,619

Oklahoma 0.1%
Oklahoma DFA Revenue - Comanche County
  Hospital Project, 5.35%, Due 7/01/08                   550,000         567,187

Pennsylvania 2.2%
Butler County, Pennsylvania IDA Health
  Center Revenue Refunding - Sherwood
  Oaks Project, 5.75%, Due 6/01/11                     1,500,000       1,541,130
Lehigh County, Pennsylvania General Purpose
  Authority Revenue - Kidspeace Obligation
  Group Project, 5.70%, Due 11/01/09                     150,000         147,563
Luzerne County, Pennsylvania IDA Exempt
  Facilities Revenue - Pennsylvania Gas and
  Water Company Project,
  7.125%, Due 12/01/22                                 2,000,000       2,044,080
Pennsylvania EDFA Revenue - Northwestern
  Human Services Project,
  4.875%, Due 6/01/08 (e)                              3,295,000       3,525,650
Pennsylvania Higher EFA Health Services
  Revenue - University of Pennsylvania
  Project:
  5.60%, Due 1/01/10                                   4,750,000       4,993,437
  6.00%, Due 1/01/06                                   1,000,000       1,086,250
                                                                     -----------
                                                                      13,338,110

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)              October 31, 2002
--------------------------------------------------------------------------------

               STRONG SHORT-TERM MUNICIPAL BOND FUND (continued)

                                                       Shares or
                                                       Principal       Value
                                                        Amount        (Note 2)
--------------------------------------------------------------------------------

Puerto Rico 0.4%
Children's Trust Fund Puerto Rico Tobacco
  Settlement Revenue, 5.75%, Due 7/01/20
  (Pre-Refunding at $100 on 7/01/10)                  $  590,000    $   659,325
Commonwealth of Puerto Rico Tax-Exempt
  Lease Certificates, 5.10%, Due 4/01/04                 840,794        874,426
Commonwealth of Puerto Rico Tourist
  Educational Medical and Environmental
  Control Facilities Revenue Refunding -
  Ana G Mendez University System Project:
  4.00%, Due 12/01/04                                    325,000        333,531
  4.50%, Due 12/01/05                                    340,000        357,000
  4.50%, Due 12/01/06                                    355,000        374,969
                                                                    -----------
                                                                      2,599,251

South Carolina 1.2%
Fairfield County, South Carolina PCR - South
  Carolina Electric and Gas Company Project,
  6.50%, Due 9/01/14                                   2,400,000      2,493,264
South Carolina Ports Authority Ports Revenue:
  7.60%, Due 7/01/05                                   1,475,000      1,683,344
  7.70%, Due 7/01/06                                   1,205,000      1,424,913
  7.80%, Due 7/01/09                                   1,255,000      1,493,450
                                                                    -----------
                                                                      7,094,971

South Dakota 0.2%
South Dakota EDFA EDR Refunding - Pooled
  Loan Program-Technical Ordinance Project,
  5.75%, Due 4/01/07                                     925,000        947,514
South Dakota Health and EFA Revenue -
  Sioux Valley Hospital and Health System
  Project 5.00%, Due 11/01/05                            345,000        366,131
                                                                    -----------
                                                                      1,313,645

Tennessee 2.0%
Citizens Gas Utility District Gas Revenue
  Refunding, 5.15%, Due 1/01/09 (e)                      800,000        848,000
Johnson City, Tennessee Health and
  Educational Facilities Board Hospital First
  Mortgage Revenue - Mountain States
  Project 5.25%, Due 7/01/26 (Mandatory
  Put at $100 on 7/01/04)                              7,875,000      7,916,186
Knox County, Tennessee Health, Educational
  and Housing Facilities Revenue Refunding -
  Catholic Healthcare Project,
  4.50%, Due 10/01/06                                  1,645,000      1,733,419
Tennessee Housing Development Agency -
  Homeownership Program Project,
  Zero %, Due 7/01/05                                  1,585,000      1,456,219
                                                                    -----------
                                                                     11,953,824

Texas 6.7%
Anson, Texas Education Facilities Corporation
  Student Housing Revenue - University
  of Texas - Waterview Park Project,
  4.00%, Due 1/01/08 (e)                                 940,000        951,750
Austin, Texas Utility System Revenue
  Refunding, 5.375%, Due 11/15/05                      1,500,000      1,558,815
Dallas-Fort Worth, Texas International Airport
  Facility Improvement Revenue:
  American Airlines, Inc. Project,
  6.375%, Due 5/01/35                                    500,000        139,375
  Delta Air Lines, Inc. Project,
  7.125%, Due 11/01/26                                 1,100,000        526,625
Dallas, Texas Waterworks and Sewer System
  Revenue Refunding, 4.00%, Due 10/01/04 (b)           5,000,000      5,168,750
Falcons Lair, Texas Utility and Reclamation
  District COP, 7.10%, Due 10/15/06 (f)                5,855,000      4,252,194
Harris County, Texas Health Facilities
  Development Corporation Revenue:
  Christus Health Project,
  5.25%, Due 7/01/07 (e)                               4,925,000      5,368,250
  St. Lukes Episcopal Hospital Project,
  5.25%, Due 2/15/07                                   1,000,000      1,077,500
Harris County, Texas HFC MFHR - Bryant
  Development Project 3.56%, Due 9/01/05                 284,629        287,831
Lewisville, Texas Combination Contract
  Special Assessment Revenue - Castle Hills
  Number 3 Project, 4.125%, Due 5/01/31
  (Mandatory Put at $100 on 11/01/06) (e)              2,550,000      2,664,750
Metro Health Facilities Development
  Corporation Revenue - Wilson N Jones
  Memorial Hospital Project,
  7.20%, Due 1/01/21                                   1,775,000      1,863,750
Munimae Trust Certificates,
  4.40%, Due 8/24/09                                   5,164,999      5,294,125
North Central Texas Health Facility
  Development Corporation Revenue -
  Baylor Health Care System Project,
  5.50%, Due 5/15/05                                   1,425,000      1,531,875
North Forest, Texas Independent School
  District Refunding, 6.25%, 8/15/16 (e)               1,000,000      1,071,250
Odessa, Texas Housing Authority MFMR -
  Section 8 Assisted Project,
  6.375%, Due 10/01/11                                 2,735,000      2,813,631
Robstown, Texas COP, 7.75%, Due 10/01/12                  30,000         30,316
Travis County, Texas Health Facilities
  Development Corporation Revenue
  Refunding - Ascension Health Credit
  Project, 5.75%, Due 11/15/07 (e)                     4,000,000      4,435,000
Weslaco, Texas Health Facilities Development
  Corporation Hospital Revenue - Knapp
  Medical Center Project, 5.00%, Due 6/01/07             840,000        863,100
                                                                    -----------
                                                                     39,898,887

Virgin Islands 0.7%
Virgin Islands Public Finance Authority Revenue:
  6.00%, Due 10/01/05                                  1,695,000      1,811,531
  6.00%, Due 10/01/06                                  1,000,000      1,081,250
  6.00%, Due 10/01/07                                  1,250,000      1,353,125
                                                                    -----------
                                                                      4,245,906

Virginia 0.1%
Fauquier County, Virginia IDA Hospital
  Revenue, 5.00%, Due 10/01/07 (e)                       345,000        374,756

Washington 0.8%
Port Vancouver, Washington GO,
  6.00%, Due 12/01/04 (e)                                100,000        107,125
Spokane, Washington Public Facilities District
  Hotel, Motel and Sales Use Tax Revenue
  Refunding, 5.00%, Due 12/01/04 (e)                     705,000        746,419
Spokane, Washington Sewer Revenue
  Refunding, 5.30%, Due 5/01/09                        2,500,000      2,562,825
Walla Walla, Washington Housing Authority
  Revenue - Wilbur Manor Project,
  6.25%, Due 12/01/11                                  1,200,000      1,204,500
                                                                    -----------
                                                                      4,620,869

West Virginia 0.7%
Ohio County, West Virginia Building
  Commission Revenue - Ohio Valley Medical
  Center Project, 7.00%, Due 10/01/10                    450,000        525,938

--------------------------------------------------------------------------------

            STRONG SHORT-TERM HIGH YIELD MUNICIPAL FUND (continued)

                                                       Shares or
                                                       Principal      Value
                                                        Amount       (Note 2)
--------------------------------------------------------------------------------

Weirton, West Virginia Municipal Hospital
  Building Commission Revenue - Weirton
  Medical Center Project, 4.50%,Due 12/01/05          $2,000,000   $  2,062,500
West Virginia Public Energy Authority Energy
  Revenue - Morgantown Associates Project,
  5.05%, Due 7/01/08 (e)                               1,640,000      1,685,100
                                                                   ------------
                                                                      4,273,538

Wisconsin 4.3%
  Badger Tobacco Asset Securitization
  Corporation Tobacco Settlement Revenue:
  5.00%, Due 6/01/09                                   2,950,000      2,927,875
  6.125%, Due 6/01/27                                  1,405,000      1,348,800
Forest County, Wisconsin Potowatomie
  Community General Credit Refunding -
  Health Center Project, 6.00%, Due 12/01/09           5,165,000      5,210,194
Oshkosh, Wisconsin IDR - Don Evans, Inc.
  Project (e):
  4.85%, Due 12/01/07                                    570,000        587,813
  5.05%, Due 12/01/08                                    605,000        622,394
  5.20%, Due 12/01/09                                    650,000        668,687
Pleasant Prairie, Wisconsin Water and Sewer
  System Revenue BAN, 4.00%, Due 10/01/07              3,935,000      4,053,050
Rusk County, Wisconsin BAN Revenue,
  4.25%, Due 4/01/05                                   1,030,000      1,035,819
Stevens Point, Wisconsin Community
  Development Authority Housing Mortgage
  Revenue, 6.50%, Due 9/01/09                             25,000         28,938
University of Wisconsin Hospitals and Clinics
  Authority Revenue, 5.25%, Due 4/01/06 (b)            1,385,000      1,462,906
Wisconsin Health and EFA Revenue:
  Divine Savior Healthcare Project,
  4.45%, Due 5/01/07 (e)                                 175,000        179,594
  Marquette University Project,
  4.00%, Due 10/01/08 (e)                                420,000        437,325
  Marshfield Clinic Project:
  4.00%, Due 2/15/04                                     300,000        303,750
  4.50%, Due 2/15/06                                     200,000        204,500
  5.25%, Due 2/15/05                                     300,000        312,000
  5.75%, Due 2/15/07                                     350,000        371,000
National Regency of New Berlin, Inc.
  Project, 7.75%, Due 8/15/15                          3,370,000      3,504,800
Wisconsin Refunding GO, 4.85%, Due 5/01/06             2,250,000      2,295,675
                                                                   ------------
                                                                     25,555,120
--------------------------------------------------------------------------------
Total Municipal Bonds (Cost $370,679,071)                           367,246,488
--------------------------------------------------------------------------------

Variable Rate Put Bonds 19.7%
Arizona 1.2%
Maricopa County, Arizona IDA IDR -
  Citizens Utilities Company Project, 4.75%,
  Due 8/01/20 (Putable at $100 and Rate
  Reset Effective 8/01/07)                             1,000,000        978,750
Scottsdale, Arizona IDA First Mortgage
  Revenue Refunding - Westminster Village,
  Inc. Project:
  5.25%, Due 6/01/16 (Putable at $100 and
  Rate Reset Effective 6/01/04)                        3,300,000      3,275,250
  6.00%, Due 6/01/17 (Putable at $100 and
  Rate Reset Effective 12/01/03)                       2,700,000      2,711,232
                                                                   ------------
                                                                      6,965,232

California 0.4%
ABAG Finance Authority for Nonprofit
  Corporations Revenue MFHR Refunding -
  United Dominion Project, 6.25%, Due
  8/15/30 (Mandatory Put at $100 on 8/15/08)           2,000,000      2,167,500
Pasadena, California Notes,
  5.27%, Due 12/19/06                                    512,009        536,970
                                                                   ------------
                                                                      2,704,470

District of Columbia 1.0%
District of Columbia Revenue - Medstar
  University Hospital Project:
  6.40%, Due 8/15/31 (Mandatory Put
  at $100 on 2/15/04)                                    500,000        515,000
  6.80%, Due 8/15/31 (Mandatory Put
  at $100 on 2/15/06)                                  5,000,000      5,337,500
                                                                   ------------
                                                                      5,852,500

Florida 0.4%
Highlands County, Florida Health Facilities
  Authority Revenue - Adventist
  Health/Sunbelt Hospital Project,
  3.35%, Due 11/15/32 (Mandatory Put
  at $100 on 9/01/05)                                  2,250,000      2,264,062

Georgia 0.8%
Marietta, Georgia Authority MFHR Refunding
  (Mandatory Put at $100 on 7/01/04):
  Wood Glen Project, 4.75%, Due 7/01/24                   10,000         10,088
  Wood Knoll Project, 4.75%, Due 7/01/24               4,935,000      4,990,519
                                                                   ------------
                                                                      5,000,607

Illinois 0.1%
Illinois DFA IDR - Citizens Utilities Company
  Project, 4.80%, Due 8/01/25 (Putable at
  $100 and Rate Reset Effective on 8/01/07)              340,000        333,625

Indiana 1.2%
Indiana DFA PCR Refunding - Southern Gas
  and Electric Project (Mandatory Put
  at $100 on 3/01/06):
  4.75%, Due 3/01/25                                   4,000,000      4,135,000
  5.00%, Due 3/01/30                                   2,800,000      2,912,000
                                                                   ------------
                                                                      7,047,000

Iowa 0.9%
Chillicothe, Iowa PCR Refunding - IES
  Utilities, Inc. Project, 4.25%, Due 11/01/23
  (Mandatory Put at $100 on 11/01/03)                  5,395,000      5,514,337

Kansas 0.9%
Burlington, Kansas Environmental
  Improvement Revenue Refunding - Kansas
  City Power & Light Project, 4.75%, Due
  9/01/15 (Mandatory Put at $100 on 10/01/07)          5,500,000      5,561,875

Louisiana 0.7%
St. Charles Parish, Louisiana PCR Refunding,
  4.90%, Due 6/01/30 (Mandatory Put at
  $100 on 6/01/05)                                     4,000,000      4,045,000

Massachusetts 0.9%
Massachusetts Health and EFA Revenue -
  Hillcrest Extended Care Project, 4.50%,
  Due 10/01/26 (Mandatory Put at
  $100 on 4/01/06) (e)                                 4,920,000      5,110,650

Mississippi 0.4%
Moss Point, Mississippi Redevelopment
  Authority Urban Development Revenue -
  Jackson County Motel Project,
  5.50%, Due 8/01/05 (e)                               2,190,000      2,199,526

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)              October 31, 2002
--------------------------------------------------------------------------------
STRONG SHORT-TERM MUNICIPAL BOND FUND (continued)

                                                        Shares or
                                                        Principal       Value
                                                          Amount       (Note 2)
--------------------------------------------------------------------------------
New Hampshire 0.7%
New Hampshire Business Finance Authority
  PCR Refunding - United Illuminating
  Company Project, 4.55%, Due 7/01/27
  (Mandatory Put at $100 on 2/01/04)                   $2,000,000     $2,042,500
New Hampshire Health and Educational
  Authority Hospital Revenue, 5.25%, Due
  10/01/21 (Mandatory Put at $100 on 10/01/04)          1,935,000      2,005,144
                                                                      ----------
                                                                       4,047,644

Ohio 0.8%
Ohio Air Quality Development Authority
  PCR - Ohio Edison Project, 5.80%, Due
  6/01/16 (Mandatory Put at $100 on 12/01/04)           1,525,000      1,565,031
Ohio Water Development Authority Pollution
  Control Facilities Revenue - Ohio Edison
  Company Project, 4.40%, Due 6/01/33
  (Mandatory Put at $100 on 12/01/03)                   3,000,000      3,005,820
                                                                      ----------
                                                                       4,570,851

Oklahoma 0.1%
Tulsa, Oklahoma Municipal Airport Trust
  Revenue Refunding - AMR Corporation
  Project, 5.80%, Due 6/01/35 (Mandatory
  Put at $100 on 12/01/04)                              1,300,000        861,250

Pennsylvania 1.5%
Beaver County, Pennsylvania IDA PCR
  Refunding - Ohio Edison Company Project,
  4.65%, Due 6/01/33 (Mandatory Put
  at $100 on 6/01/04)                                   6,760,000      6,776,900
Montgomery County, Pennsylvania IDA PCR
  Refunding - Peco Energy Company, 5.20%,
  Due 10/01/30 (Mandatory Put
  at $100 on 10/01/04)                                  2,000,000      2,085,000
                                                                      ----------
                                                                       8,861,900

South Carolina 0.4%
South Carolina Jobs-EDA EDR Refunding
  EXTRAS - Westminster Presbyterian Center,
  Inc. Project, 5.20%, Due 11/15/28 (Putable
  at $100 and Rate Reset Effective 11/15/03)            2,455,000      2,482,619

Tennessee 0.2%
Nashville and Davidson County, Tennessee
  Metropolitan Government IDB Revenue -
  Easter Seal Project, 2.75%, Due 8/01/19 (e)           1,200,000      1,200,000

Texas  4.2%
Brazos River Authority Collateralized PCR
  Refunding - Texas Utilities Electric Company
  Project, 5.05%, Due 6/01/30 (Mandatory
  Put at $100 on 6/19/06)                               4,875,000      4,302,188
Brazos River Authority PCR Refunding -
  Texas Utilities Electric Company Project,
  4.95%, Due 10/01/30 (Mandatory Put at
  $100 and Rate Reset Effective 4/01/04)                5,250,000      4,994,063
Gulf Coast IDA Solid Waste Disposal Revenue -
  Citgo Petroleum Corporation Project,
  7.50%, Due 5/01/25 (Mandatory Put
  at $100 on 10/01/12)                                  1,500,000      1,500,000
Lancaster, Texas HFC MFHR - Intervest-
  Lancaster Project (f):
  3.42%, Due 6/15/04                                    2,832,515      2,843,137
  3.776%, Due 6/15/04                                     363,589        364,952
Matagorda County, Texas Navigational District
  Number 1 PCR Refunding - Central Power &
  Light Company Project, 4.55%, Due
  11/01/29 (Mandatory Put at $100 on 11/01/06)          7,430,000      6,928,475
Trinity River Authority PCR Revenue -
  TXU Electric Company Project, 5.00%,
  Due 5/01/27 (Mandatory Put
  at $100 on 11/01/06)                                  4,750,000      4,191,875
                                                                    ------------
                                                                      25,124,690

Virginia 1.4%
Chesterfield County, Virginia IDA Revenue -
  Bon Secours Health Systems Project,
  5.70%, Due 11/15/30 (Mandatory Put
  at $100 on 11/15/03)                                  6,000,000      6,202,860
Henrico County, Virginia EDA Revenue -
  Bon Secours Health System Project,
  5.75%, Due 11/15/30 (Mandatory Put
  at $100 on 11/15/04)                                  2,000,000      2,112,500
                                                                    ------------
                                                                       8,315,360

Washington 1.5%
Chelan County, Washington Public Utility
  District Number 1 Consolidated Revenue -
  Chelan Hydro Project, 5.70%, Due 7/01/68
  (Mandatory Put at $100 on 7/01/08)                    1,865,000      2,014,200
Clark County, Washington Industrial Revenue
  Bond Public Corporation Solid Waste
  Disposal Project Revenue - Camas Power
  Boiler Limited Partnership Project,
  3.375%, Due 8/01/07 (e)                               6,965,000      6,982,413
                                                                    ------------
                                                                       8,996,613
--------------------------------------------------------------------------------
Total Variable Rate Put Bonds (Cost $117,631,827)                    117,059,811
--------------------------------------------------------------------------------
Short-Term Investments (a) 18.8%
Municipal Bonds 3.2%
Colorado 0.1%
Colorado Educational and Cultural Facilities
  Authority Revenue Refunding - Colorado
  Public Radio Project, 2.40%, Due 7/01/03                205,000        205,156
Colorado Health Facilities Authority Hospital
  Revenue - Parkview Medical Center Project,
  4.90%, Due 9/01/03                                      215,000        219,113
                                                                    ------------
                                                                         424,269

Connecticut 0.2%
Bristol, Connecticut Resources Recovery
  Facility Operating Committee Solid Waste
  Revenue Refunding - Ogden Martin System
  Bristol Project, 6.125%, Due 7/01/03                  1,250,000      1,226,062

Massachusetts 0.4%
Massachusetts Health and EFA Competitive
  Lease Program - Whitehead Institute for
  Biomedical Research, 4.595%, Due 10/15/03 (f)         1,918,895      1,926,092
Massachusetts Industrial Finance Agency
   Resources Recovery Revenue Refunding -
   Ogden Haverhill Project,
   4.60%, Due 12/01/02                                    500,000        499,870
                                                                    ------------
                                                                       2,425,962

Michigan 0.2%
Flint, Michigan Hospital Building Authority
  Revenue Refunding - Hurley Medical
  Center Project, 5.75%, Due 7/01/03                      830,000        843,363
Flint, Michigan Hospital Building Authority
  Revenue Rental - Hurley Medical Center
  Project, 5.00%, Due 7/01/03                             365,000        369,117
                                                                    ------------
                                                                       1,212,480

--------------------------------------------------------------------------------

               STRONG SHORT-TERM MUNICIPAL BOND FUND (continued)

                                                      Shares or
                                                      Principal        Value
                                                        Amount        (Note 2)
--------------------------------------------------------------------------------
Minnesota 0.3%
Maplewood, Minnesota Health Care Facility
  Revenue - Health East Project,
  5.70%, Due 11/15/02                                 $1,740,000     $ 1,739,843

Missouri 0.2%
St. Louis, Missouri Airport Revenue,
  6.25%, Due 1/01/03                                   1,500,000       1,508,040

New York 0.5%
Spencer Van Etten Central School District
  RAN, 2.75%, Due 7/03/03                              2,750,000       2,760,728

Ohio 0.6%
Akron, Ohio COP - Akron Municipal Baseball
  Stadium Project, 5.90%, Due 12/01/02                 1,240,000       1,243,088
Cleveland, Ohio Energy Conservation
  Improvement GO:
  6.53%, Due 3/15/03                                     785,000         797,725
  6.53%, Due 9/15/03                                     815,000         846,483
Montgomery County, Ohio Health Care
  Facilities Revenue Refunding - Friendship
  Village of Dayton Project,  5.15%, Due 2/01/03         480,000         478,776
                                                                     -----------
                                                                       3,366,072

Oregon 0.6%
Portland, Oregon Housing Authority MFHR
  Refunding - University Park Apartments
  Project, 5.05%, Due 10/01/11 (Mandatory
  Put at $100 on 10/01/03)                             3,345,000       3,386,244

Pennsylvania 0.1%
Philadelphia, Pennsylvania Municipal
  Authority Revenue Refunding,
  6.00%, Due 7/15/03                                     385,000         390,328

Texas 0.0%
Odessa, Texas Housing Authority MFMR -
  Section 8 Assisted Project,
  5.875%, Due 10/01/03                                   265,000         268,938
                                                                     -----------
Total Municipal Bonds                                                 18,708,966

Variable Rate Put Bonds 6.2%
Arizona 0.3%
Maricopa County, Arizona Pollution Control
  Corporation PCR - Public Service Company
  Project, 3.75%, Due 5/01/29 (Mandatory
  Put at $100 on 4/08/03)                              2,000,000       2,008,700

Georgia 1.0%
Atlanta, Georgia Urban Residential Finance
  Authority MFHR Refunding - Ford Factory
  Square Apartments Project, 6.00%, Due
  12/01/30 (Mandatory Put at $100 on 12/01/02)         5,655,000       5,659,807

Louisiana 0.1%
St. Charles Parish, Louisiana PCR Refunding -
  Entergy Louisiana, Inc. Project, 5.35%, Due
  10/01/29 (Mandatory Put at $100 on 10/01/03)           700,000         700,574

Montana 0.2%
Forsyth, Montana PCR Refunding - Portland
  General Electric Company Project, 4.60%,
  Due 5/01/33 (Putable at $100 on 5/01/03)             1,500,000       1,441,815

New Hampshire 0.3%
New Hampshire IDA Revenue - International
  Paper Project, 3.75% Due 10/15/06
  (Mandatory Put at $100 on 10/15/03)                  1,500,000       1,500,315

Ohio 1.0%
Montgomery County, Ohio Health Care
  Facilities Revenue Refunding EXTRAS -
  Friendship Village of Dayton Project,
  5.375%, Due 2/01/22 (Putable at $100 and
  Rate Reset Effective 2/01/03)                        1,050,000       1,022,238
Ohio Air Quality Development Authority
  Revenue Refunding - Toledo Edison
  Company Pollution Control Project,
  4.00%, Due 9/01/33 (Mandatory Put
  at $100 on 9/01/03)                                  1,000,000         998,270
Ohio Water Development Authority Facilities
  PCR Refunding - Ohio Edison Company
  Project 4.30%, Due 6/01/33 (Mandatory
  Put at $100 on 6/01/03)                              2,000,000       2,000,960
Perry County, Ohio Nursing Facilities
  Revenue Refunding - New Lexington Health
  Care Project, 6.50%, Due 9/01/10
  (Mandatory Put at $100 on 9/01/03)(e)                2,030,000       2,089,175
                                                                     -----------
                                                                       6,110,643

Oregon 0.4%
Port Morrow, Oregon PCR Refunding -
  Portland General Electric Company
  Project 4.60%, Due 5/01/33 (Mandatory
  Put at $100 on 5/01/03)                              2,500,000       2,399,350

Pennsylvania 0.9%
Beaver County, Pennsylvania IDA PCR
  Refunding - Cleveland Electric Project,
  4.60%, Due 10/01/30 (Mandatory Put
  at $100 on 10/01/03)                                 5,000,000       5,016,950

Texas 2.0%
Bexar County, Texas HFC MFHR - Park
  Ridge Apartments Project, 5.50%, Due
  5/01/35 (Mandatory Put at $100 on 5/01/03)           4,775,000       4,790,232
Northwest Trails Apartment Trust Pass-Thru
  Certificates, 1.83%, Due 4/01/13
  (Mandatory Put at $100 on 11/01/02)                  7,200,000       7,200,000
                                                                     -----------
                                                                      11,990,232

Wisconsin 0.0%
Wisconsin Health and EFA Revenue -
  Marshfield Clinic Project,
  4.75%, Due 2/15/03                                     100,000         100,437
                                                                     -----------
Total Variable Rate Put Bonds                                         36,928,823

Annual Variable Put Rate Bonds 1.8%
Arizona 0.6%
Maricopa County, Arizona PCR - Arizona
  Public Service Company Project,
  3.75%, Due 5/01/29 (Mandatory
  Put at $100 on 4/08/03)                              3,800,000       3,816,530

Illinois 0.6%
Peoria County, Illinois Congregate Care
  Revenue - St. Francis Woods Project, 5.35%,
  Due 4/01/28 (Mandatory Put at $100 on 4/01/03)
  (Defaulted Effective 11/01/01) (f)                   3,745,000       3,375,818



SCHEDULES OF INVESTMENTS IN SECURITIES (continued)              October 31, 2002
--------------------------------------------------------------------------------

               STRONG SHORT-TERM MUNICIPAL BOND FUND (continued)

                                                       Shares or
                                                       Principal         Value
                                                        Amount          (Note 2)
--------------------------------------------------------------------------------
Missouri 0.6%
Jackson County, Missouri IDA MFHR - Pine
  Valley Apartments Project, 5.625%,
  Due 3/01/28 (Mandatory Put at $100
  on 3/01/03) (f)                                    $ 3,655,000    $  3,472,250
                                                                    ------------
Total Annual Variable Rate Put Bonds                                  10,664,598

Semi-Annual Variable Rate Put Bonds 0.7%
Alabama
Mobile, Alabama IDB PCR Refunding -
  International Paper Company Project,
  3.25%, Due 12/01/02                                  4,100,000       4,099,303

Monthly Variable Rate Put Bonds 1.1%
Illinois
Illinois DFA PCR Refunding - Illinois Power
  Company Project, 3.15%, Due 11/12/02 (e)             6,500,000       6,499,478

Weekly Variable Rate Put Bonds 2.3%
Illinois 1.2%
Illinois DFA PCR Refunding - Illinois Power
  Company Project, 3.50%, Due 11/08/02                 7,290,000       7,290,000

Oregon 1.1%
Lane County, Oregon Sewer Disposal
  Revenue - Weyerhaeuser Company Project,
  2.93%, Due 11/08/02                                  4,200,000       4,200,000

Oregon EDR Department Solid Waste
  Disposal Revenue - Weyerhaeuser Company
  Project, 2.93%, Due 11/08/02                         2,000,000       2,000,000
                                                                    ------------
                                                                       6,200,000
                                                                    ------------
Total Weekly Variable Rate Put Bonds                                  13,490,000

Municipal Money Market Funds 3.5%
Multiple States
Strong Municipal Money Market Fund (d)                     2,000           2,000
Strong Tax-Free Money Fund (d)                        20,740,000      20,740,000
                                                                    ------------
Total Municipal Money Market Funds                                    20,742,000
--------------------------------------------------------------------------------
Total Short-Term Investments (Cost $111,422,370)                     111,133,168
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Total Investments in Securities (Cost $599,733,268) 100.4%           595,439,467
Other Assets and Liabilities, Net (0.4%)                             (2,443,020)
--------------------------------------------------------------------------------
Net Assets 100.0%                                                   $592,996,447
================================================================================


LEGEND
--------------------------------------------------------------------------------
(a) Short-term investments include any security which has a remaining maturity of less than one year and investments in money market funds.
(b)  All or a portion of security is when-issued.
(c) All or a portion of security is pledged to cover margin requirements on open futures contracts.
(d)  Affiliated issuer (See Note 9 of Notes to Financial Statements).
(e) Security backed by credit enhancement in the form of a letter of credit and/or insurance.
(f)  Illiquid security.


For fixed rate bonds, maturity date represents actual maturity. For variable rate bonds, maturity date represents the longer of the next put date or interest adjustment date.

Percentages are stated as a percent of net assets.


--------------------------------------------------------------------------------
ABBREVIATIONS
--------------------------------------------------------------------------------

The following is a list of abbreviations that may be used in the Schedules of Investments in Securities:
BAN    -- Bond Anticipation Notes
BP     -- Basis Points
CDA    -- Commercial Development Authority
CDR    -- Commercial Development Revenue
COP    -- Certificates of Participation
DFA    -- Development Finance Authority
EDA    -- Economic Development Authority
EDC    -- Economic Development Corporation
EDFA   -- Economic Development Finance Authority
EDR    -- Economic Development Revenue
EFA    -- Educational Facilities Authority
EXTRAS -- Extendable Rate Adjustable Securities
GO     -- General Obligation
HAD    -- Housing Development Authority
HDC    -- Housing Development Corporation
HFA    -- Housing Finance Authority
HFC    -- Housing Finance Corporation
IBA    -- Industrial Building Authority
IBR    -- Industrial Building Revenue
IDA    -- Industrial Development Authority
IDB    -- Industrial Development Board
IDC    -- Industrial Development Corporation
IDFA   -- Industrial Development Finance Authority
IDR    -- Industrial Development Revenue
IFA    -- Investment Finance Authority
MERLOT -- Municipal Exempt Receipt - Liquidity Optional Tender
MFHR   -- Multi-Family Housing Revenue
MFMR   -- Multi-Family Mortgage Revenue
PCFA   -- Pollution Control Financing Authority
PCR    -- Pollution Control Revenue
RAN    -- Revenue Anticipation Notes
SFHR   -- Single Family Housing Revenue
SFMR   -- Single Family Mortgage Revenue
TAN    -- Tax Anticipation Notes
TRAN   -- Tax and Revenue Anticipation Notes


                       See Notes to Financial Statements.

STATEMENTS OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------
October 31, 2002

                                                                    (In Thousands, Except Per Share Amounts)

                                                                            Strong            Strong
                                                                         Intermediate        Wisconsin
                                                                           Municipal         Tax-Free
                                                                           Bond Fund           Fund
                                                                         ------------        ---------
Assets:
  Investments in Securities, at Value
    Unaffiliated Issuers (Cost of $31,580 and $63,330, respectively)       $31,903            $64,864
    Affiliated Issuers (Cost of $930 and $0, respectively)                     930                 --
  Receivable for Securities Sold                                             2,037              1,518
  Receivable for Fund Shares Sold                                               --                 18
  Interest and Dividends Receivable                                            493              1,010
  Receivable from Advisor                                                       10                 15
  Other Assets                                                                   7                  6
                                                                           -------            -------
  Total Assets                                                              35,380             67,431


Liabilities:
  Payable for Securities Purchased                                           1,587              1,688
  Dividends Payable                                                            123                250
  Accrued Operating Expenses and Other Liabilities                              16                 16
                                                                           -------            -------
  Total Liabilities                                                          1,726              1,954
                                                                           -------            -------
Net Assets                                                                 $33,654            $65,477
                                                                           =======            =======

Net Assets Consist of:
  Capital Stock (Par Value and Paid-in Capital)                            $33,419            $63,964
  Undistributed Net Realized Gain (Loss)                                       (70)               (21)
  Net Unrealized Appreciation (Depreciation)                                   305              1,534
                                                                           -------            -------
  Net Assets                                                               $33,654            $65,477
                                                                           =======            =======
Capital Shares Outstanding (Unlimited Number Authorized)                     3,213              6,201

Net Asset Value Per Share                                                   $10.48             $10.56
                                                                            ======             ======


                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
October 31, 2002

                                                           (In Thousands,
                                                      Except Per Share Amounts)

                                                       Strong         Strong
                                                     High-Yield     Short-Term
                                                      Municipal     High Yield
                                                      Bond Fund   Municipal Fund
                                                     ----------   --------------

Assets:
  Investments in Securities, at Value
    Unaffiliated Issuers (Cost of $231,133 and
    $126,703, respectively)                            $148,771        $123,320
    Affiliated Issuers (Cost of $4,775 and
    $1,060, respectively)                                 4,775           1,060
  Receivable for Securities Sold
  Interest and Dividends Receivable                       2,428           2,330
  Other Assets                                               40              57
                                                       --------        --------
  Total Assets                                          157,218         126,767

Liabilities:
  Payable for Securities Purchased                          726           1,854
  Payable for Fund Shares Redeemed                           10              10
  Dividends Payable                                         852             456
  Accrued Operating Expenses and Other Liabilities          130              38
                                                       --------        --------
  Total Liabilities                                       1,718           2,358
                                                       --------        --------
Net Assets                                             $155,500        $124,409
                                                       ========        ========

Net Assets Consist of:
  Capital Stock (Par Value and Paid-in Capital)        $290,302        $136,299
  Undistributed Net Investment Income (Loss)                 10              --
  Undistributed Net Realized Gain (Loss)                (52,450)         (8,507)
  Net Unrealized Appreciation (Depreciation)            (82,362)         (3,383)
                                                       --------        --------
  Net Assets                                           $155,500        $124,409
                                                       ========        ========
Capital Shares Outstanding (Unlimited
  Number Authorized)                                     22,169          13,269

Net Asset Value Per Share                                 $7.01           $9.38
                                                          =====           =====

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
October 31, 2002

                                                           (In Thousands,
                                                     Except Per Share Amounts)

                                                   Strong      Strong Short-Term
                                                  Municipal        Municipal
                                                  Bond Fund        Bond Fund
                                                  ---------    -----------------
Assets:
  Investments in Securities, at Value
    Unaffiliated Issuers (Cost of $249,788 and
    $578,991, respectively)                        $235,669        $574,697
    Affiliated Issuers (Cost of $965 and
    $20,742, respectively)                              965          20,742
  Receivable for Securities Sold                      9,859             266
  Receivable for Fund Shares Sold                        --             135
  Interest and Dividends Receivable                   4,088           8,744
  Other Assets                                           72              39
                                                   --------        --------
  Total Assets                                      250,653         604,623

Liabilities:
  Payable for Securities Purchased                    6,383           9,361
  Payable for Fund Shares Redeemed                       18             236
  Dividends Payable                                     812           1,960
  Accrued Operating Expenses and
    Other Liabilities                                   151              70
                                                   --------        --------
  Total Liabilities                                   7,364          11,627
                                                   --------        --------
Net Assets                                         $243,289        $592,996
                                                   ========        ========
Net Assets Consist of:

  Capital Stock (Par Value and Paid-in Capital)    $282,637        $601,049
  Undistributed Net Investment Income (Loss)             --               1
  Undistributed Net Realized Gain (Loss)            (25,229)         (3,760)
  Net Unrealized Appreciation (Depreciation)        (14,119)         (4,294)
                                                   --------        --------
  Net Assets                                       $243,289        $592,996
                                                   ========        ========
Capital Shares Outstanding
  (Unlimited Number Authorized)                      27,882          61,012

Net Asset Value Per Share                             $8.73           $9.72
                                                      =====           =====

                       See Notes to Financial Statements.

STATEMENTS OF OPERATIONS
--------------------------------------------------------------------------------
For the Year Ended October 31, 2002

                                                                         (In Thousands)

                                                                      Strong        Strong
                                                                   Intermediate    Wisconsin
                                                                     Municipal     Tax-Free
                                                                     Bond Fund       Fund
                                                                   ------------    ---------
Income:
  Interest                                                              $610        $2,116
  Dividends - Unaffiliated Issuers                                         2            --
  Dividends - Affiliated Issuers                                          13            --
                                                                        ----         -----
  Total Income                                                           625         2,116

Expenses:
  Investment Advisory Fees                                                54           170
  Administrative Fees                                                     41           129
  Custodian Fees                                                           4             9
  Shareholder Servicing Costs                                             10            28
  12b-1 Fees                                                              37           115
  Federal and State Registration Fees                                     52            56
  Other                                                                   12            20
                                                                        ----          ----
  Total Expenses before Expense Offsets                                  210           527
  Expense Offsets (Note 4)                                              (199)         (502)
                                                                        ----         -----
  Expenses, Net                                                           11            25
                                                                        ----         -----
Net Investment Income                                                    614         2,091

Realized and Unrealized Gain (Loss):
  Net Realized Gain (Loss) on:
     Investments                                                         (76)         (121)
     Futures Contracts                                                     6           104
                                                                        ----         -----
     Net Realized Gain (Loss)                                            (70)          (17)
  Net Change in Unrealized Appreciation/Depreciation on:
     Investments                                                         296         1,082
     Futures Contracts                                                   (19)           --
                                                                        ----        ------
     Net Change in Unrealized Appreciation/Depreciation                  277         1,082
                                                                        ----        ------
Net Gain (Loss) on Investments                                           207         1,065
                                                                        ----        ------
Net Increase (Decrease) in Net Assets Resulting from Operations         $821        $3,156
                                                                        ====        ======

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
For the Year Ended October 31, 2002

                                                                                (In Thousands)

                                                                             Strong         Strong
                                                                           High-Yield     Short-Term
                                                                           Municipal      High Yield
                                                                           Bond Fund    Municipal Fund
                                                                           ----------   --------------
Income:
  Interest                                                                  $12,778         $7,087
  Dividends - Affiliated Issuers                                                 95             43
                                                                            -------         ------
  Total Income                                                               12,873          7,130

Expenses:
  Investment Advisory Fees                                                      725            459
  Administrative Fees                                                           568            363
  Custodian Fees                                                                 12             10
  Shareholder Servicing Costs                                                   231             62
  Professional Fees                                                             365              9
  Federal and State Registration Fees                                            40             88
  Other                                                                          76             26
                                                                            -------         ------
  Total Expenses before Expense Offsets                                       2,017          1,017
  Expense Offsets (Note 4)                                                       (4)            (1)
                                                                            -------         ------
  Expenses, Net                                                               2,013          1,016
                                                                            -------         ------
Net Investment Income                                                        10,860          6,114

Realized and Unrealized Gain (Loss):
  Net Realized Gain (Loss) on:
    Investments                                                             (16,711)        (5,024)
    Futures Contracts                                                          (221)            30
                                                                            -------         ------
    Net Realized Gain (Loss)                                                (16,932)        (4,994)
  Net Change in Unrealized Appreciation/Depreciation on:
    Investments                                                             (14,917)         2,278
    Futures Contracts                                                            88            111
                                                                            -------         ------
    Net Change in Unrealized Appreciation/Depreciation                      (14,829)         2,389
                                                                            -------         ------
Net Gain (Loss) on Investments                                              (31,761)        (2,605)
                                                                            -------         ------
Net Increase (Decrease) in Net Assets Resulting from Operations            ($20,901)        $3,509
                                                                            =======         ======

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
For the Year Ended October 31, 2002

                                                                          (In Thousands)

                                                                     Strong     Strong Short-Term
                                                                    Municipal       Municipal
                                                                    Bond Fund       Bond Fund
                                                                    ---------   -----------------
Income:
  Interest                                                           $13,195         $25,673
  Dividends - Unaffiliated Issuers                                        45              --
  Dividends - Affiliated Issuers                                          97             337
                                                                     -------         -------
  Total Income                                                        13,337          26,010

Expenses:
  Investment Advisory Fees                                               876           1,375
  Administrative Fees                                                    692           1,519
  Custodian Fees                                                          20              33
  Shareholder Servicing Costs                                            251             290
  Professional Fees                                                      746              13
  Other                                                                  129             145
                                                                     -------         -------
  Total Expenses before Expense Offsets                                2,714           3,375
  Expense Offsets (Note 4)                                                (3)             (8)
                                                                     -------         -------
  Expenses, Net                                                        2,711           3,367
                                                                     -------         -------
Net Investment Income                                                 10,626          22,643

Realized and Unrealized Gain (Loss):
  Net Realized Gain (Loss) on:
    Investments                                                        1,879           2,535
    Futures Contracts                                                   (414)            645
                                                                     -------         -------
    Net Realized Gain (Loss)                                           1,465           3,180
    Net Change in Unrealized Appreciation/Depreciation on:

    Investments                                                       (6,504)         (8,073)
    Futures Contracts                                                    287             679
                                                                     -------         -------
    Net Change in Unrealized Appreciation/Depreciation                (6,217)         (7,394)
                                                                     -------         -------
Net Gain (Loss) on Investments                                        (4,752)         (4,214)
                                                                     -------         -------
Net Increase (Decrease) in Net Assets Resulting from Operations      $ 5,874         $18,429
                                                                     =======         =======

                       See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                                   (In Thousands)

                                                               Strong Intermediate                   Strong Wisconsin
                                                               Municipal Bond Fund                     Tax-Free Fund
                                                         -------------------------------     -------------------------------
                                                           Year Ended      Period Ended        Year Ended      Period Ended
                                                         Oct. 31, 2002     Oct. 31, 2001     Oct. 31, 2002     Oct. 31, 2001
                                                         -------------     -------------     -------------     -------------
                                                                             (Note 1)                            (Note 1)
Operations:
  Net Investment Income                                    $     614         $      17          $  2,091          $    359
  Net Realized Gain (Loss)                                       (70)                7               (17)               28
  Net Change in Unrealized Appreciation/Depreciation             277                28             1,082               453
                                                           ---------         ---------          --------          --------
  Net Increase (Decrease) in Net Assets Resulting
    from Operations                                              821                52             3,156               840

Distributions:
  From Net Investment Income                                    (614)              (17)           (2,091)             (359)
  From Net Realized Gains                                         (7)               --               (22)               --
                                                           ---------         ---------          --------          --------
  Total Distributions                                           (621)              (17)           (2,113)             (359)

Capital Share Transactions (Note 8):
  Net Increase (Decrease) in Net Assets from
    Capital Share Transactions                                31,449             1,970            36,644            27,309
                                                           ---------         ---------          --------          --------
Total Increase (Decrease) in Net Assets                       31,649             2,005            37,687            27,790

Net Assets:
  Beginning of Year                                            2,005                --            27,790                --
                                                           ---------         ---------          --------          --------
  End of Year                                              $  33,654         $   2,005          $ 65,477          $ 27,790
                                                           =========         =========          ========          ========
  Undistributed Net Investment Income (Loss)               $      --         $      --          $     --          $     --

                                                                Strong High-Yield                   Strong Short-Term
                                                               Municipal Bond Fund              High Yield Municipal Fund
                                                         -------------------------------     -------------------------------
                                                           Year Ended        Year Ended        Year Ended        Year Ended
                                                         Oct. 31, 2002     Oct. 31, 2001     Oct. 31, 2002     Oct. 31, 2001
                                                         -------------     -------------     -------------     -------------
Operations:
  Net Investment Income                                    $  10,860         $  20,365          $  6,114          $  6,801
  Net Realized Gain (Loss)                                   (16,932)          (13,053)           (4,994)             (180)
  Net Change in Unrealized Appreciation/Depreciation         (14,829)          (11,415)            2,389              (178)
                                                           ---------         ---------          --------          --------
  Net Increase (Decrease) in Net Assets Resulting from
    from Operations                                          (20,901)           (4,103)            3,509             6,443

Distributions:
  From Net Investment Income:
    Investor Class                                           (10,851)          (20,354)           (6,114)           (6,800)
    Advisor Class                                                 --               (11)               --                (1)
                                                           ---------         ---------          --------          --------
  Total Distributions                                        (10,851)          (20,365)           (6,114)           (6,801)

Capital Share Transactions (Note 8):
  Net Increase (Decrease) in Net Assets from
    Capital Share Transactions                               (94,406)         (110,420)          (11,667)            5,647
                                                           ---------         ---------          --------          --------
Total Increase (Decrease) in Net Assets                     (126,158)         (134,888)          (14,272)            5,289

Net Assets:
  Beginning of Year                                          281,658           416,546           138,681           133,392
                                                           ---------         ---------          --------          --------
  End of Year                                              $ 155,500         $ 281,658          $124,409          $138,681
                                                           =========         =========          ========          ========
  Undistributed Net Investment Income (Loss)               $      10         $      --          $     --          $     --

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------

                                                                                   (In Thousands)

                                                                 Strong Municipal                   Strong Short-Term
                                                                     Bond Fund                     Municipal Bond Fund
                                                         -------------------------------     -------------------------------
                                                           Year Ended        Year Ended        Year Ended        Year Ended
                                                         Oct. 31, 2002     Oct. 31, 2001     Oct. 31, 2002     Oct. 31, 2001
                                                         -------------     -------------     -------------     -------------
Operations:
  Net Investment Income                                    $  10,626          $ 12,075          $ 22,643          $ 17,041
  Net Realized Gain (Loss)                                     1,465            (8,060)            3,180             1,751
  Net Change in Unrealized Appreciation/Depreciation          (6,217)           16,839            (7,394)            4,527
                                                           ---------          --------          --------          --------
  Net Increase (Decrease) in Net Assets Resulting
    from Operations                                            5,874            20,854            18,429            23,319

Distributions:
  From Net Investment Income:
    Investor Class                                           (10,626)          (11,915)          (22,658)          (16,894)
    Institutional Class                                           --              (157)               --              (120)
    Advisor Class                                                 --                (5)               --               (27)
                                                           ---------          --------          --------          --------
  Total Distributions                                        (10,626)          (12,077)          (22,658)          (17,041)

Capital Share Transactions (Note 8):
  Net Increase (Decrease) in Net Assets from
    Capital Share Transactions                               (12,969)           (7,172)           92,564           179,550
                                                           ---------          --------          --------          --------
Total Increase (Decrease) in Net Assets                      (17,721)            1,605            88,335           185,828

Net Assets:
  Beginning of Year                                          261,010           259,405           504,661           318,833
                                                           ---------          --------          --------          --------
  End of Year                                              $ 243,289          $261,010          $592,996          $504,661
                                                           =========          ========          ========          ========
  Undistributed Net Investment Income (Loss)               $      --          $     (2)         $      1          $      1

                       See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
October 31, 2002

1.   Organization

     The accompanying financial statements represent the Strong Municipal Income Funds (the "Funds"), which include the following funds, each with its own investment objectives and policies:

     - Strong Intermediate Municipal Bond Fund/(1)/ (a series of Strong Municipal Funds, Inc.)
     - Strong Wisconsin Tax-Free Fund/(2)/ (a series of Strong Municipal Funds, Inc.)
     - Strong High-Yield Municipal Bond Fund/(1)/ (a series of Strong High-Yield Municipal Bond Fund, Inc.)
     - Strong Short-Term High Yield Municipal Fund/(1)/ (a series of Strong Municipal Funds, Inc.)
     - Strong Municipal Bond Fund/(1)/ (a series of Strong Municipal Bond Fund, Inc.)
     - Strong Short-Term Municipal Bond Fund/(1)/ (a series of Strong Short-Term Municipal Bond Fund, Inc.)

       /(1)/ Diversified Fund

       /(2)/ Non-Diversified Fund

     Each Fund is an open-end management investment company registered under the Investment Company Act of 1940, as amended.

     Effective April 6, 2001, Strong Wisconsin Tax-Free Fund commenced operations.

     Effective July 31, 2001, Strong Intermediate Municipal Bond Fund commenced operations.

     Effective October 17, 2001, the Strong High-Yield Municipal Bond Fund, Strong Short-Term High Yield Municipal Fund, Strong Municipal Bond Fund and Strong Short-Term Municipal Bond Fund liquidated their Institutional classes and merged their Advisor classes into their Investor classes.

 2.  Significant Accounting Policies

     The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements.

     (A) Security Valuation -- Securities of the Funds are valued each business day at the last sales price or the mean of the bid and asked prices when no last sales price is available. Debt securities are valued through a commercial pricing service that determines values for normal institutional-sized trading units of debt securities without regard to sale or bid prices when such techniques are believed to more accurately reflect the fair market value for such securities. Securities for which market quotations are not readily available are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Directors. Securities that are purchased within 60 days of their stated maturity are valued at amortized cost, which approximates fair value.

          Strong High-Yield Municipal Bond Fund and Strong Short-Term High Yield Municipal Fund principally invest in medium- and lower-quality bonds, including high-yield bonds. Because not all dealers maintain markets in all lower quality and comparable unrated securities, there is no established retail secondary market for many of these securities. The lack of a liquid secondary market for certain securities may make it more difficult for the Fund to obtain accurate market quotations for purposes of valuing the Fund's portfolio. Market quotations are generally available on many lower-quality and comparable unrated issues only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices for actual sales. During periods of thin trading, the spread between bid and asked prices is likely to increase significantly. In addition, adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of lower-quality and comparable unrated securities, especially in a thinly traded market.

          The Funds may have difficulty disposing of certain lower-quality and comparable unrated securities because there may be a thin trading market for such securities. The Fund anticipates that such securities could be sold only to a limited number of dealers or institutional investors. To the extent a secondary trading market does exist, it is generally not as liquid as the secondary market for higher-rated securities. The lack of a liquid secondary market may have an adverse impact on the market price of the security. As a result, the Fund's asset value and ability to dispose of particular securities, when necessary to meet the Fund's liquidity needs or in response to a specific economic event, may be impacted.

     (B) Federal Income and Excise Taxes and Distributions to Shareholders -- The Funds intend to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of their taxable income to their shareholders in a manner which results in no tax cost to the Funds. Therefore, no federal income or excise tax provision is recorded.

          Undistributed income or net realized gains for financial statement purposes may differ from federal income tax purposes due to differences in the timing, recognition and characterization of income, expense and capital gain items for financial

--------------------------------------------------------------------------------
October 31, 2002

          statement and tax purposes. Where appropriate, reclassifications between net asset accounts are made for such differences that are permanent in nature. The Funds may utilize earnings and profits distributed to shareholders on redemption of shares as part of the dividends paid deduction.

          Each Fund generally pays dividends from net investment income monthly and distributes net capital gains, if any, that it realizes annually. Dividends are declared on each day the net asset value is calculated except bank holidays.

     (C) Realized Gains and Losses on Investment Transactions -- Investment security transactions are recorded as of the trade date. Gains or losses realized on investment transactions are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

     (D) Certain Investment Risks -- The Funds may utilize derivative instruments including options, futures and other instruments with similar characteristics to the extent that they are consistent with the Funds' investment objectives and limitations. The Funds intend to use such derivative instruments primarily to hedge or protect from adverse movements in securities prices, foreign currencies or interest rates. The use of these instruments may involve risks such as the possibility of illiquid markets or imperfect correlation between the value of the instruments and the underlying securities, or that the counterparty will fail to perform its obligations.

     (E) Futures -- Upon entering into a futures contract, the Funds pledge to the broker cash or other investments equal to the minimum "initial margin" requirements of the exchange. Each Fund designates liquid securities as collateral on open futures contracts. The Funds also receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as "variation margin," and are recorded as unrealized gains or losses. When the futures contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

     (F) Earnings Credit Arrangements -- Credits are earned on positive cash balances maintained in custodian accounts. These earnings credits serve to reduce the custodian's fees incurred by certain Funds and are included in Expense Offsets reported in the Funds' Statements of Operations and in Note 4.

     (G) Expenses -- The majority of the expenses are directly identifiable to an individual fund. Expenses that are not readily identifiable to a specific fund will be allocated in such a manner as deemed equitable, taking into consideration among other things, the nature and type of expense and the relative sizes of the funds.

     (H) Use of Estimates -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts in these financial statements. Actual results could differ from those estimates.

     (I) Other -- Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on the accrual basis and includes amortization of premiums and discounts on the interest method. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

3.   Related Party Transactions

     Strong Capital Management, Inc. (the "Advisor") provides investment advisory and related services to the Funds. Effective November 30, 2001, Strong Investor Services, Inc. ("the Administrator") provides administrative, shareholder recordkeeping and related services to the Funds. Prior to November 30, 2001, the Advisor provided these services. Certain officers and directors of the Funds are affiliated with the Advisor and the Administrator. Investment advisory and administrative fees, which are established by terms of the advisory and administrative agreements, are based on the following annualized rates of the average daily net assets of the respective Fund:


                                                      Advisory    Administrative
                                                        Fees           Fees
                                                     ----------   --------------
     Strong Intermediate Municipal Bond Fund         0.37%/(1)/        0.28%
     Strong Wisconsin Tax-Free Fund                  0.37%/(1)/        0.28%
     Strong High-Yield Municipal Bond Fund           0.35%/(2)/        0.28%
     Strong Short-Term High Yield Municipal Fund     0.35%/(2)/        0.28%
     Strong Municipal Bond Fund                      0.35%/(2)/        0.28%
     Strong Short-Term Municipal Bond Fund           0.25%/(3)/        0.28%


     (1) The investment advisory fees are 0.37% for the first $4 billion, 0.345% for $4 to $6 billion, and 0.32% thereafter.
     (2) The investment advisory fees are 0.35% for the first $4 billion, 0.325% for $4 to $6 billion, and 0.30% thereafter.
     (3) The investment advisory fees are 0.25% for the first $4 billion, 0.225% for $4 to $6 billion, and 0.20% thereafter.

--------------------------------------------------------------------------------

     The Funds' Advisor and/or Administrator may voluntarily waive or absorb certain expenses at their discretion. Shareholder recordkeeping and related service fees are based on contractually established rates for each open and closed shareholder account. The Administrator also allocates to each Fund certain charges or credits resulting from transfer agency banking activities based on each Fund's level of subscription and redemption activity. Transfer Agency Banking Charges allocated to the Funds by the Administrator, if any, are included in Other in the Funds' Statements of Operations. Transfer Agency Banking Credits allocated by the Administrator, if any, serve to reduce the shareholder servicing expenses incurred by the Funds' and are included in Expense Offsets in the Funds' Statements of Operations and in Note 4. The Administrator is also compensated for certain other services related to costs incurred for reports to shareholders.

     Strong Intermediate Municipal Bond Fund and Strong Wisconsin Tax-Free Fund have entered into a distribution agreement with Strong Investments, Inc. (the "Distributor," and an affiliate of the Advisor), pursuant to Rule 12b-1 under the 1940 Act. Under the agreement, the Distributor is paid an annual rate of 0.25% of the average daily net assets of the Investor Class shares as compensation for services provided and expenses incurred, including amounts paid to brokers or dealers, in connection with the sale of each Fund's shares. For the year ended October 31, 2002, Strong Intermediate Municipal Bond Fund and Strong Wisconsin Tax-Free Fund incurred 12b-1 fees of $36,563 and $115,098, respectively.

     The Funds may invest cash in money market funds sponsored and managed by the Advisor, subject to certain limitations. The terms of such transactions are identical to those of non-related entities.

     Certain information regarding related party transactions, excluding the effects of waivers and absorptions, for the year ended October 31, 2002, is as follows:

                                                    Payable to/         Shareholder
                                                 (Receivable from)       Servicing
                                                 Administrator or    and Other Expenses   Transfer Agency
                                                    Advisor at             Paid to            Banking          Unaffiliated
                                                   Oct. 31, 2002        Administrator     Charges (Credits)  Directors' Fees
                                                 -----------------   ------------------   ----------------   ---------------
     Strong Intermediate Municipal Bond Fund          $   150             $ 10,319              $  342           $   543
     Strong Wisconsin Tax-Free Fund                      (305)              28,230                 466               928
     Strong High-Yield Municipal Bond Fund             26,608              231,653              (2,180)            4,580
     Strong Short-Term High Yield Municipal Fund        9,118               62,167               2,339             2,488
     Strong Municipal Bond Fund                        23,917              251,832              (1,443)            4,793
     Strong Short-Term Municipal Bond Fund             36,865              290,900               1,567            10,034

4.   Expense Offsets

     For the year ended October 31, 2002, the expense offsets are as follows:

                                                                 Expense
                                                               Waivers and   Transfer Agency   Earnings
                                                               Absorptions   Banking Credits   Credits
                                                               -----------   ---------------   --------
     Strong Intermediate Municipal Bond Fund                    ($198,787)       $   --        ($  102)
     Strong Wisconsin Tax-Free Fund                              (500,161)           --         (1,420)
     Strong High-Yield Municipal Bond Fund                             --        (2,180)        (1,733)
     Strong Short-Term High Yield Municipal Fund                       --            --         (1,372)
     Strong Municipal Bond Fund                                        --        (1,443)        (2,006)
     Strong Short-Term Municipal Bond Fund                             --            --         (8,106)

5.   Line of Credit

     The Strong Funds have established a line of credit agreement ("LOC") with certain financial institutions, which expires October 10, 2003, to be used for temporary or emergency purposes, primarily for financing redemption payments. Combined borrowings among all participating Strong Funds are subject to a $350 million cap on the total LOC. For an individual Fund, borrowings under the LOC are limited to either the lesser of 5% of the market value of the Fund's total assets or any explicit borrowing limits in the Fund's prospectus. Principal and interest of each borrowing under the LOC are due not more than 45 days after the date of the borrowing. Borrowings under the LOC bear interest based on prevailing market rates as defined in the LOC. A commitment fee of 0.09% per annum is incurred on the unused portion of the LOC and is allocated to all participating Strong Funds. There were minimal borrowings under the LOC during the year. At October 31, 2002, there were no outstanding borrowings by the Funds under the LOC.

--------------------------------------------------------------------------------
October 31, 2002

6.   Investment Transactions

     The aggregate purchases and sales of long-term securities, other than U.S. government securities, during the year ended October 31, 2002, are as follows:

                                                             Purchases             Sales
                                                            ------------       ------------
     Strong Intermediate Municipal Bond Fund                $ 59,984,682       $ 30,309,851
     Strong Wisconsin Tax-Free Fund                           75,267,872         42,229,265
     Strong High-Yield Municipal Bond Fund                    71,575,341        159,908,012
     Strong Short-Term High Yield Municipal Fund              88,620,856         94,307,432
     Strong Municipal Bond Fund                              232,410,940        249,974,985
     Strong Short-Term Municipal Bond Fund                   401,864,159        353,311,303

     There were no purchases or sales of long-term U.S. government securities for the year ended October 31, 2002.

7.   Income Tax Information

     The following information for the Funds is presented on an income tax basis as of October 31, 2002:

                                                                                       Net Unrealized
                                                             Gross         Gross       Appreciation/                   Distributable
                                               Cost of     Unrealized    Unrealized   (Depreciation)   Distributable     Long-Term
                                             Investments  Appreciation  Depreciation  on Investments  Ordinary Income  Capital Gains
                                            ------------  ------------  ------------  --------------  ---------------  -------------
Strong Intermediate Municipal Bond Fund     $ 32,509,989  $  520,218    $  (196,725)    $   323,493       $    --           $--
Strong Wisconsin Tax-Free Fund                63,348,211   1,610,046        (93,788)      1,516,258            --            --
Strong High-Yield Municipal Bond Fund        235,930,500   2,001,005     (84,385,51)    (82,384,505)       10,398            --
Strong Short-Term High Yield Municipal Fund  127,778,650   1,778,275     (5,176,917)     (3,398,642)           --            --
Strong Municipal Bond Fund                   250,876,837   5,562,698    (19,805,701)    (14,243,003)           --            --
Strong Short-Term Municipal Bond Fund        599,786,892   7,561,560    (11,908,985)     (4,347,425)          902            --

     The difference between cost amounts for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses on security transactions.

     The tax components of dividends paid during the year ended October 31, 2002 and capital loss carryovers (expiring in varying amounts from 2003-2010) as of October 31, 2002 are:

                                                                                          Long-Term
                                                         Ordinary                          Capital       Net Capital
                                                          Income      Exempt-Interest       Gains           Loss
                                                      Distributions    Distributions    Distributions    Carryovers
                                                      -------------   ---------------   -------------   ------------
     Strong Intermediate Municipal Bond Fund             $ 6,973        $   613,815        $   --       ($    88,488)
     Strong Wisconsin Tax-Free Fund                       19,038          2,090,753         2,684             (3,179)
     Strong High-Yield Municipal Bond Fund                    --         10,850,854            --        (52,426,915)
     Strong Short-Term High Yield Municipal Fund              --          6,114,307            --         (8,488,326)
     Strong Municipal Bond Fund                               --         10,626,118            --        (25,097,574)
     Strong Short-Term Municipal Bond Fund                    --         22,657,934            --         (3,705,204)

     The Strong Short-Term Municipal Bond Fund utilized $2,807,000 of its capital loss carryovers during the year ended October 31, 2002. Net capital loss carryovers of $6,147,000 for Strong Municipal Bond Fund are scheduled to expire in 2003.

--------------------------------------------------------------------------------

8.   Capital Share Transactions

                                                        Strong Intermediate               Strong Wisconsin
                                                        Municipal Bond Fund                Tax-Free Fund
                                                   -----------------------------   -----------------------------
                                                    Year Ended     Period Ended     Year Ended     Period Ended
                                                   Oct. 31, 2002   Oct. 31, 2001   Oct. 31, 2002   Oct. 31, 2001
                                                   -------------   -------------   -------------   -------------
                                                                      (Note 1)                        (Note 1)
Capital Share Transactions of Each of
  the Funds Were as Follows:
  Proceeds from Shares Sold                         $47,385,272     $2,907,801      $63,638,314     $29,242,623
  Proceeds from Reinvestment of Distributions           329,388          9,048        1,687,121         213,611
  Payment for Shares Redeemed                       (16,265,742)      (946,947)     (28,681,448)     (2,147,107)
                                                    -----------     ----------      ------------    -----------
  Net Increase (Decrease) in Net Assets from
    Capital Share Transactions                      $31,448,918     $1,969,902      $36,643,987     $27,309,127
                                                    ===========     ==========      ===========     ===========

Transactions in Shares of Each of
  the Funds Were as Follows:
  Sold                                                4,541,322        287,583        6,115,951       2,873,484
  Issued in Reinvestment of Distributions                31,474            890          162,449          20,875
  Redeemed                                           (1,555,758)       (92,841)      (2,760,202)       (211,522)
                                                      ---------        -------        ---------       ---------
  Net Increase (Decrease) in Shares of the Funds      3,017,038        195,632        3,518,198       2,682,837
                                                      =========        =======        =========       =========

--------------------------------------------------------------------------------
October 31, 2002

                                                      Strong High-Yield        Strong Short-Term High Yield
                                                     Municipal Bond Fund              Municipal Fund
                                                -----------------------------  ----------------------------
                                                  Year Ended      Year Ended     Year Ended     Year Ended
                                                Oct. 31, 2002   Oct. 31, 2001  Oct. 31, 2002  Oct. 31, 2001
                                                -------------   -------------  -------------  -------------
Capital Share Transactions of Each Class of
  Shares of the Funds Were as Follows:

INVESTOR CLASS
  Proceeds from Shares Sold                      $ 19,016,809    $ 73,731,657    $54,202,164    $61,504,412
  Proceeds from Reinvestment of Distributions       7,933,263      15,185,939      5,530,649      5,877,555
  Payment for Shares Redeemed                    (121,355,712)   (199,541,630)   (71,400,180)   (61,734,873)
  Transfer in from Advisor Class                           --         219,438             --         15,000
                                                 ------------    ------------    -----------    -----------
  Net Increase (Decrease) in Net Assets from
    Capital Share Transactions                    (94,405,640)   (110,404,596)   (11,667,367)     5,662,094

ADVISOR CLASS
  Proceeds from Shares Sold                                --         335,127             --             --
  Proceeds from Reinvestment of Distributions              --           9,923             --             --
  Payment for Shares Redeemed                              --        (140,613)            --             --
  Transfer out to Investor Class                           --        (219,438)            --        (15,000)
                                                 ------------    ------------    -----------    -----------
  Net Increase (Decrease) in Net Assets from
    Capital Share Transactions                             --         (15,001)            --        (15,000)
                                                 ------------    ------------    -----------    -----------
Net Increase (Decrease) in Net Assets
  from Capital Share Transactions               ($ 94,405,640)  ($110,419,597)  ($11,667,367)   $ 5,647,094
                                                 ============    ============    ===========    ===========

Transactions in Shares of Each Class of
  the Funds Were as Follows:

INVESTOR CLASS
  Sold                                              2,474,013       8,743,545      5,724,463      6,383,866
  Issued in Reinvestment of Distributions           1,031,254       1,799,025        583,654        610,526
  Redeemed                                        (15,852,679)    (23,636,631)    (7,544,524)    (6,418,366)
  Transfer in from Advisor Class                           --          25,654             --          1,558
                                                   ----------      ----------      ---------      ---------
  Net Increase (Decrease) in Shares
                                                  (12,347,412)    (13,068,407)    (1,236,407)       577,584
ADVISOR CLASS
  Sold                                                     --          39,530             --             --
  Issued in Reinvestment of Distributions                  --           1,186             --             --
  Redeemed                                                 --        (16,743)             --             --
  Transfer out to Investor Class                           --        (25,654)             --         (1,558)
                                                   ----------      ----------      ---------      ---------
  Net Increase (Decrease) in Shares                        --         (1,681)             --         (1,558)
                                                   ==========      ==========      =========      =========

------------------------------------------------------------------------------------------------------------
                                                        Strong Municipal              Strong Short-Term
                                                           Bond Fund                 Municipal Bond Fund
                                                 -----------------------------  ----------------------------
                                                   Year Ended      Year Ended     Year Ended     Year Ended
                                                 Oct. 31, 2002   Oct. 31, 2001  Oct. 31, 2002  Oct. 31, 2001
                                                 -------------   -------------  -------------  -------------
Capital Share Transactions of Each Class of
   Shares of the Funds Were as Follows:

INVESTOR CLASS
   Proceeds from Shares Sold                      $ 98,956,061    $115,767,042   $368,410,031   $341,274,367
   Proceeds from Reinvestment of Distributions       8,244,279       9,492,315     18,446,949     14,093,517
   Payment for Shares Redeemed                    (120,169,662)   (132,524,747)  (294,292,785)  (174,345,954)
   Transfer in from Advisor Class                          --          123,183            --         385,639
                                                  ------------    ------------   ------------   ------------
   Net Increase (Decrease) in Net Assets from
     Capital Share Transactions                    (12,969,322)     (7,142,207)    92,564,195    181,407,569

INSTITUTIONAL CLASS
   Proceeds from Shares Sold                               --        4,363,755            --       3,587,526
   Proceeds from Reinvestment of Distributions             --              --             --         113,555
   Payment for Shares Redeemed                             --       (4,378,755)           --      (4,389,012)
                                                  ------------    ------------   ------------   ------------
   Net Increase (Decrease) in Net Assets from
     Capital Share Transactions                            --          (15,000)           --        (687,931)

ADVISOR CLASS
   Proceeds from Shares Sold                               --          504,048            --       3,424,845
   Proceeds from Reinvestment of Distributions             --            3,086            --          12,242
   Payment for Shares Redeemed                             --         (398,951)           --      (4,220,979)
   Transfer out to Investor Class                          --         (123,183)           --        (385,639)
                                                  ------------    ------------   ------------   ------------
   Net Increase (Decrease) in Net Assets from
     Capital Share Transactions                            --          (15,000)           --      (1,169,531)
                                                  ------------    ------------   ------------   ------------
Net Increase (Decrease) in Net Assets
   from Capital Share Transactions                ($12,969,322)    ($7,172,207)  $ 92,564,195   $179,550,107
                                                  ============    ============   ============   ============

Transactions in Shares of Each Class of
   the Funds Were as Follows:

INVESTOR CLASS
   Sold                                             11,263,570      13,291,651     37,722,081     35,165,568
   Issued in Reinvestment of Distributions             939,999       1,091,843      1,888,943      1,455,502
   Redeemed                                        (13,683,190)    (15,252,182)   (30,186,460)   (18,006,490)
   Transfer in from Advisor Class                           --          13,903            --          40,895
                                                  ------------    ------------   ------------   ------------
   Net Increase (Decrease) in Shares                (1,479,621)       (854,785)     9,424,564     18,655,475
                                                  ============    ============   ============   ============

INSTITUTIONAL CLASS
   Sold                                                    --          504,736            --         370,866
   Issued in Reinvestment of Distributions                 --              --             --          11,714
   Redeemed                                                --         (506,454)           --        (454,020)
                                                  ------------    ------------   ------------   ------------
   Net Increase (Decrease) in Shares                       --           (1,718)           --         (71,440)
                                                  ------------    ------------   ------------   ------------

ADVISOR CLASS
   Sold                                                    --           57,801            --         355,882
   Issued in Reinvestment of Distributions                 --              353            --           1,262
   Redeemed                                                --          (45,987)           --        (439,078)
   Transfer out to Investor Class                          --          (13,903)           --         (40,895)
                                                  ------------    ------------   ------------   ------------
   Net Increase (Decrease) in Shares                       --           (1,736)           --        (122,829)
                                                  ============    ============   ============   ============

--------------------------------------------------------------------------------
October 31, 2002

9.   Investments in Affiliates

     Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Fund's holdings of an issuer represent 5% or more of the outstanding voting securities of the issuer and any other Strong Fund. A summary of transactions in the securities of these issuers during the year ended October 31, 2002 were as follows:

                                            Balance of        Gross       Gross Sales   Balance of      Value      Investment Income
                                           Shares Held      Purchases         and       Shares Held    Oct. 31,      Nov. 1, 2001-
                                           Nov. 1, 2001   and Additions   Reductions      Oct. 31,       2002        Oct. 31, 2002
                                           ------------   -------------   -----------   -----------   ----------   -----------------
Strong Intermediate Municipal Bond Fund
---------------------------------------
Strong Municipal Money Market Fund              13,000      12,257,000     12,270,000           --    $       --       $  6,407
Strong Tax-Free Money Fund                          --      20,541,000     19,611,000      930,000       930,000          6,250

Strong High-Yield Municipal Bond Fund
-------------------------------------
Strong Municipal Money Market Fund          10,875,000      68,250,000     79,125,000           --            --         82,184
Strong Tax-Free Money Fund                          --      24,330,000     19,555,000    4,775,000     4,775,000         13,258

Strong Short-Term High Yield Municipal Fund
-------------------------------------------
Strong Municipal Money Market Fund           6,390,000      45,690,000     52,080,000           --            --         31,439
Strong Tax-Free Money Fund                          --      19,470,000     18,410,000    1,060,000     1,060,000         11,177

Strong Municipal Bond Fund
--------------------------
Strong Municipal Money Market Fund           2,275,000     121,735,000    124,010,000           --            --         68,292
Strong Tax-Free Money Fund                          --      59,800,000     58,835,000      965,000       965,000         28,307

Strong Short-Term Municipal Bond Fund
-------------------------------------
Strong Municipal Money Market Fund          17,045,000     292,240,000    309,283,000        2,000         2,000        286,877
Strong Tax-Free Money Fund                          --      74,365,000     53,625,000   20,740,000    20,740,000         49,663

10.  Litigation
     On August 28, 2002, Strong Municipal Bond Fund, Inc. ("Fund") obtained a judgment order against certain defendants in Oklahoma federal district court awarding a rescission claim to the Fund for approximately $10,465,000, attorney fees and expenses of approximately $686,000, and statutory interest on certain municipal bonds purc hased by the Fund in 1998. The Fund's litigation counsel has advised the Fund that the defendants have appealed the judgment. Until a final, non-appealable judgment is obtained by the Fund, the Fund considers it speculative to place any specific value on this jury award, and has not utilized this contingent receivable in calculating net asset value of the Fund.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

STRONG INTERMEDIATE MUNICIPAL BOND FUND
--------------------------------------------------------------------------------------
                                                                        Year Ended
                                                                   -------------------
                                                                   Oct. 31,  Oct. 31,
Selected Per-Share Data/(a)/                                         2002    2001/(b)/
--------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                $10.25     $10.00
Income From Investment Operations:
   Net Investment Income                                              0.45       0.11
   Net Realized and Unrealized Gains (Losses) on Investments          0.26       0.25
--------------------------------------------------------------------------------------
   Total from Investment Operations                                   0.71       0.36
Less Distributions:
   From Net Investment Income/(c)/                                   (0.45)     (0.11)
   From Net Realized Gains                                           (0.03)        --
--------------------------------------------------------------------------------------
   Total Distributions                                               (0.48)     (0.11)
--------------------------------------------------------------------------------------
Net Asset Value, End of Period                                      $10.48     $10.25
======================================================================================
Ratios and Supplemental Data
--------------------------------------------------------------------------------------
   Total Return                                                      +7.1%      +3.6%
   Net Assets, End of Period (In Millions)                             $34         $2
   Ratio of Expenses to Average Net Assets before Expense Offsets     1.4%       4.5%*
   Ratio of Expenses to Average Net Assets                            0.1%       0.0%/(d)/*
   Ratio of Net Investment Income to Average Net Assets               4.2%       4.3%*
   Portfolio Turnover Rate                                          225.2%     114.6%


STRONG WISCONSIN TAX-FREE FUND
--------------------------------------------------------------------------------------

                                                                        Year Ended
                                                                   -------------------
                                                                   Oct. 31,  Oct. 31,
Selected Per-Share Data/(a)/                                         2002    2001/(e)/
--------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                $10.36     $10.00
Income From Investment Operations:
   Net Investment Income                                              0.48       0.27
   Net Realized and Unrealized Gains (Losses) on Investments          0.21       0.36
--------------------------------------------------------------------------------------
   Total from Investment Operations                                   0.69       0.63
Less Distributions:
   From Net Investment Income/(c)/                                   (0.48)     (0.27)
   From Net Realized Gains                                           (0.01)        --
--------------------------------------------------------------------------------------
   Total Distributions                                               (0.49)     (0.27)
--------------------------------------------------------------------------------------
Net Asset Value, End of Period                                      $10.56     $10.36
======================================================================================
Ratios and Supplemental Data
--------------------------------------------------------------------------------------
   Total Return                                                      +6.8%      +6.4%
   Net Assets, End of Period (In Millions)                             $65        $28
   Ratio of Expenses to Average Net Assets before Expense Offsets     1.1%       1.9%*
   Ratio of Expenses to Average Net Assets                            0.1%       0.0%/(d)/*
   Ratio of Net Investment Income to Average Net Assets               4.5%       4.7%*
   Portfolio Turnover Rate                                           95.3%      53.8%

  *  Calculated on an annualized basis.
(a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b)  For the period from July 31, 2001 (inception) to October 31, 2001.
(c)  Tax-exempt for regular federal income tax purposes.
(d)  Amount calculated is less than 0.05%.
(e)  For the period from April 6, 2001 (inception) to October 31, 2001.

                       See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS (continued)
---------------------------------------------------------------------------------------------------------------------
STRONG HIGH-YIELD MUNICIPAL BOND FUND
---------------------------------------------------------------------------------------------------------------------

                                                                                   Year Ended
                                                            ---------------------------------------------------------
                                                            Oct. 31,  Oct.31,  Oct. 31,  Aug. 31,  Aug. 31,  Aug. 31,
Selected Per-Share Data/(a)/                                  2002     2001    2000/(b)/   2000      1999      1998
---------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                         $8.16     $8.75    $8.91     $9.79     $10.52    $10.09

Income From Investment Operations:
   Net Investment Income                                      0.40      0.51     0.09      0.59       0.58      0.59
   Net Realized and Unrealized Gains (Losses)
     on Investments                                          (1.15)    (0.59)   (0.15)    (0.88)     (0.68)     0.45
   ------------------------------------------------------------------------------------------------------------------
   Total from Investment Operations                          (0.75)    (0.08)   (0.06)    (0.29)     (0.10)     1.04

Less Distributions:
   From Net Investment Income(c)                             (0.40)    (0.51)   (0.10)    (0.59)     (0.58)    (0.59)
   From Net Realized Gains                                      --        --       --        --      (0.05)    (0.02)
   ------------------------------------------------------------------------------------------------------------------
   Total Distributions                                       (0.40)    (0.51)   (0.10)    (0.59)     (0.63)    (0.61)
   ------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                               $7.01     $8.16    $8.75     $8.91     $ 9.79    $10.52
=====================================================================================================================
Ratios and Supplemental Data
---------------------------------------------------------------------------------------------------------------------
   Total Return                                              -9.5%     -0.9%    -0.7%     -2.9%      -1.1%    +10.5%
   Net Assets, End of Period (In Millions)                    $156      $282     $417      $439       $635      $667
   Ratio of Expenses to Average Net Assets
      before Expense Offsets                                  1.0%      0.8%     0.7%*     0.7%       0.7%      0.7%
   Ratio of Expenses to Average Net Assets                    1.0%      0.8%     0.7%*     0.7%       0.7%      0.7%
   Ratio of Net Investment Income to Average
      Net Assets                                              5.2%      6.1%     6.4%*     6.4%       5.7%      5.7%
   Portfolio Turnover Rate                                   35.7%     24.9%     1.4%     17.5%      52.5%     66.5%


STRONG SHORT-TERM HIGH YIELD MUNICIPAL FUND
---------------------------------------------------------------------------------------------------------------------

                                                                                   Year Ended
                                                            ---------------------------------------------------------
                                                            Oct. 31,  Oct.31,  Oct. 31,  Aug. 31,  Aug. 31,  Aug. 31,
Selected Per-Share Data/(a)/                                  2002     2001    2000/(b)/   2000      1999   1998/(d)/
---------------------------------------------------------------------------------------------------------------------

Net Asset Value, Beginning of Period                         $9.56     $9.58    $9.60     $9.99     $10.17    $10.00

Income From Investment Operations:
   Net Investment Income                                      0.44      0.50     0.08      0.51       0.50      0.37
   Net Realized and Unrealized Gains
     (Losses) on Investments                                 (0.18)    (0.02)   (0.02)    (0.39)     (0.18)     0.17
---------------------------------------------------------------------------------------------------------------------
   Total from Investment Operations                           0.26      0.48     0.06      0.12       0.32      0.54

Less Distributions:
   From Net Investment Income/(c)/                           (0.44)    (0.50)   (0.08)    (0.51)     (0.50)    (0.37)
---------------------------------------------------------------------------------------------------------------------
   Total Distributions                                       (0.44)    (0.50)   (0.08)    (0.51)     (0.50)    (0.37)
---------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                               $9.38     $9.56    $9.58     $9.60     $ 9.99    $10.17
=====================================================================================================================
Ratios and Supplemental Data
---------------------------------------------------------------------------------------------------------------------
   Total Return                                              +2.8%     +5.1%    +0.7%     +1.3%      +3.2%     +5.5%
   Net Assets, End of Period (In Millions)                    $124      $139     $133      $140       $182      $101
   Ratio of Expenses to Average Net
     Assets before Expense Offsets                            0.8%      0.8%     0.7%*     0.7%       0.7%      1.0%*
   Ratio of Expenses to Average Net Assets                    0.8%      0.7%     0.7%*     0.6%       0.4%      0.4%*
   Ratio of Net Investment Income to
     Average Net Assets                                       4.7%      5.1%     5.1%*     5.2%       4.9%      5.0%*
   Portfolio Turnover Rate                                   68.9%     62.8%     6.0%     27.9%      22.7%      8.1%

   * Calculated on an annualized basis.
 (a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
 (b) In 2000, the Fund changed its fiscal year-end from August to October.
 (c) Tax-exempt for regular federal income tax purposes.
 (d) For the period from November 30, 1997 (inception) to August 31, 1998.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
STRONG MUNICIPAL BOND FUND
--------------------------------------------------------------------------------

                                                                                               Year Ended
                                                                    ----------------------------------------------------------------
                                                                    Oct. 31,   Oct. 31,   Oct. 31,    Aug. 31,   Aug. 31,   Aug. 31,
Selected Per-Share Data/(a)/                                          2002       2001     2000/(b)/     2000       1999       1998
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                  $8.89      $8.58      $8.78       $9.37      $9.96      $9.52

Income From Investment Operations:
  Net Investment Income                                                0.37       0.41       0.08        0.50       0.51       0.51
  Net Realized and Unrealized Gains (Losses) on Investments           (0.16)      0.31      (0.20)      (0.59)     (0.59)      0.44
------------------------------------------------------------------------------------------------------------------------------------
  Total from Investment Operations                                     0.21       0.72      (0.12)      (0.09)     (0.08)      0.95

Less Distributions:
  From Net Investment Income/(c)/                                     (0.37)     (0.41)     (0.08)      (0.50)     (0.51)     (0.51)
------------------------------------------------------------------------------------------------------------------------------------
  Total Distributions                                                 (0.37)     (0.41)     (0.08)      (0.50)     (0.51)     (0.51)
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                        $8.73      $8.89      $8.58       $8.78      $9.37      $9.96
====================================================================================================================================
Ratios and Supplemental Data
------------------------------------------------------------------------------------------------------------------------------------
  Total Return                                                        +2.4%      +8.6%      -1.4%       -0.9%      -1.0%     +10.1%
  Net Assets, End of Period (In Millions)                              $243       $261       $259        $274       $370       $287
  Ratio of Expenses to Average Net Assets before Expense Offsets       1.1%       1.0%       0.8%*       0.8%       0.7%       0.7%
  Ratio of Expenses to Average Net Assets                              1.1%       0.9%       0.8%*       0.8%       0.7%       0.7%
  Ratio of Net Investment Income to Average Net Assets                 4.2%       4.8%       5.2%*       5.6%       5.1%       5.2%
  Portfolio Turnover Rate                                             95.1%     118.3%       7.2%       19.2%      22.4%      58.5%


STRONG SHORT-TERM MUNICIPAL BOND FUND
--------------------------------------------------------------------------------

                                                                                               Year Ended
                                                                    ----------------------------------------------------------------
                                                                    Oct. 31,   Oct. 31,   Oct. 31,    Aug. 31,   Aug. 31,   Aug. 31,
Selected Per-Share Data/(a)/                                          2002       2001     2000/(b)/     2000       1999       1998
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                  $9.78      $9.62      $9.64       $9.76      $9.95      $9.82

Income From Investment Operations:
  Net Investment Income                                                0.40       0.44       0.08        0.46       0.47       0.48
  Net Realized and Unrealized Gains (Losses) on Investments           (0.06)      0.16      (0.02)      (0.12)     (0.19)      0.13
------------------------------------------------------------------------------------------------------------------------------------
  Total from Investment Operations                                     0.34       0.60       0.06        0.34       0.28       0.61

Less Distributions:
  From Net Investment Income/(c)/                                     (0.40)     (0.44)     (0.08)      (0.46)     (0.47)     (0.48)
------------------------------------------------------------------------------------------------------------------------------------
  Total Distributions                                                 (0.40)     (0.44)     (0.08)      (0.46)     (0.47)     (0.48)
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Ensd of Period                                       $9.72      $9.78      $9.62       $9.64      $9.76      $9.95
====================================================================================================================================
Ratios and Supplemental Data
------------------------------------------------------------------------------------------------------------------------------------
  Total Return                                                        +3.5%      +6.4%      +0.6%       +3.6%      +2.8%      +6.3%
  Net Assets, End of Period (In Millions)                              $593       $505       $317        $307       $325       $211
  Ratio of Expenses to Average Net Assets before                       0.6%       0.6%       0.6%*       0.6%       0.6%       0.6%
  Expense Offsets
  Ratio of Expenses to Average Net Assets                              0.6%       0.6%       0.6%*       0.6%       0.6%       0.6%
  Ratio of Net Investment Income to Average Net Assets                 4.1%       4.5%       4.9%*       4.8%       4.7%       4.8%
  Portfolio Turnover Rate                                             68.2%      73.7%       8.9%       48.6%      22.7%      15.7%

  * Calculated on an annualized basis.
(a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b) In 2000, the Fund changed its fiscal year-end from August to October.
(c) Tax-exempt for regular federal income tax purposes.

                       See Notes to Financial Statements.

REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

To the Board of Directors and Shareholders of Strong Municipal Income Funds:


In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments in securities, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Strong High-Yield Municipal Bond Fund (a series of Strong High-Yield Municipal Bond Fund, Inc.), Strong Municipal Bond Fund (a series of Strong Municipal Bond Fund, Inc.), Strong Short-Term Municipal Bond Fund (a series of Strong Short-Term Municipal Bond Fund, Inc.), Strong Intermediate Municipal Bond Fund, Strong Wisconsin Tax-Free Fund, and Strong Short-Term High Yield Municipal Fund (three of the series of Strong Municipal Funds, Inc.) (all six collectively constituting Strong Municipal Income Funds, hereafter referred to as the "Funds") at October 31, 2002, and the results of each of their operations, the changes in each of their net assets and their financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2002 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.


PricewaterhouseCoopers LLP


Milwaukee, Wisconsin
December 4, 2002

DIRECTORS AND OFFICERS
--------------------------------------------------------------------------------

Richard S. Strong (indicated below by an asterisk*) is deemed an "interested person" of the Fund as defined in the 1940 Act because of his controlling ownership in Strong Capital Management, Inc.'s ("Advisor") parent company, Strong Financial Corporation. Each officer and director holds the same position with the 28 registered open-end management investment companies consisting of 72 mutual funds ("Strong Funds").

*Richard S. Strong (DOB 5-12-42), Director of the Strong Funds since September 1981 and Chairman of the Board of the Strong Funds since October 1991.
     Mr. Strong has been a Director of the Advisor since September 1981, Chairman of the Advisor since October 1991, and Chief Investment Officer of the Advisor since January 1996. Since August 1985, Mr. Strong has been a Security Analyst and Portfolio Manager of the Advisor. Prior to August 1985, Mr. Strong was Chief Executive Officer of the Advisor, which he founded in 1974. Mr. Strong has been in the investment management business since 1967.


Willie D. Davis (DOB 7-24-34), Director of the Strong Funds since July 1994.
     Mr. Davis has been Director of Wisconsin Energy Corporation since 2000, Metro-Goldwyn-Mayer, Inc. (an entertainment company) since 1998, Bassett Furniture Industries, Inc. since 1997, Checker's Drive-In Restaurants, Inc. (formerly Rally's Hamburgers, Inc.) since 1994, Johnson Controls, Inc. (an industrial company) since 1992, MGM Mirage (formerly MGM Grand, Inc.; an entertainment/hotel company) since 1990, Dow Chemical Company since 1988, Kmart Corporation (a discount consumer products company) since 1985, Sara Lee Corporation (a food/consumer products company) since 1983, and Alliance Bank since 1980. Mr. Davis has been a trustee of the University of Chicago since 1980 and Marquette University since 1988. Since 1977, Mr. Davis has been President and Chief Executive Officer of All Pro Broadcasting, Inc. Mr. Davis was a Director of WICOR, Inc. (a utility company) from 1990 to 2000 and the Fireman's Fund (an insurance company) from 1975 to 1990.


Gordon B. Greer (DOB 2-17-32), Director of the Strong Funds since March 2002.
     Mr. Greer has been Of Counsel for Bingham McCutchen LLP ("Bingham McCutchen"), a law firm, from 1997 to February 2002. From 1967 to 1997, Mr. Greer served as a Partner of Bingham McCutchen. On behalf of Bingham McCutchen, Mr. Greer provided representation to the Independent Directors of the Strong Funds from 1991 to February 2002. Bingham McCutchen has provided representation to the Independent Directors of the Strong Funds since 1991.

Stanley Kritzik (DOB 1-9-30), Director of the Strong Funds since January 1995 and Chairman of the Audit Committee of the Strong Funds since July 2000.
     Mr. Kritzik has been a Partner of Metropolitan Associates since 1962, a Director of Aurora Health Care since 1987 and of Wisconsin Health Information Network since November 1997, and a member of the Board of Governors of the Snowmass Village Resort Association since October 1999. He was a Director of Health Network Ventures, Inc. from 1992 to April 2000.

Neal Malicky (DOB 9-14-34), Director of the Strong Funds since December 1999.
     Mr. Malicky has been President Emeritus of Baldwin-Wallace College since July 2000. Mr. Malicky has been a Director of Aspire Learning Corporation since June 2000. He was a Trustee of Southwest Community Health Systems, Cleveland Scholarship Program, and The National Conference for Community and Justice until 2001. He has been President of the Reserve Homeowners Association. From July 1999 to June 2000, he served as Chancellor of Baldwin-Wallace College. From July 1981 to June 1999, he served as President of Baldwin-Wallace College. He was also the President of the National Association of Schools and Colleges of the United Methodist Church, Chairperson of the Association of Independent Colleges and Universities of Ohio, and Secretary of the National Association of Independent Colleges and Universities until 2001.

William F. Vogt (DOB 7-19-47), Director and Chairman of the Independent Directors Committee of the Strong Funds since January 1995.
     Mr. Vogt has been the Senior Vice President of IDX Systems Corporation since June 2001 and was President of Vogt Management Consulting, Inc. from 1990 to June 2001. From 1982 until 1990, he served as Executive Director of University Physicians of the University of Colorado. Mr. Vogt was also a President of the Medical Group Management Association -- Western Section and a Fellow of the American College of Medical Practice Executives.

--------------------------------------------------------------------------------

Susan A. Hollister (DOB 7-8-68), Vice President and Assistant Secretary of the Strong Funds since July 2000.
     Ms. Hollister has been Associate Counsel of the Advisor since July 1999. From April 2001 to December 2001, Ms. Hollister was Assistant Executive Vice President of the Advisor. From August 2000 to December 2001, Ms. Hollister was Assistant Secretary of the Advisor. From August 2000 to April 2001,
Ms. Hollister was Vice President of the Advisor. From August 1996 to May 1999, Ms. Hollister completed a Juris Doctor at the University of Wisconsin Law School. From December 1993 to August 1996, Ms. Hollister was Deposit Operations Supervisor for First Federal Savings Bank, La Crosse - Madison.

Richard W. Smirl (DOB 4-18-67), Vice President of the Strong Funds since February 2002 and Secretary of the Strong Funds since November 2001.
     Mr. Smirl has been Assistant Executive Vice President and Assistant Secretary of the Advisor since December 2001 and Senior Counsel of the Advisor since July 2000. Mr. Smirl has been General Counsel of Strong Investments, Inc. ("Distributor") since November 2001 and Vice President, Secretary, and Chief Compliance Officer of the Distributor since July 2000. From July 2000 to November 2001, Mr. Smirl was Lead Counsel of the Distributor. From
September 1999 to July 2000, Mr. Smirl was a partner at Keesal, Young & Logan, P.C. (a law firm). From September 1992 to September 1999, Mr. Smirl was an associate of Keesal, Young & Logan, P.C.

Gilbert L. Southwell III (DOB 4-13-54), Assistant Secretary of the Strong Funds since July 2001.
     Mr. Southwell has been Associate Counsel of the Advisor since April 2001. From October 1999 to March 2001, Mr. Southwell was a partner at Michael, Best & Friedrich, LLP (a Milwaukee law firm). From November 1984 to September 1999, Mr. Southwell was Assistant General Counsel of Firstar Bank, National Association and/or certain of its subsidiaries.

John W. Widmer (DOB 1-19-65), Treasurer of the Strong Funds since April 1999.
     Mr. Widmer has been Treasurer of the Advisor since April 1999. From
May 1997 to April 1999, Mr. Widmer was the Manager of the Financial Management and Sales Reporting Systems department of the Advisor. From May 1992 to
May 1997, Mr. Widmer was an Accounting and Business Advisory Manager in the Milwaukee office of Arthur Andersen LLP. From June 1987 to May 1992, Mr. Widmer was an accountant at Arthur Andersen LLP.

Thomas M. Zoeller (DOB 2-21-64), Vice President of the Strong Funds since October 1999.
     Mr. Zoeller has been Secretary of the Advisor since December 2001, Executive Vice President of the Advisor since April 2001, Chief Financial Officer of the Advisor since February 1998, and a member of the Office of the Chief Executive since November 1998. From February 1998 to April 2001,
Mr. Zoeller was Senior Vice President of the Advisor. From October 1991 to February 1998, Mr. Zoeller was the Treasurer and Controller of the Advisor, and from August 1991 to October 1991, he was the Controller. From August 1989 to August 1991, Mr. Zoeller was the Assistant Controller of the Advisor. From September 1986 to August 1989, Mr. Zoeller was a Senior Accountant at Arthur Andersen LLP.

     Except for Messrs. Davis, Kritzik, Vogt, and Malicky, the address of all of the above persons is P.O. Box 2936, Milwaukee, WI 53201. Mr. Davis' address is 161 North La Brea, Inglewood, CA 90301. Mr. Kritzik's address is 1123 North Astor Street, Milwaukee, WI 53202. Mr. Vogt's address is P.O. Box 7657, Avon, CO 81620. Mr. Malicky's address is 4608 Turnberry Drive, Lawrence, KS 66047.

     The statement of additional information contains additional information about fund directors and officers and is available without charge, upon request, by calling 1-800-368-3863.

Directors
  Richard S. Strong
  Willie D. Davis
  Gordon B. Greer
  Stanley Kritzik
  Neal Malicky
  William F. Vogt

Officers
  Richard S. Strong, Chairman of the Board
  Thomas M. Zoeller, Vice President
  Richard W. Smirl, Vice President and Secretary
  Susan A. Hollister, Vice President and Assistant Secretary
  Gilbert L. Southwell III, Assistant Secretary
  John W. Widmer, Treasurer

Investment Advisor
  Strong Capital Management, Inc.
  P.O. Box 2936, Milwaukee, Wisconsin 53201

Distributor
  Strong Investments, Inc.
  P.O. Box 2936, Milwaukee, Wisconsin 53201

Custodian
  State Street Bank and Trust Company
  801 Pennsylvania Avenue, Kansas City, Missouri 64105

Transfer Agent and Dividend-Disbursing Agent
  Strong Investor Services, Inc.
  P.O. Box 2936, Milwaukee, Wisconsin 53201

Independent Accountants
  PricewaterhouseCoopers LLP
  100 East Wisconsin Avenue, Milwaukee, Wisconsin 53202

Legal Counsel
  Godfrey & Kahn, S.C.
  780 North Water Street, Milwaukee, Wisconsin 53202

[STRONG LOGO]

--------------------------------------------------------------------------------

Strong Investments
P.O. Box 2936 | Milwaukee, WI 53201
www.Strong.com

To order a free prospectus kit, call
1-800-368-1030

To learn more about our funds, discuss an existing account, or conduct a transaction, call
1-800-368-3863

If you are a Financial Professional, call
1-800-368-1683

Visit our web site at
www.Strong.com

This report does not constitute an offer for the sale of securities. Strong Funds are offered for sale by prospectus only. Securities are offered through Strong Investments, Inc. RT29341 12-02


                                                               AMUNI/WH2920 1002